SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           Registration Statement Under the Securities Act of 1933 [X]
                       Pre-Effective Amendment No.     [ ]
                        Post-Effective Amendment No.   [23]

                                       and/or

       Registration Statement Under the Investment Company Act of 1940 [X]
                              Amendment No.  [27]
                       -----------------------------------

                                Ultra Series Fund
                               2000 Heritage Way
                              Waverly, Iowa 50677
                            (319) 352-4090, ext. 2157
            (Registrant's Exact Name, Address and Telephone Number)

                             Barbara L. Secor, Esq.
                       CUNA Mutual Life Insurance Company
                               2000 Heritage Way
                              Waverly, Iowa 50677
                     (Name and Address of Agent for Service)

                                    Copy to:

                              Stephen E. Roth, Esq.
                        Sutherland, Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D. C. 20004-2404

                  Approximate Date of Proposed Public Offering:  [      ]

                  --------------------------------------------

It is proposed that this filing will become effective (check appropriate box)

[   ]  immediately upon filing pursuant to paragraph (b)
[ X ]  on May 1, 1999 pursuant to paragraph (b)
[   ]  60 days after filing pursuant to paragraph (a)(1)
[   ]  on (date) pursuant to paragraph (a)(1)
[   ]  75 days after filing pursuant to paragraph (a)(2)
[   ]  on (date)pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[   ]  This  post-effective  amendment  designates  a  new  effective  date  for a previously filed post-effective amendment.

                                ULTRA SERIES FUND




PROSPECTUS                                                          MAY 1, 1999


                                Money Market Fund
                               Treasury 2000 Fund
                                    Bond Fund
                                  Balanced Fund
                          Growth and Income Stock Fund
                         Capital Appreciation Stock Fund
                               Mid-Cap Stock Fund




















As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares in these funds, nor does the Commission guarantee the accuracy or adequacy of the prospectus. Any statement to the contrary is a criminal offense.

                                TABLE OF CONTENTS



                                                                           PAGE
THE FUND
         Expenses............................................................1
         Money Market Fund...................................................3
         Treasury 2000 Fund..................................................5
         Bond Fund...........................................................7
         Balanced Fund.......................................................9
         Growth and Income Stock Fund.......................................11
         Capital Appreciation Stock Fund....................................13
         Mid-Cap Stock Fund.................................................15
         Risk vs. Return....................................................17

RISKS ASSOCIATED WITH CERTAIN HIGHER RISK SECURITIES
         Foreign Securities.................................................18
         Euro Conversion....................................................18
         Small Capitalization Stocks........................................19

THE SHARES
         Offer..............................................................19
         Purchase and Redemption............................................20
         Distribution.......................................................20
         Dividends..........................................................21
         Pricing of Fund Shares.............................................21
         Taxes..............................................................22

MORE ABOUT ULTRA SERIES FUND
         Portfolio Management...............................................22
         Inquiries..........................................................23
         Year 2000..........................................................23
         Financial Highlights...............................................23




Additional information about each fund's investments is available in the Statement of Additional Information (SAI), and the annual and semiannual reports to shareholders. In particular, the annual reports will discuss the relevant market conditions and investment strategies used by the portfolio manager(s) that materially affected performance during the prior fiscal year. You may get a copy of the most recent of these reports at no cost by calling 1-800-798-5500.


Please note that an investment in any of these funds is not a deposit in a credit union or other financial institution and is neither insured nor endorsed in any way by any credit union, other financial institution, or government agency. Such an investment involves certain risks, including loss of principal, and is not guaranteed to result in positive investment gains. These funds may not achieve their objectives.

                                    EXPENSES

This table describes the expenses that you may pay if you buy and hold shares of the fund.

Annual fund operating expenses are paid out of fund assets and are reflected in the share price.

Management fees are amounts paid to the investment adviser for managing the funds' investments and administering fund operations.

Distribution or "12b-1" fees are fees each fund pays its distributor for distribution-related expenses.

Other expenses are trustees' fees, auditors' fees, interest on borrowings, any taxes and extraordinary expenses.


Shareholder Fees                                           Class C      Class Z

                                                            None         None

Annual Fund Operating Expenses

     Management Fees                                       Class C      Class Z
              Money Market Fund                             .45%         .45%
              Treasury 2000 Fund                            .45%         .45%
              Bond Fund                                     .55%         .55%
              Balanced Fund                                 .70%         .70%
              Growth and Income Stock Fund                  .60%         .60%
              Capital Appreciation Stock Fund               .80%         .80%
              Mid-Cap Stock Fund                           1.00%        1.00%

     Distribution (12b-1) Fees                              .25%         None

     Other Expenses
              Money Market Fund                             .01%         .01%
              Treasury 2000 Fund                            None         None
              Bond Fund                                     .01%         .01%
              Balanced Fund                                 .01%         .01%
              Growth and Income Stock Fund                  .01%         .01%
              Capital Appreciation Stock Fund               .01%         .01%
              Mid-Cap Stock Fund                            .01%         .01%

     Total Annual Fund Operating Expenses
              Money Market Fund                             .71%         .46%
              Treasury 2000 Fund                            .70%         .45%
              Bond Fund                                     .81%         .56%
              Balanced Fund                                 .96%         .71%
              Growth and Income Stock Fund                  .86%         .61%
              Capital Appreciation Stock Fund              1.06%         .81%
              *Mid-Cap Stock Fund                          1.26%        1.01%

*Because the Mid-Cap Stock Fund is new, these amounts are only estimates.

                                    EXAMPLES



The examples shown below are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The examples are based on a $10,000 initial investment in each fund over the various time periods indicated. The examples assume: (1) 5% annual return and (2) redemption at the end of each period.

Class Z:

Fund                         1 year        3 years     5 years       10 years

Money Market                 $ 47           $ 148       $ 258          $ 579
Treasury 2000                  46             144         252            567
Bond                           57             179         313            701
Balanced                       73             227         395            883
Growth and Income Stock        62             195         340            762
Capital Appreciation Stock     83             259         450          1,002
Mid-Cap Stock                 103             322         558          1,236


Class C:

Fund                         1 year        3 years     5 years       10 years

Money Market                 $ 73           $ 227       $ 395          $ 883
Treasury 2000                  72             224         390            871
Bond                           83             259         450          1,002
Balanced                       98             306         531          1,178
Growth and Income Stock        88             274         477          1,061
Capital Appreciation Stock    108             337         585          1,294
Mid-Cap Stock                 128             400         692          1,523



You should not consider the examples above as a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

                                MONEY MARKET FUND

INVESTMENT OBJECTIVE
What is this fund's goal?

The Money Market Fund seeks high current income from money market instruments consistent with the preservation of capital and liquidity. The fund intends to maintain a stable value of $1.00 per share.

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

     1.   require stability of principal;
     2. are seeking a mutual fund for the cash portion of an asset allocation program;
     3.   need to "park" your money temporarily; or
     4.   consider yourself a saver rather than an investor.

You may want to invest fewer of your assets in this fund if you:

     1.   want federal deposit insurance;
     2.   are seeking an investment that is likely to outpace inflation;
     3. are investing for retirement or other goals that are many years in the future; or
     4.   are investing for growth or maximum current income.

PRINCIPAL RISKS
What are the main risks of investing in this fund?


As with any money market fund, the yield paid by the fund will vary with changes in interest rates. Generally, if interest rates rise, the market value of income bearing securities will decline. There is a possibility that the fund's share value could fall below $1.00, which could reduce the value of your account. An investment in the Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund attempts to maintain a stable price of $1.00 per share, there is no assurance that it will be able to do so and it is possible to lose money by investing in the fund.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?


The Money Market Fund invests exclusively in U.S. dollar-denominated money market securities maturing (or resetting their interest rates to market levels) in thirteen months or less from the date of purchase. It includes securities issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations such as the World Bank. At least 95% of the fund's assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the fund's assets must be invested in securities rated in the two highest rating categories. A more detailed description of the types of permissible issuers and rating categories is contained in the SAI. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The fund may also invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of the fund's assets may be invested in these securities unless they are backed by a U.S. parent financial institution.

                          MONEY MARKET FUND PERFORMANCE

How has the Money Market Fund performed?


The following chart provides an indication of the risks of investing in the Money Market Fund by showing the changes in the portfolio performance of the Class Z shares from year to year over a 10-year period. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts.


                                  Total Return

GRAPHIC: Bar chart that shows total returns for the past ten calendar years for Class Z shares of the Money Market Fund. Total returns are as follows:

     1989            8.39%              1994             3.34%
     1990            7.53%              1995             5.21%
     1991            5.36%              1996             4.72%
     1992            3.05%              1997             5.01%
     1993            2.86%              1998             5.00%

                        Best Calendar Quarter:  2Q89 2.31%
                        Worst Calendar Quarter: 2Q93  .60%


Please remember that past performance is no guarantee of the results the Money Market Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.
--------------------------------------------------------------------------------

How does the performance of the Money Market Fund compare to general money market returns?


The following table compares the performance of Class Z Shares with the performance of the 90-day U.S. Treasury Bill, which is one measure of the performance of the relevant market. Returns shown for the Money Market Fund are after the deduction of fund management and operating expenses. The Treasury Bill returns bear no such expenses.

                          Average Annual Total Returns
                           (As of December 31, 1998)

                               One Year           Five Year            Ten Year

Class Z Shares                   5.00%               4.65%               5.03%
90-day U.S. Treasury Bill        5.05%               5.10%               5.44%

                               TREASURY 2000 FUND


INVESTMENT OBJECTIVE
What is this fund's goal?

The Treasury 2000 Fund seeks to provide safety of capital and a relatively predictable payout upon portfolio maturity.

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

     1. desire an assured future value of a portion of your investments at a specified future date; or
     2.   prefer the very high credit quality of U. S. Treasury securities.

You may want to invest fewer of your assets in this fund if you:

     1.   want Federal deposit insurance;
     2. are willing to assume some variability of future balance in pursuit of higher long term returns; or
     3.   want an investment based on growth or maximum current income.

PRINCIPAL RISKS
What are the main risks of investing in this fund?


Because of their substantial discount from face value, prices of Stripped Treasury Securities are particularly sensitive to changes in interest rates. The longer the term to maturity, the more susceptible these securities will be to a given change in interest rates (interest rate risk).

Variable rates of inflation and economic growth, together with the fiscal and monetary policies adopted to attempt to deal with these and other economic problems, contribute to wide fluctuations in interest rates (and thus in the value of fixed-rate debt obligations like these). Although more volatile, Stripped Treasury Securities avoid reinvestment risk of interest payments at inopportune times in the market. Avoiding this risk is an important factor in being able to achieve a relatively predictable payout upon portfolio maturity.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?


The Treasury 2000 Fund invests primarily in Stripped Treasury Securities. Stripped Treasury Securities include U.S. Treasury debt obligations originally issued as bearer bonds which have been stripped of their unmatured interest coupons. Stripped Treasury Securities do not receive any periodic payments of interest and are not subject to early redemption. The Stripped Treasury Securities held by this fund mature on November 15, 2000.


Unlike most coupon-bearing bonds, Stripped Treasury Securities are sold at a substantial discount from face value because the buyer receives only the right to receive one future fixed payment and does not receive any rights to periodic interest payments. While Stripped Treasury Securities insulate shareholders from being unable to invest interest payments received at a rate as high as the yield to maturity on the stripped security, they also prevent investing the interest at a higher rate should interest rates rise.


In addition to Stripped Treasury Securities, this fund may invest in coupon-bearing Treasury Notes with maturities identical to those of the Stripped Treasury Securities held in the portfolio. The Treasury Notes may be purchased to the extent necessary to maintain sufficient cash flow to pay the investment adviser's fees.

On or within 12 months prior to November 15, 2000, the securities held by the Fund will be liquidated. Once the Fund has liquidated its portfolio, additional Stripped Treasury Securities with a portfolio maturity date selected at that time may be purchased and the Fund may continue, with liquidation and subsequent refunding occurring from time to time. If, at the time of the portfolio liquidation date for this Fund, it appears not to be in the best interest of the Fund to purchase additional Stripped Treasury Securities, the fund will distribute its assets and cease operations.

                         TREASURY 2000 FUND PERFORMANCE

How has the Treasury 2000 Fund performed?


The following chart provides an indication of the risks of investing in the Treasury 2000 Fund by showing the changes in the portfolio performance of the Class Z shares from year to year over a 10-year period. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts.


                                  Total Return

GRAPHIC: Bar chart that shows total returns for the past ten calendar years for Class Z shares of the Treasury 2000 Fund. Total returns are as follows:

     1989           21.79%              1994            -7.12%
     1990            7.12%              1995            20.99%
     1991           20.37%              1996             2.10%
     1992            8.01%              1997             6.85%
     1993           15.43%              1998             7.52%

                       Best Calendar Quarter:  2Q89 15.51%
                       Worst Calendar Quarter: 1Q94 -5.03%


Please remember that past performance is no guarantee of the results the Treasury 2000 Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.
--------------------------------------------------------------------------------

How does the performance of the Treasury 2000 Fund compare to the short-term U.S. Treasury Note market?


The following table compares the performance of the Class Z Shares with the performance of the Lehman Brothers Intermediate Treasury Bond Index, which is one measure of the performance of the relevant market. Returns shown for the Treasury 2000 Fund are after the deduction of fund management and operating expenses. The Lehman Index returns bear no such expenses.

                          Average Annual Total Returns
                           (As of December 31, 1998)


                               One Year           Five Year            Ten Year

Class Z Shares                   7.52%               5.68%               9.95%
Lehman Index                     8.62%               6.13%               8.32%

                                    BOND FUND

INVESTMENT OBJECTIVE
What is this fund's goal?


The Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk, primarily through investment in a diversified portfolio of income bearing debt securities.

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

     1.   seek an investment based on a regular stream of income;
     2. seek higher potential returns than money market funds and are willing to accept moderate risk of volatility;
     3.   want to diversify your investments;
     4. seek a mutual fund for the income portion of an asset allocation program; or
     5.   are retired or nearing retirement.

You may want to invest fewer of your assets in this fund if you:

     1.   invest for maximum return over a long time horizon; or
     2.   need absolute stability of your principal.

PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with most income funds, the Bond Fund is subject to interest rate risk, the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions. Loss of money is a risk of investing in this fund.

In addition, the fund is subject to credit risk, the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. The ability of the fund to realize interest under repurchase agreements and pursuant to loans of the fund's securities is dependent on the ability of the seller or borrower, as the case may be, to perform its obligation to the fund. There is also prepayment/extension risk, which is the chance that a rise or fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, reducing the return in either case.

To the extent that the fund invests in non-investment grade securities, the fund is also subject to above-average credit, market and other risks. Issuers of non-investment grade securities (i.e., "junk" bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration. Under normal circumstances, the fund invests at least 80% of its assets in:

     1. Corporate debt securities: securities issued by domestic and foreign corporations;
     2. U.S. government debt securities: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; and
     3. Foreign government debt securities: securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars.


To the extent permitted by law and available in the market, the fund may also invest in asset-backed and mortgage-backed securities, including those representing mortgage, commercial or consumer loans originated by credit unions.

                              BOND FUND PERFORMANCE

How has the Bond Fund performed?


The following chart provides an indication of the risks of investing in the Bond Fund by showing the changes in the portfolio performance of the Class Z shares from year to year over a 10-year period. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts.


                                  Total Return


GRAPHIC: Bar chart that shows total returns for the past ten calendar years for Class Z shares of the Bond Fund. Total returns are as follows:

     1989           11.74%              1994            -3.06%
     1990            7.41%              1995            16.37%
     1991           14.70%              1996             2.86%
     1992            6.47%              1997             7.45%
     1993            8.87%              1998             6.18%

                       Best Calendar Quarter:  2Q89  5.94%
                       Worst Calendar Quarter: 1Q94 -2.50%


Please remember that past performance is no guarantee of the results the Bond Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.
--------------------------------------------------------------------------------

How does the performance of the Bond Fund compare to the bond market?


The following table compares the performance of the Class Z Shares with the performance of the Lehman Brothers Intermediate Government/Corporate Bond Index which is one measure of the performance of the relevant market. Returns shown for the Bond Fund are after the deduction of fund management and operating expenses. The Lehman Index returns bear no such expenses.

                          Average Annual Total Returns
                           (As of December 31, 1998)

                               One Year           Five Year            Ten Year

Class Z Shares                   6.18%               5.77%               7.77%
Lehman Index                     8.42%               6.59%               8.51%

                                  BALANCED FUND

INVESTMENT OBJECTIVE
What is this fund's goal?

The Balanced Fund seeks a high total return through the combination of income and capital appreciation.

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

     1.  are looking for a more conservative option to a growth-oriented fund;
     2.  want a well-diversified and relatively stable investment allocation;
     3.  need a core investment;
     4. seek a reasonable total return over the long term irrespective of its form (i.e., capital gains or ordinary income); or
     5.  are retired or nearing retirement.

You may want to invest fewer of your assets in this fund if you:

     1.  are investing for maximum return over a long time horizon;
     2. want your return to be either ordinary income or capital gains, but not both; or
     3.  require a high degree of stability of your principal.

PRINCIPAL RISKS
What are the main risks of investing in this fund?


The risks of this fund are similar to the risks described for the Bond, Money Market, Growth and Income Stock and Capital Appreciation Stock Funds because it invests in the same types of securities. As with any fund that invests in stocks and bonds, the fund is subject to market and interest rate risks, the risks that the value of your investment will fluctuate in response to stock and bond market movements and changes in interest rates.

Generally, if interest rates rise, the market value of income bearing securities (including bonds) will decline. There is also the risk that the issuer will not pay its debts. If payments on an income bearing security are not paid when due, it may cause the net asset value of the fund to go down.

Because different stocks and bonds move in and out of favor depending on market conditions, investor sentiment and a myriad of other issues, the fund may sometimes outperform funds with a different investment objective and sometimes underperform them. Loss of money is a risk of investing in this fund.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?


The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. The fund employs regular rebalancing to maintain a relatively static asset allocation. Stock, bond and cash components will vary, however, reflecting the relative availability of attractively priced stocks and bonds. Generally, however, common stocks will constitute 60% to 40% of the fund's assets, bonds will constitute 40% to 60% of the fund's assets and money market instruments may constitute up to 20% of the fund's assets. The Balanced Fund will invest primarily in the same types of equity securities in which the Capital Appreciation Stock and Growth and Income Stock Funds invest, the same types of bonds in which the Bond Fund invests, and the same types of money market instruments in which the Money Market Fund invests.


The fund may invest up to 25% of its assets in foreign securities.


The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to their values.

                            BALANCED FUND PERFORMANCE

How has the Balanced Fund performed?


The following chart provides an indication of the risks of investing in the Balanced Fund by showing the changes in the portfolio performance of the Class Z shares from year to year over a 10-year period. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts.


                                  Total Return

GRAPHIC: Bar chart that shows total returns for the past ten calendar years for Class Z shares of the Balanced Fund. Total returns are as follows:

     1989           18.03%              1994             -.46%
     1990            3.75%              1995            22.27%
     1991           18.53%              1996            10.79%
     1992            6.85%              1997            16.87%
     1993           10.47%              1998            13.40%

                       Best Calendar Quarter:  4Q98 11.43%
                       Worst Calendar Quarter: 3Q90 -5.69%


Please remember that past performance is no guarantee of the results the Balanced Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.
--------------------------------------------------------------------------------
How does the performance of the Balanced Fund compare to the balanced market?


The following table compares the performance of the Class Z Shares with the performance of the Blended Index* and each of the components of the Blended Index, which is one measure of the performance of the relevant market. Returns shown for the Balanced Fund are after the deduction of fund management and operating expenses. The Blended Index returns bear no such expenses.


                          Average Annual Total Returns
                           (As of December 31, 1998)


                               One Year           Five Year            Ten Year
Class Z Shares                  13.40%              12.31%              11.84%
Blended Index*                  17.26%              14.17%              12.94%
  S&P 500 Stock Index           28.60%              24.05%              19.18%
  Lehman Index                   8.42%               6.59%               8.51%
  90-day U.S. Treasury Bills     4.98%               5.09%               5.43%


*The blended index is a composition of the S&P 500 (Capitalization-weighted) Stock Index (45%), the Lehman Brothers Intermediate Government/Corporate Bond Index (40%), and 90-day U.S. Treasury Bills (15%).

                          GROWTH AND INCOME STOCK FUND

INVESTMENT OBJECTIVE
What is this fund's goal?

The Growth and Income Stock Fund seeks long-term capital growth, with income as a secondary consideration.

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

     1. are looking for a stock fund that has both growth and income components;
     2.   are looking for a more conservative option to a growth-oriented fund;
     3.   need a core investment;
     4. seek above-average long-term total return through a combination of capital gains and ordinary income; or
     5.   are retired or nearing retirement.

You may want to invest fewer of your assets in this fund if you:

     1.   are investing for maximum return over a long time horizon;
     2. desire your return to be either ordinary income or capital gains, but not both; or
     3.   require a high degree of stability of your principal.

PRINCIPAL RISKS
What are the main risks of investing in this fund?


Any fund that invests in stocks and seeks income is subject to market and interest rate risks, meaning the value of your investment will fluctuate when the stock market and interest rates move. Loss of money is a risk of investing in this fund.

In addition, a "value" approach to investing includes the risks that: 1. the securities markets will not recognize the value of a security for an unexpectedly long period of time; and 2. a stock that is believed to be undervalued actually is appropriately priced or over-priced due to unanticipated problems associated with the issuer or industry.

The fund may carry additional risks relating to foreign securities. The principal risks of foreign securities are described later in this prospectus and in the SAI.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Growth and Income Fund will focus on stocks of larger companies with financial and market strengths and a long-term record of financial performance. Under normal market conditions, the fund will maintain at least 80% of its assets in these stocks. Primarily through ownership of a diversified portfolio of common stocks and securities convertible into common stocks, the fund will seek a rate of return in excess of returns typically available from less variable investment alternatives. The fund generally follows what is known as a "value" approach, which generally means that the managers seek to invest in stocks at prices below their estimated value based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their values are not realized by the market.

The fund will typically invest in securities representing every sector of the S&P 500 in about (+/-50%) the same weightings as such sector has in the S&P 500. For example, if technology companies represent 10% of the S&P 500, the fund will typically have between 5% and 15% of its assets invested in securities issued by technology companies.

The fund may also invest in warrants, preferred stocks and debt securities (including non-investment grade debt securities). The fund may invest up to 25% of its assets in foreign securities.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its value or other stocks appear more attractively priced relative to their values.

                    GROWTH AND INCOME STOCK FUND PERFORMANCE

How has the Growth and Income Stock Fund performed?


The following chart provides an indication of the risks of investing in the Growth and Income Stock Fund by showing the changes in the portfolio performance of the Class Z shares from year to year over a 10-year period. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts.


                                  Total Return

GRAPHIC: Bar chart that shows total returns for the past ten calendar years for Class Z shares of the Growth and Income Stock Fund. Total returns are as follows:

     1989           24.37%              1994             1.42%
     1990           -1.98%              1995            31.75%
     1991           25.66%              1996            22.02%
     1992            7.66%              1997            31.42%
     1993           13.77%              1998            17.92%

                      Best Calendar Quarter:  4Q98  17.81%
                      Worst Calendar Quarter: 3Q90 -13.69%


Please remember that past performance is no guarantee of the results the Growth and Income Stock Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.
--------------------------------------------------------------------------------

How does the performance of the Growth and Income Stock Fund compare to the growth and income market?


The following table compares the performance of the Class Z Shares with the performance of the Russell 1000 Index and the S&P 500, which are measures of the performance of the relevant market. Returns shown for the Growth and Income Stock Fund are after the deduction of fund management and operating expenses. The Russell 1000 Index and S&P 500 Index returns bear no such expenses.

                          Average Annual Total Returns
                           (As of December 31, 1998)

                               One Year           Five Year            Ten Year

Class Z Shares                  17.92%              20.37%              16.84%
S&P 500 Stock Index             28.60%              24.05%              19.18%
    (Capitalization-weighted)
S&P 500 Stock Index             12.76%              18.77%              16.78%
     (Equal-weighted)
Russell 1000 Index              27.02%              23.27%              19.03%

                         CAPITAL APPRECIATION STOCK FUND

INVESTMENT OBJECTIVE
What is this fund's goal?

The Capital Appreciation Stock Fund seeks long-term capital appreciation.

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:


     1.   have a longer investment time horizon;

     2. are willing to accept higher on-going short-term risk for the potential of higher long-term returns;
     3.   want to diversify your investments;
     4. are seeking a fund for the growth portion of an asset allocation program; or
     5. are investing for retirement or other goals that are many years in the future.

You may want to invest fewer of your assets in this fund if you:

     1.   are investing with a shorter investment time horizon in mind;

     2.   are seeking an investment  based on income rather than capital  gains;
          or

     3.   are   uncomfortable   with  an   investment   whose   value  may  vary
          substantially.

PRINCIPAL RISKS
What are the main risks of investing in this fund?


As with any fund that invests in equity securities, this fund is subject to market risk, the risk that the value of a security may move up and down due to factors not directly related to the issuer. Loss of money is a significant risk of investing in this fund. Due to its focus on stocks that may appreciate in value and lack of emphasis on those that provide current income, this fund will typically experience greater volatility over time than the Growth and Income Stock Fund.

In addition, a "value" approach to investing includes the risks that: 1. the securities markets will not recognize the value of a security for an unexpectedly long period of time; and 2. a stock that is believed to be undervalued actually is appropriately priced or over-priced due to unanticipated problems associated with the issuer or industry.

To the extent that the fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the fund invests in foreign securities, it will be subject to the risks related to such securities, including the risks of adverse changes in the rate of currency exchange and associated unstable political situations. A further discussion of the principal risks associated with foreign securities is contained in the foreign securities section and SAI. To the extent that the fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the fund invests in foreign securities, it will be subject to the risks related to such securities, including the risks of changes in the rate of currency exchange and varying political situations. The principal risks of foreign securities and small company stocks are described later in this prospectus and in the SAI.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?


The Capital Appreciation Stock Fund invests primarily in common stocks of companies of various sizes, and will, under normal market conditions, maintain at least 80% of its assets in such securities. The fund seeks stocks that have low market prices relative to their values based on analysis by the fund's investment adviser of the issuing companies and their prospects. This is referred to as a "value" approach which is further described on the Growth and Income Stock Fund page. Relative to the Growth and Income Stock Fund, the Capital Appreciation Stock Fund will include some smaller, less developed companies and some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries, but will often be less diversified than the Growth and Income Stock Fund. The combination of these factors introduces greater investment risk than the Growth and Income Stock Fund, but can also provide higher long-term returns than are typically available from less risky investments.


The fund will typically invest in securities representing every sector of the S&P 400 in about (+/-100%) the same weightings as such sector has in the S&P
400. For example, if technology companies represent 10% of the S&P 400, the fund will typically have between 0% and 20% of its assets invested in securities issued by technology companies.


The fund may also invest in warrants, preferred stocks and convertible debt securities, and may invest up to 25% of its assets in foreign securities.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its value, or other stocks appear more attractively priced relative to their values.

                   CAPITAL APPRECIATION STOCK FUND PERFORMANCE

How has the Capital Appreciation Stock Fund performed?


The following chart provides an indication of the risks of investing in the Capital Appreciation Stock Fund by showing the changes in the portfolio performance of the Class Z shares from year to year since inception. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts.


                                  Total Return

GRAPHIC: Bar chart that shows total returns for Class Z shares of the Capital Appreciation Stock Fund since inception. Total returns are as follows:

                                   1994  5.44%
                                   1995 30.75%
                                   1996 21.44%
                                   1997 31.57%
                                   1998 20.90%

                      Best Calendar Quarter:  4Q98  20.84%
                      Worst Calendar Quarter: 3Q98 -12.04%


Please remember that past performance is no guarantee of the results the Capital Appreciation Stock Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.
--------------------------------------------------------------------------------

How does the performance of the Capital Appreciation Stock Fund compare to the capital appreciation market?


The following table compares the performance of the Class Z Shares with the performance of the Russell 3000 Index and S&P 400 Stock Index, which are measures of the performance of the relevant market. Returns shown for the Capital Appreciation Stock Fund are after the deduction of fund management and operating expenses. The Russell 3000 Index and S&P 400 Stock Index returns bear no such expenses.

                          Average Annual Total Returns
                           (As of December 31, 1998)

                               One Year           Five Year            Ten Year

Class Z Shares                  20.90%              21.64%                 N/A
Russell 3000 Index              24.14%              22.26%              18.48%
S&P 400 Stock Index             19.10%              18.84%              19.26%

                               MID-CAP STOCK FUND

INVESTMENT OBJECTIVE
What is this fund's goal?

The Mid-Cap Stock Fund seeks long-term capital appreciation by investing in midsize and small companies.

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

     1.   have a longer investment time horizon;
     2. are willing to accept higher on-going short-term risk for the potential of higher long-term returns;
     3.   want to diversify your investments;
     4. are seeking a fund for the growth portion of an asset allocation program;
     5. are seeking exposure to smaller companies as part of an asset allocation program; or
     6. are investing for retirement or other goals that are many years in the future.

PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to market risk, the risk that the value of your investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund.

Due to its focus on smaller companies' stocks that may appreciate in value and lack of emphasis on those that provide current income, this fund will typically experience greater volatility over time than the Growth and Income Stock Fund. Securities issued by smaller companies may be less liquid than securities issued by larger, more established companies. In addition, a "value" approach to investing includes the risks that: 1. the securities markets will not recognize the value of a security for an unexpectedly long period of time; and 2. a stock that is believed to be undervalued actually is appropriately priced or over-priced due to unanticipated problems associated with the issuer or industry.

To the extent that the fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the fund invests in foreign securities, it will be subject to the risks related to such securities, including the risks of changes in the rate of currency exchange and varying political situations. The principal risks of foreign securities and small company stocks are described later in this prospectus and in the SAI.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Mid-Cap Stock Fund invests primarily in common stocks of midsize and smaller companies (market capitalization of less than $10 billion at the time of purchase), and will under normal market conditions, maintain at least 80% of its assets in such securities. However, the fund will not automatically sell a stock just because the company's market capitalization has grown beyond the $10 billion upper limit and such position may be increased through additional purchases.

Who should consider investing in this fund?

You may want to invest fewer of your assets in this fund if you:

     1.   are investing with a shorter investment time horizon in mind;
     2.   are seeking an investment based on income rather than capital gain; or
     3.   are   uncomfortable   with  an   investment   whose   value  may  vary
          substantially.

PRINCIPAL  INVESTMENT  STRATEGIES  (Continued)
How does  this fund  pursue  its objective?

The fund seeks stocks in this midsize to smaller range that have a low market price relative to their value as estimated based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a "value" approach. Relative to both the Growth and Income Stock and Capital Appreciation Stock Funds, the Mid-Cap Stock Fund will include more smaller, less developed issuers. These midsize and smaller companies often have difficulty competing with larger companies, but the successful ones tend to grow faster than larger companies. They often use profits to expand rather than to pay dividends.

The fund will diversify its holdings among various industries and among companies within those industries but will often be less diversified than the Growth and Income Stock Fund. The combination of these factors introduces greater investment risk than the Growth and Income Stock Fund, but can also provide higher long-term returns than are typically available from less risky investments.

The fund will typically invest in securities representing every sector of the S&P 400 Midcap Index in about (+/-100%) the same weightings as such sector has in the S&P 400 Midcap Index. For example, if technology companies represent 10% of the S&P 400 Midcap Index, the fund will typically have between 0% and 20% of its assets invested in securities issued by technology companies.

The fund may also invest in warrants, preferred stocks and convertible debt securities, and may invest up to 25% of its assets in foreign securities.


The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its value or other stocks appear more attractively priced relative to their values.

Note: The Mid-Cap Stock Fund is a new fund that does not have historical investment performance. When it does, its performance will be shown along with the performance of the S&P 400 Midcap Index and the Russell Midcap Index, which are measures of the performance of the relevant market. The following table shows the historical performance of these indexes.

                          Average Annual Total Returns
                            (As of December 31, 1998)

                                         One Year                 Three Year

S&P 400 Midcap Index                      19.10%                    23.37%

Russell Midcap Index                      10.10%                    19.12%

                                 RISK VS. RETURN

The risk/return curve below demonstrates that, in general for diversified portfolios of securities of the various types, as short-term risk increases the potential for long-term gain also increases. "Short-term risk" refers to the likely volatility of a fund's total return and its potential for gain or loss over a relatively short time period. "Long-term potential gain" means the expected average annual total return over a relatively long time period, such as 20 years.

GRAPHIC: This graphic shows where each of the funds in the Ultra Series Fund, in addition to other types of investments, fall on a curve that depicts the risk taken for the gain potential. The x-axis is labelled "Long Term Potential for Gains"; the y-axis is labelled "Short Term Risk (Volatility of Returns)."

This curve is not intended to indicate future volatility or performance. It is merely intended to demonstrate the relationship between the on-going short-term risk and the long-term potential for gain of each portfolio of the Ultra Series Fund relative to other funds and types of investments.

Although each fund expects to pursue its investment objective using its principal investment strategies regardless of market conditions, each fund may invest up to 100% of its assets in money market securities as a defensive tactic in abnormal market conditions.

The preceding fund pages provide descriptions of the general investment strategies and what we believe to be the principal risks of each of the funds. The fund pages do not contain an exhaustive description of all the risks and investment strategies of the funds. Please read each of the fund pages to gain a basic understanding of the funds. For a more detailed description, including non-principal risks, investment strategies, and investment restrictions, please consult the Statement of Additional Information. Also, if there are terms or concepts you do not fully understand, please consult the SAI, other reference material or your registered representative before investing.

              RISKS ASSOCIATED WITH CERTAIN HIGHER RISK SECURITIES

                               FOREIGN SECURITIES

As indicated in the earlier pages, several of the funds may invest in foreign equity and debt securities. Foreign securities are securities that are issued by companies organized or whose principal operations are outside the U.S., are issued by a foreign government, are principally traded outside of the U.S., or are quoted or denominated in a foreign currency. Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American depository receipts ("ADRs"), European depository receipts ("EDRs") and global depository receipts ("GDRs"). The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities as well as forward foreign currency exchange contracts and other derivative securities and contracts.

Investing in foreign securities involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. For example, foreign securities are typically subject to:

     1.   Fluctuations in currency exchange rates.

     2. Higher trading and custody charges compared to securities of U.S. companies.

     3. Different accounting and reporting practices than U.S. companies. As a result, it is often more difficult to evaluate financial information from foreign issuers. Also, the laws of some foreign countries limit the information that is made available to investors.

     4.   Less stringent securities regulations than those of the U.S.

     5.   Potential political instability.

     6. Potential economic instability. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, and industry diversification. Such differences may cause the economies of these countries to be less stable than the U.S. economy and may make them more sensitive to economic fluctuations.

Some of the investments will be stocks or bonds of relatively large issuers located or operating in developed countries. Such securities are those generally representative of the companies comprising the Morgan Stanley Capital International, Europe, Australia, and Far East ("EAFE") Stock Index.

                                EURO CONVERSION

On January 1, 1999, the European Monetary Union ("EMU") implemented a new currency unit, the Euro. In effect, the Euro will become the official currency of the EMU and will replace the individual currencies previously used by many European countries. About 46% of the stock exchange capitalization of the entire European market moved to Euros, and participating governments will issue their bonds in Euros. The Euro transition may adversely affect financial markets world-wide and may result in changes in the relative strength of other major currencies, including the U.S. dollar. It is not possible to accurately predict what affect, if any, the conversion to the Euro by the EMU will have on the operations of the funds or the securities markets in general. However, if a fund invests in securities denominated by the Euro, the fund will be exposed to risks relating to the Euro conversion. For more details, please refer to the SAI.

                          SMALL CAPITALIZATION STOCKS

Certain funds may also invest in small capitalization stocks and stocks or bonds principally traded in emerging securities markets or of issuers located in or having substantial business operations in emerging economies. The downside of investing in smaller companies is that such investments entail a higher level of risk compared to larger, more established companies. Small capitalization companies often do not have the financial strength needed to do well in difficult economic times. Also, they often sell limited numbers of products, which can make it harder for them to compete with larger companies. As a result, their securities prices may fluctuate more over the short-term, but they have more potential to grow. The emerging economies in which the fund invests are located primarily in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. The small size, inexperience and limited trading volume of the securities markets in certain of these countries may also make investments in such countries more volatile and less liquid than investments in securities traded in markets in Japan and Western European countries.

                                   THE SHARES

                                     OFFER

Currently, each series of shares is divided into two classes. Class C and Class Z are identical except that Class C shares bear a distribution fee pursuant to a distribution plan (the "Distribution Plan"), described below, adopted in accordance with Rule 12b-1 under the Act.

Both Classes are sold in a continuous offering. The Ultra Series Fund generally offers Class Z shares to separate accounts of CUNA Mutual Group and to qualified pension and retirement plans of CUNA Mutual Group. The Ultra Series Fund offers Class C shares to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The fund does not offer its shares directly to the general public.

Investments in the Ultra Series Fund by separate accounts of insurance companies are made through either variable annuity or variable life insurance contracts, together commonly known as variable contracts. Each separate account contains a subaccount that corresponds to a portfolio in the Ultra Series Fund.

    Ultra Series Fund                      Separate Account

    Money Market Fund                      Money Market Subaccount
    Treasury 2000 Fund                     Treasury 2000 Subaccount
    Bond Fund                              Bond Subaccount
    Balanced Fund                          Balanced Subaccount
    Growth and Income Stock Fund           Growth and Income Stock Subaccount
    Capital Appreciation Stock Fund        Capital Appreciation Stock Subaccount
    Mid-Cap Stock Fund                      Mid-Cap Stock Subaccount

                            PURCHASE AND REDEMPTION

On each day that a Fund's net asset value is calculated, the Ultra Series Fund processes any orders to purchase or redeem shares. Purchase and redemption orders are processed at each fund's net asset value calculated on the day the order is received, although orders may be executed the next morning. Shares are purchased and redeemed at net asset value without the deduction of sales or redemption charges.

For a more detailed description of the procedures for allocating interest in a separate account to a portfolio of the Ultra Series Fund, owners of individual variable contracts should refer to the separate prospectus for their contracts; and participants in qualified pension or retirement plans should refer to their plan documents.

Treasury 2000 Fund Only: The Ultra Series Fund anticipates demand for shares in the Treasury 2000 Fund to decrease as the portfolio maturity date approaches. Also, it may not be possible to purchase additional Stripped Treasury Securities with a maturity date the same as the Stripped Treasury Securities in the fund. Accordingly, the Ultra Series Fund may stop selling shares in the fund if the Trustees decide further sale of shares in the fund is not in its best interest. At some time during the 12 months before maturity of the portfolio, the securities will be liquidated and the proceeds (after deductions for accrued but unpaid fees, taxes, governmental and other charges) will be automatically invested at the Net Asset Value in the Money Market Fund, unless an owner of a variable contract directs otherwise. No charge will be made for reinvestment of these proceeds. At least 45 days before the portfolio maturity date, the Ultra Series Fund will mail to each owner of a variable contract with an interest in the fund a Notice of Impending Maturity. The notice will state that, unless the Ultra Series Fund receives a written request to invest the proceeds in another fund at least five days prior to portfolio maturity, on the date the portfolio matures, each owner's proceeds will be automatically invested in the Money Market Fund.

                                  DISTRIBUTION

The Ultra Series Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Act under which the Ultra Series Fund bears certain expenses relating to the distribution of Class C shares. The Distribution Plan provides that the Ultra Series Fund will pay CUNA Brokerage Services, Inc. a distribution fee of 0.25% of the average daily net assets of Class C shares of each fund annually. The distribution fee is calculated and accrued daily and paid quarterly or at other times as agreed upon by the Ultra Series Fund and CUNA Brokerage Services, Inc. The distribution fee is paid out of each fund's assets supporting Class C shares. This means that the net asset value of Class C shares is reduced by the daily accrual of the fee. The net asset value of Class Z shares is not affected by the distribution fee. Over time, these fees will increase the cost of your investment in Class C shares and may cost you more than paying other types of sales charges.

                                   DIVIDENDS

Dividends of the various funds in the Ultra Series Fund (except those from the Treasury 2000 Fund) are distributed to separate accounts for variable contracts and qualified pension or retirement plans and automatically reinvested in Ultra Series Fund shares.

Dividends from the Money Market Fund are declared daily and reinvested monthly in full and fractional shares of the Money Market Fund.

Dividends of ordinary income from the Bond, Balanced, Growth and Income Stock, Capital Appreciation Stock and Mid-Cap Stock Funds will be declared and reinvested quarterly in full and fractional shares.

Dividends of capital gains from these funds will be declared and reinvested at least annually in full and fractional shares. In no event will capital gain dividends be declared and paid more frequently than allowed under SEC rules.

Annually, the Treasury 2000 Fund will declare a "consent" dividend for income tax purposes.

The funds' distributions may be subject to federal income tax. An exchange of fund shares may also be treated as a sale of fund shares and any gain on the transaction may be subject to federal income tax.

                             PRICING OF FUND SHARES

The funds' shares are sold and redeemed at the shares' net asset value without sales or redemption charges. Net asset value is computed by adding the total current values of each fund's assets, subtracting all liabilities and dividing by the number of outstanding shares. On each day that net asset value is calculated, the calculation occurs at the earlier of 3:00 p.m. Central Standard Time or the close of the New York Stock Exchange.

Net asset values are calculated on any day the New York Stock Exchange is open for business.

Federal securities regulations will be followed in case of an emergency that interferes with valuation of shares.

The funds' shares will be purchased and redeemed at their net asset value. Generally, the assets of each fund are valued using market quotations and independent pricing services. If these are not available, the value of the assets of the funds will be based on their "fair value" as determined in accordance with procedures adopted by the Board of Trustees. The assets of the Money Market Fund and other short-term investments having maturities of 60 days or less will be valued at amortized cost. More information about the calculation of net asset value is in the SAI.

                                     TAXES

For federal income tax purposes, each Fund will be treated as a separate entity. Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended (the "Code"). By so qualifying, a Fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the separate accounts of insurance companies or to qualified plans. Further, each Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable life insurance and variable annuity contracts.

The Shareholders of the Funds are qualified pension and profit sharing plans and the separate accounts of life insurance companies. Under current law, plan participants and owners of variable life insurance and annuity contracts which have invested in a Fund are not subject to federal income tax on Fund distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the plan or contracts.

For information concerning the federal tax consequences to the purchasers of the variable annuity or variable life insurance contracts, see the prospectus for such contract. For more information about the tax status of the Funds, see "Taxes" in the SAI.

                          MORE ABOUT ULTRA SERIES FUND

                              PORTFOLIO MANAGEMENT

The investment adviser for the Ultra Series Fund is:

                                   CIMCO Inc.
                            5910 Mineral Point Road
                             Madison, WI 53701-0391

CIMCO was established on July 6, 1982. It provides investment management of the investment portfolios of CUNA Mutual Group, its "permanent affiliate" CUNA Mutual Life Insurance Company, their subsidiaries and affiliates, and MEMBERS Mutual Funds. CIMCO has over $7 billion of assets under management.


CIMCO employs a team approach in the management of investments of all the funds. The Money Market, Treasury 2000, Bond, Balanced, Growth and Income Stock, Capital Appreciation Stock and Mid-Cap Stock Funds are each managed by teams of portfolio managers employed by CIMCO.

CIMCO manages the assets of the Mid-Cap Stock Fund using a "manager of managers" approach under which CIMCO may manage some or all of the fund's assets and may allocate some or all of the fund's assets among one or more "specialist" subadvisers. CIMCO monitors the performance of each subadviser to the extent that it deems appropriate to achieve a fund's investment objective, reallocates fund assets among its own portfolio management team and individual subadvisers, or recommends to the Ultra Series Fund board that a fund employ or terminate particular subadvisers.

As of the date of this prospectus, Heartland Advisors, Inc. is the only subadviser managing some of the assets of the Mid-Cap Stock Fund. Heartland Advisors, Inc. also serves as investment adviser to each of the funds in the Heartland family of funds. Net assets under management of the Heartland organization were over $3 billion as of December 31, 1998.


In addition to providing portfolio management services, CIMCO also provides or arranges for the provision of substantially all other services required by the funds. Such services include all administrative, accounting, and legal services, as well as the services of custodians, transfer agents, and dividend disbursing agents.

As payment for its services as the investment adviser, CIMCO receives a management fee based upon the assets of each fund. The management fee paid to CIMCO is computed and accrued daily and paid monthly, as indicated in the Expenses section.

                                   INQUIRIES

If you have any questions regarding the Ultra Series Fund, please contact:

                         CUNA Brokerage Services, Inc.
                               2000 Heritage Way
                               Waverly, IA 50677
                                 (800) 798-5500
                                 (319) 352-4090

                                   YEAR 2000

The Ultra Series Fund, like all funds, could be adversely affected by computer systems that do not properly process date-related information on and after January 1, 2000. This is often referred to as "Year 2000" or "Y2K". While Year 2000 problems could have a negative effect on funds, CIMCO and its affiliated entities are working to avoid such problems. They are also obtaining assurances from service providers that they are taking similar steps. If the systems of CIMCO or those of their service providers are not available or malfunction because of Year 2000 problems, then the funds could experience substantial delays in performing certain functions (for example, processing purchase and sale transactions). As a result of CIMCO's efforts, it is not anticipated that its systems will have any negative affects on your Ultra Series Fund investments.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by KPMG Peat Marwick LLP, whose report, along with the Fund's financial statements, are included in the SAI or annual report, which are available upon request.

                           MONEY MARKET FUND: CLASS Z
                              Financial Highlights
                             Years Ended December 31
(For a share outstanding throughout the period):           1994         1995          1996         1997          1998

Net Asset Value, Beginning of Period                      $1.00        $1.00         $1.00        $1.00         $1.00

Income from Investment Operations
  Net Investment Income                                    0.03         0.05          0.05         0.05          0.05
  Net Realized and Unrealized Gain (Loss)
  on Investments                                              -            -             -            -             -

Total from Investment Operations                           0.03         0.05          0.05         0.05          0.05

Distributions
   Distributions from Net Investment Income               (0.03)       (0.05)        (0.05)       (0.05)        (0.05)
   Distributions from Realized Capital Gains                  -            -             -            -             -

Total Distributions                                       (0.03)       (0.05)        (0.05)       (0.05)        (0.05)

Net Asset Value, End of Period                            $1.00        $1.00         $1.00        $1.00         $1.00

Total Return*                                              3.34%        5.21%         4.72%        5.01%         5.00%

Ratio/Supplemental Data
Net Assets, End of Period (000s Omitted)                 $7,799      $11,374       $21,011      $41,170       $56,416
Ratio of Expenses to Average Net Assets**                  0.65%        0.65%         0.65%        0.50%         0.45%
Ratio of Net Investment Income to Average Net Assets**     3.66%        5.17%         4.74%        5.05%         4.99%

For the Money Market Fund, the "seven-day average" yield for the seven days ended December 31, 1998, was 4.65% and the "effective" yield for that period was 4.76%.

* These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.78%, 0.73%, 0.67%, and 0.51% for 1994, 1995, 1996, and
     1997, respectively.

                          TREASURY 2000 FUND: CLASS Z
                              Financial Highlights
                            Years Ended December 31
(For a share outstanding throughout the period):           1994         1995          1996         1997          1998

Net Asset Value, Beginning of Period                      $7.53        $7.00         $8.47        $8.64         $9.24

Income from Investment Operations
  Net Investment Income                                    0.53         0.58          0.58         0.58          0.58
  Net Realized and Unrealized Gain (Loss)
  on Investments                                          (1.06)        0.89         (0.41)        0.02          0.11

Total from Investment Operations                          (0.53)        1.47          0.17         0.60          0.69

Distributions
   Distributions from Net Investment Income                   -            -             -            -             -
   Distributions from Realized Capital Gains                  -            -             -            -             -

Total Distributions                                           -            -             -            -             -

Net Asset Value, End of Period                            $7.00        $8.47         $8.64        $9.24         $9.93

Total Return*                                            -7.12%       20.99%          2.10%        6.85%         7.52%

Ratio/Supplemental Data
Net Assets, End of Period (000s Omitted)                  $1,272      $1,545        $1,585       $1,701        $1,836
Ratio of Expenses to Average Net Assets                    0.45%        0.45%         0.45%        0.45%         0.45%
Ratio of Net Investment Income to Average Net Assets       7.50%        7.40%         7.03%        6.56%         6.01%

* These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

                               BOND FUND: CLASS Z
                              Financial Highlights
                            Years Ended December 31
(For a share outstanding throughout the period):           1994         1995          1996         1997          1998

Net Asset Value, Beginning of Period                     $10.58        $9.67        $10.63       $10.33        $10.54

Income from Investment Operations
  Net Investment Income                                    0.59         0.60          0.65         0.54          0.63
  Net Realized and Unrealized Gain (Loss)
  on Investments                                          (0.90)        0.96         (0.28)        0.20          0.02

Total from Investment Operations                          (0.31)        1.56          0.37         0.74          0.65

Distributions
   Distributions from Net Investment Income               (0.59)       (0.59)        (0.64)       (0.51)        (0.62)
   Distributions from Realized Capital Gains              (0.01)       (0.01)        (0.03)       (0.02)            -

Total Distributions                                       (0.60)       (0.60)        (0.67)       (0.53)        (0.62)

Net Asset Value, End of Period                            $9.67       $10.63        $10.33       $10.54        $10.57

Total Return*                                             -3.06%       16.37%         2.86%        7.45%         6.18%

Ratio/Supplemental Data
Net Assets, End of Period (000s Omitted)                 $7,867      $13,725       $26,572     $188,840      $228,281
Ratio of Expenses to Average Net Assets**                  0.65%        0.65%         0.65%        0.56%         0.55%
Ratio of Net Investment Income to Average Net Assets       6.03%        6.08%         6.25%        6.50%         5.94%
Portfolio Turnover Rate                                   11.97%       14.74%        25.67%       30.71%       142.98%

* These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.70%, 0.68%, 0.67%, and 0.57% for 1994, 1995, 1996, and
     1997, respectively.

                             BALANCED FUND: CLASS Z
                              Financial Highlights
                            Years Ended December 31
(For a share outstanding throughout the period):           1994         1995          1996         1997          1998

Net Asset Value, Beginning of Period                     $13.70       $12.90        $14.63       $15.29        $17.02

Income from Investment Operations
  Net Investment Income                                    0.52         0.55          0.58         0.62          0.57
  Net Realized and Unrealized Gain (Loss)
  on Investments                                          (0.56)        2.29          0.98         1.93          1.72

Total from Investment Operations                          (0.04)        2.84          1.56         2.55          2.29

Distributions
   Distributions from Net Investment Income               (0.51)       (0.55)        (0.58)       (0.63)        (0.57)
   Distributions from Realized Capital Gains              (0.25)       (0.56)        (0.32)       (0.19)            -

Total Distributions                                       (0.76)       (1.11)        (0.90)       (0.82)        (0.57)

Net Asset Value, End of Period                           $12.90       $14.63        $15.29       $17.02        $18.74

Total Return*                                             -0.46%       22.27%        10.79%       16.87%        13.40%

Ratio/Supplemental Data
Net Assets, End of Period (000s Omitted)                $67,468     $110,969      $194,725     $309,804      $449,992
Ratio of Expenses to Average Net Assets**                  0.65%        0.65%         0.65%        0.68%         0.70%
Ratio of Net Investment Income to Average
    Net Assets                                             4.00%        4.03%         3.91%        3.81%         3.20%
Portfolio Turnover Rate                                   28.53%       36.68%        33.48%       21.15%        78.71%

* These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.70%, 0.68%, 0.65%, and 0.69% for 1994, 1995, 1996, and
     1997, respectively.

                     GROWTH AND INCOME STOCK FUND: CLASS Z
                              Financial Highlights
                            Years Ended December 31
(For a share outstanding throughout the period):           1994         1995          1996         1997          1998

Net Asset Value, Beginning of Period                     $15.51       $15.06        $18.20       $21.32        $27.20

Income from Investment Operations
  Net Investment Income                                    0.32         0.37          0.34         0.31          0.34
  Net Realized and Unrealized Gain (Loss)
  on Investments                                          (0.04)        4.37          3.93         6.36          4.52

Total from Investment Operations                           0.28         4.74          4.27         6.67          4.86

Distributions
   Distributions from Net Investment Income               (0.33)       (0.37)        (0.34)       (0.32)        (0.34)
   Distributions from Realized Capital Gains              (0.40)       (1.23)        (0.81)       (0.47)        (1.16)

Total Distributions                                       (0.73)       (1.60)        (1.15)       (0.79)        (1.50)

Net Asset Value, End of Period                            $15.06      $18.20        $21.32       $27.20        $30.56

Total Return*                                              1.42%       31.75%        22.02%       31.42%        17.92%

Ratio/Supplemental Data
Net Assets, End of Period (000s Omitted)                $48,913     $102,138      $232,841     $590,135      $833,174
Ratio of Expenses to Average Net Assets**                  0.65%        0.65%         0.65%        0.61%         0.60%
Ratio of Net Investment Income to Average Net Assets       2.19%        2.28%         1.78%        1.39%         1.17%
Portfolio Turnover Rate                                   45.36%       57.80%        40.55%       20.39%        17.69%

* These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.70%, 0.69%, 0.65%, and 0.61% for 1994, 1995, 1996, and
     1997, respectively.

                    CAPITAL APPRECIATION STOCK FUND: CLASS Z
                              Financial Highlights
                            Years Ended December 31
(For a share outstanding throughout the period):           1994*        1995          1996         1997          1998

Net Asset Value, Beginning of Period                     $10.00        $9.97        $12.51       $14.60        $18.85

Income from Investment Operations
  Net Investment Income                                    0.16         0.14          0.13         0.07          0.06
  Net Realized and Unrealized Gain (Loss)
  on Investments                                           0.37         2.91          2.55         4.52          3.87

Total from Investment Operations                           0.53         3.05          2.68         4.59          3.93

Distributions
   Distributions from Net Investment Income               (0.15)       (0.14)        (0.13)       (0.07)        (0.06)
   Distributions from Realized Capital Gains              (0.41)       (0.37)        (0.46)       (0.27)        (0.53)

Total Distributions                                       (0.56)       (0.51)        (0.59)       (0.34)        (0.59)

Net Asset Value, End of Period                            $9.97       $12.51        $14.60       $18.85        $22.19

Total Return**                                             5.44%       30.75%        21.44%       31.57%        20.90%

Ratio/Supplemental Data
Net Assets, End of Period (000s Omitted)                 $9,449      $38,117       $98,674     $456,194      $630,373
Ratio of Expenses to Average Net Assets***                 0.65%        0.65%         0.65%        0.82%         0.80%
Ratio of Net Investment Income to Average Net Assets       1.55%        1.37%         0.96%        0.70%         0.31%
Portfolio Turnover Rate                                   65.81%       61.32%        49.77%       17.06%        18.67%

*    The Fund began operations January 3, 1994.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

*** During the periods shown prior to May 1, 1997, CUNA Mutual Life Insurance Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.85%, 0.75%, 0.66%, and 0.83% for 1994, 1995, 1996, and
     1997, respectively.

The following documents contain more information about the funds and are available free upon request:

Statement  of  Additional   Information  (SAI).  The  SAI  contains   additional
information about all aspects of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

Annual and Semiannual Reports. The funds' annual and semiannual reports provide additional information about the funds' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.

Requesting Documents. You may request copies of these documents, ask questions about your account, or request further information about the funds either by contacting your broker or by contacting the funds at:

                               Ultra Series Fund
                       CUNA Mutual Life Insurance Company
                               2000 Heritage Way
                               Waverly, IA 50677
                                 (800) 798-5500

Public Information. You can review and copy information about the funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-800-SEC-0330. Reports and other information about the funds also are available on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

The Funds are available to the public only through the purchase of:

     (1) Class Z shares of the Ultra Series Fund by certain individual variable life insurance contracts or variable annuity contracts;

     (2) Class Z shares of the Ultra Series Fund by certain group variable annuity contracts for qualified pension and retirement plans; or

     (3) Class C shares of the Ultra Series Fund directly by qualified pension and retirement plans.

When used in connection with individual variable annuity contracts or variable life insurance contracts, this Prospectus must be accompanied by prospectuses for those contracts. When distributed to qualified pension and retirement plans or to participants of such plans, this Prospectus may be accompanied by disclosure materials relating to such plans which should be read in conjunction with this Prospectus.



                                            Investment Company File No. 811-4815

                      STATEMENT OF ADDITIONAL INFORMATION

                               ULTRA SERIES FUND
                               2000 Heritage Way
                              Waverly, Iowa 50677
                                 (319) 352-4090

This is not a prospectus. This statement of additional information should be read in conjunction with the Ultra Series Fund prospectus which is incorporated by reference.

The prospectus contains information that an investor should know before investing. For a copy of the most recent prospectus, call or write CUNA Brokerage Services, Inc., 2000 Heritage Way, Waverly, Iowa 50677, (319) 352-4090, (800) 798-5500.


                                  MAY 1, 1999

TABLE OF CONTENTS                                                           PAGE

General Information...........................................................1

Investment Practices..........................................................1
     Lending Portfolio Securities.............................................1
     Restricted Securities....................................................2
     Foreign Securities.......................................................2
     Put and Call Options.....................................................3
     Financial Futures and Related Options....................................4
     Stock Index Futures and Related Options..................................5
     Bond Fund Practices......................................................6
     Lower-Rated Corporate Debt Securities....................................7
     Foreign Government Securities............................................8
     Convertible Securities...................................................8
     Repurchase Agreements....................................................9
     Reverse Repurchase Agreements............................................9
     U.S. Government Securities..............................................10
     Mortgage-Backed and Asset-Backed Securities.............................10
     Forward Commitment and When-Issued Securities...........................11

Investment Limitations.......................................................12

Portfolio Turnover...........................................................14

Management of the Fund.......................................................14
     Officers and Trustees...................................................14
     Trustees Compensation...................................................16
     Substantial Shareholders................................................16
     Beneficial Owners.......................................................16

The Investment Adviser.......................................................17

Management Agreements with Subadvisers.......................................18

Expenses of the Fund.........................................................19

Distribution Plan and Agreement..............................................19

Transfer Agent...............................................................20

Custodian....................................................................21

Independent Auditors.........................................................21

Brokerage....................................................................21

How Securities Are Offered...................................................22
     Shares Of Beneficial Interest...........................................22
     Limitation of Trustee and Officer Liability.............................23
     Limitation of Interseries Liability.....................................23

Net Asset Value of Shares....................................................24
     Money Market Fund.......................................................24
     Treasury 2000, Bond, Balanced, Growth and Income Stock,
       Capital Appreciation Stock and Mid-Cap Stock Funds....................25

Dividends, Distributions and Taxes...........................................26
     Options and Futures Transactions........................................28
     Straddles...............................................................29
     Distributor.............................................................30

Calculation of Yields and Total Returns......................................30
     Money Market Fund Yields................................................31
     Other Fund Yields.......................................................32
     Average Annual Total Returns............................................33
     Other Total Returns.....................................................34

Financial Statements.........................................................34

                              GENERAL INFORMATION

The Ultra Series Fund is an investment company consisting of seven separate investment portfolios or funds (each, a "Fund") each of which has a different investment objective. Each Fund is a diversified, open-end management investment company, commonly known as a mutual fund. The seven Funds are Money Market, Treasury 2000, Bond, Balanced, Growth and Income Stock, Capital Appreciation Stock, and Mid-Cap Stock. The Ultra Series Fund was organized under the laws of the Commonwealth of Massachusetts on September 16, 1983, and is a Massachusetts Business Trust. Under Massachusetts's law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Ultra Series Fund. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Ultra Series Fund and requires that notice of such disclaimer be given in each instrument entered into or executed by the Ultra Series Fund. The Declaration of Trust provides for indemnification out of the Ultra Series Fund property for any shareholder held personally liable for the obligations of the Ultra Series Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Ultra Series Fund itself would be unable to meet its obligations.

                              INVESTMENT PRACTICES

The Ultra Series Fund is a diversified open-end management investment company consisting of seven investment portfolios or funds, each with its own investment objective and policies. The Ultra Series Fund Prospectus describes the investment objective and policies of each of the seven Funds. The following information is provided for those investors wishing to have more comprehensive information than that contained in the Prospectus. Within the past year, no Fund has employed any of the following practices: lending of portfolio securities, investing in restricted securities, investing in options, financial futures, stock index futures and related options. Except for the Mid-Cap Stock Fund (as described below), no Fund has a current intention of employing these practices in the foreseeable future.

If the Ultra Series Fund enters into futures contracts or call options thereon, reverse repurchase agreements, firm commitment agreements or standby commitment agreements, the Ultra Series Fund will obtain approval from the Board of Trustees to establish a segregated account with the custodian of the Ultra Series Fund. The segregated account will hold liquid assets such as cash, U.S. government assets and high-grade debt obligations. The cash value of the segregated account will be not less than the market value of the futures contracts and call options thereon, reverse repurchase agreements, firm commitment agreements and standby commitment agreements.

Lending Portfolio Securities

All Funds, except the Money Market Fund, may lend portfolio securities. Such loans will be made only in accordance with guidelines established by the Trustees and on the request of broker-dealers or institutional investors deemed qualified, and only when the borrower agrees to maintain cash or securities as collateral with the Fund equal at all times to at least 100% of the value of the securities. The Fund will continue to receive interest or dividends on the securities loaned and will, at the same time, earn an agreed-upon amount of interest on the collateral which will be invested in readily marketable short-term obligations of high quality. The Fund will retain the right to call the loaned securities and intends to call loaned voting securities if important shareholder meetings are imminent. Such security loans will not be made if, as a result, the aggregate of such loans exceeds 30% of the value of the Fund's assets. The Fund may terminate such loans at any time. While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Investment Adviser to be in good standing and will not be made unless, in the judgment of the Investment Adviser, the consideration to be earned from such loans would justify the risk.

Restricted Securities

Each Fund, except the Money Market, Treasury 2000, and Mid-Cap Stock Funds, may invest up to 10% of its net assets in restricted securities. The Mid-Cap Stock Fund may invest up to 15% of its net assets in restricted securities. Securities regulations limit the resale of restricted securities which have been acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. Privately placed securities are often not readily marketable and ordinarily can be sold only in privately negotiated transactions to a limited number of purchasers or in public offerings made pursuant to an effective registration statement under the Securities Act of 1933. Private or public sales of such securities by the Fund may involve significant delays and expense. Private sales require negotiations with one or more purchasers and generally produce less favorable prices than the sale of comparable unrestricted securities. Public sales generally involve the time and expense of preparing and processing a registration statement under the Securities Act of 1933 and may involve the payment of underwriting commissions; accordingly, the proceeds may be less than the proceeds from the sale of securities of the same class which are freely marketable. Restricted securities in each Fund will be valued at fair value as determined in good faith by or at the direction of the Trustees for purposes of determining the Fund's Net Asset Value. Such securities, when possible, will be valued on a comparative basis to securities with similar characteristics for which market prices are available.

Foreign Securities

All Funds, except the Treasury 2000 Fund, may invest in foreign securities. Investment in foreign issuers involves investment risks that are different, in some respects, from an investment in U.S. domestic issuers. Such risks may include foreign political and economic developments. Publicly available information concerning issuers located outside the United States may not be comparable in scope or depth of analysis to that generally available for publicly held U.S. issuers. Accounting and auditing practices and financial reporting requirements may vary significantly from country to country and generally are not comparable to those applicable to publicly held U.S. corporations. In the event of default, debt obligations of foreign issuers may be difficult to enforce. The Investment Adviser will make every effort to analyze potential investments in foreign issuers on the same basis as the rating services analyze domestic issuers, but because public information is not always comparable to that available on domestic issuers, this may not be possible.
Therefore, while the Investment Adviser will make every effort to select investments in foreign securities on the same basis relative to quality and risk as its investments in domestic securities, this may not always be possible. Except for the Mid-Cap Stock Fund, no Fund will invest more than 10% of its total assets in foreign securities. ADRs are not considered foreign securities for this purpose. However, the Growth and Income Stock, and Capital Appreciation Stock Funds may invest up to 25% of assets, and the Balanced Fund may invest up to 15% of assets in American Depository Receipts and foreign securities. The Mid-Cap Stock Fund may invest up to 25% of its total assets in foreign securities and has no limitations on ADRs.

Put and Call Options

All Funds, except the Money Market Fund, may engage in the purchase, sale and covered writing of put and call options that are traded on U.S. exchanges and boards of trade. A call option is a contract (generally having a duration of nine months or less) pursuant to which the purchaser of the call option in return for a premium paid, has the right to buy the security or instrument underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security or instrument against payment of the exercise price during the option period. A put option is a similar contract which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security or instrument at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security or instrument, upon exercise, at the exercise price during the option period.

The writing of a call option is "covered" if the Fund owns the underlying security or instrument covered by the call or has an absolute and immediate right to acquire that security or instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities or instruments held in its portfolio. The writing of a call option is also covered if the Fund holds a call on an equivalent amount of the same security or instrument as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Treasury bills or other high grade short-term obligations in a segregated account with its custodian. The writing of a put option is "covered" if the Fund maintains cash, U.S. Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on an equivalent amount of the same security or instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security or instrument, the remaining term of the option, supply and demand, and interest rates.

If the writer of an option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same kind as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his position by effecting a "closing sale transaction." This is accomplished by selling an option of the same kind as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security or instrument with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities or instruments subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security or instrument from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security or instrument.

The Fund may write put and call options only if they are covered, and the options must remain covered so long as a Fund is obligated as a writer.

An option position may be closed out only on an exchange or board of trade which provides a secondary market for an option of the same kind. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or board of trade may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities or instruments acquired through the exercise of call options or upon the purchase of underlying securities or instruments for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security or instrument until the option expires or it delivers the underlying security or instrument upon exercise.

The use of put and call options is restricted to no more than twenty percent (20%) of the net assets in the Fund using such option.

Financial Futures and Related Options

The Balanced, Bond, and Treasury 2000 Funds may engage in transactions in financial futures contracts or related options, but only as a hedge against changes in the values of securities held in the Fund's portfolio resulting from market conditions or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. A Fund may not purchase or sell financial futures or purchase related options if, immediately thereafter, more than one-third of its net assets would be hedged. In addition, a Fund may not purchase or sell financial futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed five percent (5%) of the market value of the Fund's total assets.

Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the custodian under the name of the futures commission merchant an amount of cash or U.S. Treasury bills, known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that a futures contract margin does not involve the borrowing of funds by a customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or a good faith deposit on a contract which is returned to the Fund upon termination of the Fund's contract assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to or from the custodian will be made on a daily basis as the price of the underlying securities or instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "mark to the market." At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

There are several risks in connection with the use of financial futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities or instruments which are the subject of the hedge. The price of the futures contract may move more than or less than the price of the securities or instruments being hedged. If the price of the futures contract moves less than the price of the securities or instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities or instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures. If the price of the futures contract moves more than the price of the securities or instruments being hedged, the Fund will experience either a loss or a gain on the futures contract which will not be completely offset by movements in the price of the securities or instruments. To compensate for the imperfect correlation of movements in the price of securities or instruments being hedged and movements in the price of the futures contracts, the Fund may buy or sell financial futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the futures. Conversely, the Fund may buy or sell fewer financial futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures.

The financial impact of any use of financial futures is subject to movements in interest rates. For example, if the Fund is hedged against the possibility of a rise in interest rates, adversely affecting the value of bonds held in its portfolio, and bond prices increase instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Stock Index Futures and Related Options

The Balanced, Growth and Income Stock, Capital Appreciation Stock, and Mid-Cap Stock Funds may engage in transactions in stock index futures contracts or related options, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which the Fund intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. A Fund may not purchase or sell stock index futures or purchase related options if, immediately thereafter, more than one-third of its net assets would be hedged. In addition, a Fund may not purchase or sell stock index futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed twenty percent (20%) of net assets.

Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the custodian under the name of the futures commission merchant an amount of cash or U.S. Treasury bills known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by a customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to or from the custodian, will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "mark to the market." At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

There are several risks in connection with the use of stock index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures contract and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the stock, the Fund will experience either a loss or a gain on the futures contract which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the index. Conversely, the Fund may buy or sell fewer stock index futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the stock index.

The financial impact of any use of stock index futures is subject to movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Compared to the use of stock index futures, the purchase of options on stock index futures involves less potential risk because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a stock index future would result in a loss when the use of a stock index future would not, such as when there is no movement in the level of the index.

Bond Fund Practices

The Bond Fund will emphasize investment grade, primarily intermediate-term securities. If an investment grade security is downgraded by the rating agencies or otherwise falls below the investment quality standards stated in the Prospectus, management will retain that instrument only if management believes it is in the best interest of the Fund. The Fund may invest more than twenty percent (20%) of total assets in corporate debt securities which are not in the four highest ratings by Standard and Poor's Corporation or Moody's Investors Service, Inc. The Fund may also invest in debt options, interest rate futures contracts, and options on interest rate futures contracts.

The Fund may utilize interest rate futures and options to manage the risk of fluctuating interest rates. These instruments will be used to control risk or obtain additional income and not with a view toward speculation. The Fund will invest only in futures and options which are traded on U.S. exchanges or boards of trade.

In the fixed income securities market, purchases of some issues are occasionally made under firm (forward) commitment agreements. Purchases of securities under such agreements can involve risk of loss due to changes in the market rate of interest between the commitment date and the settlement date. As a matter of operating policy, the Fund will not commit itself to forward commitment agreements in an amount in excess of 25% of net assets and will not engage in such agreements for leveraging purposes. For purposes of this limitation, forward commitment agreements are defined as those agreements involving more than five business days between the commitment date and the settlement date.

Lower-Rated Corporate Debt Securities

As described in the prospectus, each fund, other than the Money Market Fund, may make certain investments including corporate debt obligations that are unrated or rated in the lower rating categories (i.e., ratings of BB or lower by Standard & Poor's or Ba or lower by Moody's). Bonds rated BB or Ba or below by Standard & Poor's or Moody's (or comparable unrated securities) are commonly referred to as "lower-rated" securities or as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor's or Aaa, Aa, A or Baa by Moody's).

An economic downturn could severely affect the ability of highly leveraged issuers of junk bonds to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on a fund's net asset value to the extent it invests in such securities. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower-rated debt securities, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities do. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund's net asset value.

Lower-rated (and comparable non-rated) securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers, increasing the risks of loss of income and principal versus higher-rated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through diversification of these funds' portfolios and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

Foreign Government Securities

All of the funds other than the Treasury 2000 Fund may invest in debt obligations of foreign governments and governmental agencies, including those of emerging countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the funds may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt and in turn the fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.

Convertible Securities

The Balanced, Growth and Income Stock, Capital Appreciation Stock, and Mid-Cap Stock Funds may each invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated conversion rate into common stock of the issuer. As with all debt and income-bearing securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. In evaluating a convertible security, the fund's Investment Adviser gives primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which the funds may invest are subject to the same rating criteria as that fund's investments in non-convertible debt securities. Convertible debt securities, the market yields of which are substantially below prevailing yields on non-convertible debt securities of comparable quality and maturity, are treated as equity securities for the purposes of a fund's investment policies or restrictions.

Repurchase Agreements

Each fund may enter into repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System, U.S. Central Credit Union, and with "primary dealers" in U.S. Government securities. The Investment Adviser will continuously monitor the creditworthiness of the parties with whom the funds enter into repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements

Each fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the fund entering into them. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A fund that has entered into a reverse repurchase agreement will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, each fund will establish and maintain with the Trust's custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. No fund will enter into reverse repurchase agreements and other borrowings (except from banks as a temporary measure for extraordinary emergency purposes) in amounts in excess of 30% of the fund's total assets (including the amount borrowed) taken at market value. No fund will use leverage to attempt to increase income. No fund will purchase securities while outstanding borrowings exceed 5% of the fund's total assets. Each fund will enter into reverse repurchase agreements only with federally insured banks or credit unions which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Investment Adviser will monitor the creditworthiness of the institutions involved.

U.S. Government Securities

All of the  funds may  purchase  U.S.  Government  Securities.  U.S.  Government
Securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the U.S. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the U.S. Government, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future. U.S. Government Securities may also include zero coupon bonds.

Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the fund may invest are securities issued by a corporation or a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates. (See "Mortgage-Backed and Asset-Backed Securities.")

Each fund may invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

All of the funds may acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custody receipts are not considered obligations of the U.S. Government.

Mortgage-Backed and Asset-Backed Securities

The Money Market, Bond, and Balanced Funds may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, fixed rate or variable rate mortgage loans secured by real property. These funds may also invest in fixed or variable rate asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized though the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a credit union or other financial institution unaffiliated with the Trust, or other credit enhancements may be present.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in mortgage-backed and asset-backed securities, the values of its portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities.

Asset-backed securities present certain additional risks that are not presented by mortgage backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would secure an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Forward Commitment and When-Issued Securities

Each fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are specified and for which a market exists, but which have not been issued. Each fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When a fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a fund may enter into offsetting contracts for the forward sale of other securities that it owns.

                             INVESTMENT LIMITATIONS

The Ultra Series Fund has adopted the following restrictions and policies relating to the investment of assets and the activities of each Fund. The policies in this INVESTMENT LIMITATION section are fundamental and may not be changed for a Fund without the approval of the holders of a majority of the outstanding votes of that Fund (which for this purpose and under the Investment Company Act of 1940 (the "Act") means the lesser of (i) sixty-seven percent (67%) of the outstanding votes attributable to shares represented at a meeting at which more than fifty percent (50%) of the outstanding votes attributable to shares are represented or (ii) more than fifty percent (50%) of the outstanding votes attributable to shares). Except as noted below, none of the Funds within the Ultra Series Fund may:

     1. Borrow money in excess of one-third of the value of its total assets taken at market value (including the amount borrowed) and then only from banks as a temporary measure for extraordinary or emergency purposes. This borrowing provision is not for investment leverage, but solely to facilitate management of a Fund by enabling the Fund to meet redemption requests where the liquidation of an investment is deemed to be inconvenient or disadvantageous. Except for the Mid-Cap Stock Fund, a Fund will not make additional investments while it has borrowings outstanding.

     2. Underwrite securities of other issuers, except that a Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it may be deemed to be an underwriter for purposes of the Securities Act of 1933.

     3. Invest over twenty-five percent (25%) of assets taken at its market value in any one industry. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements, shall not be considered investments in any one industry for purposes of these rules. Telephone, gas, and electric utility industries shall be considered separate industries.

     4. Purchase or sell commodities, commodity contracts (except financial futures contracts), foreign exchange or real estate, including interests in real estate investment trusts whose securities are not readily marketable or invest in oil, gas or other mineral development or exploration programs. (This does not prohibit investment in the securities of corporations which own interests in commodities, foreign exchange, real estate or oil, gas or other mineral development or exploration programs.) The Mid-Cap Stock Fund may invest in securities related to oil, gas, or other mineral development or exploration programs.

     5. Invest more than five percent (5%) of the value of the assets of a Fund in securities of any one issuer, except in the case of the securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     6. Invest in securities of a company for the purpose of exercising control or management. The Mid-Cap Stock Fund may engage in such activities.

     7. Invest in securities issued by any other registered investment companies in excess of five percent (5%) of total assets, nor in excess of three percent (3%) of the assets of the acquired investment company. Not more than ten percent (10%) of total assets taken at market value will be invested in such securities.

     8. Purchase or sell real estate, except a Fund may purchase securities which are issued by companies which invest in real estate or interests therein.

     9. Issue senior securities as defined in the Act, except insofar as a Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; (c) lending portfolio securities; (d) purchasing securities on a when-issued or delayed delivery basis; or (e) accommodating short sales. If the asset coverage falls below three hundred percent (300%), when taking into account items (a) through (e), a Fund may be required to liquidate investments to be in compliance with the Act.

     10. Lend portfolio securities in excess of thirty percent (30%) of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Trustees, including maintenance of collateral of the borrower at least equal at all times to the current market value of the securities loaned.

     11. Invest in illiquid assets (which include repurchase agreements that do not mature within seven (7) days, non-negotiable time deposits maturing in over seven (7) days, restricted securities, and other securities for which there is no ready market) in an amount in excess of ten percent (10%) of the value of its total assets. The Mid-Cap Stock Fund may invest up to fifteen percent (15%) of the value of its net assets in illiquid assets.

     12. Make loans (the acquisition of bonds, debentures, notes and other securities as permitted by the investment objectives of a Fund shall not be deemed to be the making of loans) except that a Fund may purchase securities subject to repurchase agreements under policies established by the Trustees.

     13. Invest in foreign securities (ADRs are not considered foreign securities) in excess of ten percent (10%) of the value of its total assets. The Mid-Cap Stock Fund may invest up to twenty-five percent (25%) of the value of its total assets in foreign securities.

Except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

The Money Market Fund may not write put or call options, purchase common stock or other equity securities or purchase securities on margin or sell short. The Treasury 2000, Bond, Balanced, Growth and Income Stock, Capital Appreciation Stock, and Mid-Cap Stock Funds may not purchase securities on margin or sell short. However, each Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and related options as permitted by its investment policies.

                               PORTFOLIO TURNOVER

While the Money Market Fund is not subject to specific restrictions on portfolio turnover, it generally does not seek profits by short-term trading. However, it may dispose of a portfolio security prior to its maturity where disposition seems advisable because of a revised credit evaluation of the issuer or other considerations. Because money market instruments have short maturities, the Fund expects to have a high portfolio turnover, but since brokerage commissions are not customarily charged on money market instruments, a high turnover should not adversely affect Net Asset Value or net investment income.

The Treasury 2000, Bond, Balanced, Growth and Income Stock, Capital Appreciation Stock, and Mid-Cap Stock Funds will trade whenever, in management's view, changes are appropriate to achieve the stated investment objectives. Management does not anticipate that unusual portfolio turnover will be required and intends to keep such turnover to moderate levels consistent with the objectives of each Fund. Although management makes no assurances, it is expected that the annual portfolio turnover rate will be generally less than 100%. This would mean that normally less than 100% of the securities held by the Fund would be replaced in any one year (excluding turnover of securities having a maturity of one year or less).

                             MANAGEMENT OF THE FUND

Ultra Series Fund is governed by a Board of Trustees. The Trustees have the duties and responsibilities set forth under the applicable laws of the State of Massachusetts, including but not limited to the management and supervision of the funds.

The board, from time to time, may include individuals who may be deemed to be affiliated persons of CIMCO, the funds' adviser. At all times, however, the majority of board members will not be affiliated with CIMCO or the funds.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving certain management contracts, approving or amending a 12b-1 plan, or as otherwise required by the 1940 Act.

Officers and Trustees

Name and Address             Fund Position(s)        Principal Occupation(s)
                                                      For the Past 5 Years
Michael S.  Daubs*           President,              CIMCO Inc.
5910 Mineral Point Road      1983 - Present          President, 1982 - Present
Madison, WI 53705            Trustee,
Age - 55                                             CUNA Mutual Life Insurance Company
                                                     Chief Investment Officer, 1973 - Present

                                                     CUNA Mutual Insurance Society
                                                     Chief Investment Officer, 1990 - Present

Lawrence R.  Halverson*      Vice President,         CIMCO Inc.
5910 Mineral Point Road      1987 - Present          Senior Vice President, 1996 - Present
Madison, WI  53705           Secretary,              Vice President, 1987 - 1996
Age - 53                     1992 - Present          CUNA Brokerage Services, Inc.
                             Trustee,                President,  1996 - 1998
                             1997 - Present

Robert M.  Buckingham*       Assistant Secretary     CUNA Mutual Life Insurance Company
2000 Heritage Way             1993-Present           Vice President and Valuation Actuary
Waverly, IA 50677                                    1991-Present
Age - 44

Michael G.  Joneson*         Treasurer,              CUNA Mutual Life Insurance Company
2000 Heritage Way            and Assistant           Vice President - Controller, Treasurer
Waverly, IA 50677            Secretary               1986-Present
Age - 52                     1992-Present

Gwendolyn M.  Boeke          Trustee                 Evangelical Lutheran Church in America
2000 Heritage Way            1988 - Present          Area Representative - Iowa
Waverly, IA  50677                                   1990 - Present
Age - 64

Alfred L.  Disrud            Trustee                 Planned Giving Services
2000 Heritage Way            1987 - Present          Owner
Waverly, IA  50677                                   1986 - Present
Age - 78

Keith S.   Noah              Trustee                 Noah & Smith (Attorneys)
2000 Heritage Way            1984 - Present          Partner
Waverly, IA  50677                                   1948 - Present
Age - 78

Thomas C.  Watt              Trustee                 MidAmerican Energy Company
2000 Heritage Way            1986 - Present          Manager - Business Initiatives
Waverly, IA  50677                                   1997 - Present
Age - 62
                                                     MidAmerican Energy Company
                                                     District Manager
                                                     1995 - 1997

                                                     Midwest Power Systems, Inc.
                                                     Division Manager
                                                     1992 - 1995

*An interested person within the meaning of the Act.

Trustee Compensation

                        Aggregate Compensation        Total Compensation from
Name, Position               from Fund(1)            Fund and Fund Complex(1)(2)

Michael S.  Daubs(3)              None                       None
Lawrence R. Halverson(3)          None                       None
Gwendolyn M.  Boeke             $4,000                     $8,000
Alfred L.  Disrud               $4,000                     $8,000
Keith S.  Noah                  $4,000                     $8,000
Thomas C.  Watt                 $4,000                     $8,000

(1)Amounts for the fiscal year ending December 31, 1998.
(2)"Fund Complex" includes the Ultra Series Fund and MEMBERS Mutual Funds.
(3)Non-compensated interested trustee.

Trustees and officers of the Ultra Series Fund do not receive any benefits from the Ultra Series Fund upon retirement nor does the Ultra Series Fund accrue any expense for pension or retirement benefits. All Trustees and officers of the Ultra Series Fund also serve as trustees or officers of the MEMBERS Mutual
Funds, an open-end management investment company that is managed by the Investment Adviser.

Substantial Shareholders

CUNA Mutual Life Insurance Company (the "Company") established the Ultra Series Fund as an investment vehicle underlying the separate accounts of the Company which issue variable contracts. The shareholders of the Ultra Series Fund are as follows:

Voting rights are described in the Ultra Series Fund Prospectus in the GENERAL INFORMATION, Shareholder Rights section.

Beneficial Owners

As of March 31, 1999, the directors and officers as a group own less than one percent (1%). In addition to its own beneficial interest in each Fund, the Company holds legal title on behalf of the beneficiaries of employee benefit plans held within the Company separate accounts not registered pursuant to an exemption from the registration provisions of the securities acts. As of March 31, 1999, the following persons had a beneficial interest exceeding five percent (5%):

Beneficial Owner

                                                                 Percentage of
Fund                 Beneficial Owner          Holdings            Net Assets

Treasury 2000        CUNA Mutual Life          $1,843,523.23         28.84%
                     Insurance Company
                     2000 Heritage Way
                     Waverly, IA  50677

                             THE INVESTMENT ADVISER

The Management Agreement ("Agreement") requires that the Investment Adviser provide continuous professional investment management of the investments of the Ultra Series Fund, including establishing an investment program complying with the investment objectives, policies and restrictions of each Series. In addition, the Adviser has agreed to provide, or arrange to have provided, all services to each Series of the Ultra Series Fund, including but not limited to legal and accounting services, mailing and printing services, custody and transfer agent services, etc. The Investment Adviser is CIMCO Inc. The Company, and CUNA Mutual Investment Corporation each own a one-half interest in the Investment Adviser. CUNA Mutual Insurance Society is the sole owner of CUNA Mutual Investment Corporation. CUNA Mutual Investment Corporation is the sole owner of CUNA Brokerage Services, Inc., the principal underwriter. The Investment Adviser and the Ultra Series Fund have servicing agreements with the Company and with CUNA Mutual Insurance Society. The Company and CUNA Mutual Insurance Society entered into a permanent affiliation July 1, 1990. At the current time, all of the directors of the Company are also directors of CUNA Mutual Insurance Society and many of the senior executive officers of the Company hold similar positions with CUNA Mutual Insurance Society.

The Investment Adviser, pursuant to a Management Agreement effective May 1, 1997, provides investment advice for each Fund and provides or arranges for the provision of substantially all other services required by the Ultra Series Fund through services agreements with affiliated and unaffiliated service providers. Such services include all administrative, accounting and legal services as well as the services of custodians, transfer agents and dividend disbursing agents. There are, however, certain expenses that The Ultra Series Fund pays for itself under the Management Agreement. These are: fees of the independent Trustees, fees of the independent auditors, interest on borrowings by a Fund, any taxes that a Fund must pay, and any extraordinary expenses incurred by a Fund or Funds not in the ordinary course of business. As full compensation for its services, the Ultra Series Fund pays the Investment Adviser a unitary fee computed at an annualized percentage rate of the average value of the daily net assets of each series as set forth in the table below:

                              Management Fee Table
     Series                                               Management Fee
     Money Market                                            0.45 %
     Treasury 2000                                           0.45 %
     Bond                                                    0.55 %
     Balanced                                                0.70 %
     Growth & Income Stock                                   0.60 %
     Capital Appreciation Stock                              0.80 %
     Mid-Cap Stock                                           1.00 %


The total fee paid to the Investment Adviser during the years ended December 31 was as follows:

          1996                                 $2,094,152
          1997                                 $5,320,543
          1998                                 $12,547,473

The Investment Adviser makes the investment decisions and is responsible for the investment and reinvestment of assets; performs research, statistical analysis, and continuous supervision of the Fund's investment portfolio; furnishes office space for the Ultra Series Fund; provides the Ultra Series Fund with such accounting data concerning the investment activities of the Ultra Series Fund as is required to be prepared and files all periodic financial reports and returns required to be filed with the Securities and Exchange Commission ("SEC") and any other regulatory agency; continuously monitors compliance by the Ultra Series Fund in its investment activities with the requirements of the Act and the rules promulgated pursuant thereto; and renders to the Ultra Series Fund such periodic and special reports as may be reasonably requested with respect to matters relating to the duties of the Investment Adviser.

The Adviser contracts with the Company to perform some of these services on behalf of the Ultra Series Fund in return for a portion of the investment advisory fee. The Adviser paid $447,362, $1,268,229, and $2,800,753 for those services in 1996, 1997, and 1998, respectively.

The Adviser contracts with CUNA Mutual Insurance Society to perform cash management and investment accounting services on behalf of the Ultra Series Fund in return for a portion of the investment advisory fee. The Adviser paid
$19,711,   $16,404,  and  $0  for  those  services  in  1996,  1997,  and  1998, respectively.

The Management Agreement provides that the Investment Adviser shall not be liable to the Ultra Series Fund or any shareholder for anything done or omitted by it, or for any losses that may be sustained in the purchase, holding or sale of any security, except for an act or omission involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Management Agreement.

                     MANAGEMENT AGREEMENTS WITH SUBADVISERS

As described in the prospectus, CIMCO manages the assets of the Mid-Cap Stock Fund using a "manager of managers" approach under which CIMCO may allocate some of the fund's assets among one or more "specialist" subadvisers (each, a "Subadviser").

Even though Subadvisers have day-to-day responsibility over the management of a portion of the Mid-Cap Stock Fund, CIMCO retains the ultimate responsibility for the performance of these funds and will oversee the Subadvisers and recommend their hiring, termination, and replacement.

CIMCO may, at some future time, employ a subadvisory or "manager of managers" approach to other new or existing funds in addition to the Mid-Cap Stock Fund.

As of the date of the prospectus, Heartland Advisors, Inc. is the only subadviser managing some of the assets of the Mid-Cap Stock Fund. The prospectus contains a description of Heartland and its fee for managing the assets of the Mid-Cap Stock Fund.

The directors and principal officers of the Investment Adviser are as follows:

     Janice C.  Doyle                       Assistant Secretary
     Michael S.  Daubs                      Director and President
     Lawrence R.  Halverson                 Senior Vice President and Secretary
     Joyce A.  Harris                       Director and Chair
     James C.  Hickman                      Director
     Michael B.  Kitchen                    Director
     Daniel J.  Larson                      Vice President
     Thomas J.  Merfeld                     Vice President
     George A.  Nelson                      Director and Vice Chair
     Jeffrey B.  Pantages                   Senior Vice President
     Scott R.  Powell                       Vice President

CUNA Brokerage Services, Inc., 5910 Mineral Point Road, Madison, WI 53705-4456 is the Trust's principal underwriter.

                              EXPENSES OF THE FUND

The Money Market, Bond, Balanced, Growth and Income Stock, Capital Appreciation Stock, and Mid-Cap Stock Funds are currently obligated to pay to the Investment Adviser the Management Fee set forth in the Management Fee Table above. As part of its services, the Investment Adviser has agreed to provide or arrange to have provided, administrative services to each Fund. Currently, the Company provides the Funds with administrative, fund accounting, transfer agency and shareholder services. The Adviser pays the Company .15% of the average value of the daily net assets for these services.

Prior to May 1, 1997, expenses which exceeded .65% of the average value of daily net assets of such Fund were being absorbed by the Company pursuant to an Expense Reimbursement Agreement between the Company and the Ultra Series Fund. For the year ended December 31, 1995, the Company absorbed $96,817 of ordinary business expense. For the year ended December 31, 1996, no expenses were absorbed by the Company. For the year ended December 31, 1997, $48,308 was absorbed by the Company.

                        DISTRIBUTION PLAN AND AGREEMENT

The Ultra Series fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Act under which the Ultra Series Fund bears certain expenses relating to the distribution of Class C shares. The Distribution Plan provides for the Ultra Series Fund to pay CUNA Brokerage Services, Inc. a distribution fee equal, on an annual basis, to 0.25% of the average daily net assets of each Fund attributable to Class C shares. The distribution fee is calculated and accrued daily and paid quarterly or at such other intervals as the Ultra Series Fund and CUNA Brokerage Services, Inc. agree. The distribution fee is paid solely out of each Fund's assets supporting Class C shares. This means that the net asset value of Class C shares reflects the daily accrual of the fee but that the net asset value of Class Z shares is not affected by the distribution fee and no distribution fee is supported by assets of any Fund representing Class Z shares.

Under the Distribution Plan, CUNA Brokerage Services, Inc. receives the entire amount of the distribution fee and may spend any amount of the fee that it considers appropriate to finance any activity that is primarily intended to result in the sale of Class C shares or to service Class C shareholders. CUNA Brokerage Services, Inc. does not have to spend all of the distribution fee and can spend more than the amount of the fee to finance activities intended to result in the sale of Class C shares or to service Class C shareholders. If CUNA Brokerage Services, Inc. spends less than the entire amount of the fee in any period, it may keep the amounts not spent. If CUNA Brokerage Services, Inc. spends more than the amount of the fee in any period, the Ultra Series Fund will not reimburse CUNA Brokerage Services, Inc. for the difference.

Activities primarily intended to result in the sale of Class C shares or service Class C shareholders include, among other: (a) compensation to employees of CUNA Brokerage Services, Inc.; (b) compensation to and expenses, including overhead and telephone expenses, of CUNA Brokerage Services, Inc., other selected broker-dealers, and insurance companies who engage in or support activities primarily intended to result in the sale of Class C shares; (c) the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Ultra Series Fund for prospective Class C shareholders; (d) the costs of preparing, printing and distributing sales literature and advertising materials attributable to Class C shares; (e) expenses relating to the formulation and implementation of marketing strategies and promotional activities relating to Class C shares such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; and (f) the costs of obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Ultra Series Fund may, from time to time, deem advisable. CUNA Brokerage Services, Inc. did not incur any expenses in 1998 relating to the sale of Class C shares.

The Distribution Plan was initially approved on October 29, 1996, by the Board of Trustees of the Ultra Series Fund, including all disinterested Trustees. The Plan became effective May 1, 1997, and continues in effect from year to year only so long as such continuance is approved at least annually by the Trustees, including a majority of the Trustees who are not interested, as defined by the Act, and who have no direct or indirect financial interest in the operation of the Plan or agreements related to it.

Any amendment which would materially increase the amount which the Ultra Series Fund may expend under the Plan requires approval by holders of a majority of the outstanding shares of the Ultra Series Fund. Any agreement related to the Plan may be terminated at any time, upon sixty (60) days written notice to the other party, by a vote of a majority of the disinterested Trustees, or by vote of a majority of the Trust's outstanding voting securities. In the event of an assignment, the Plan terminates automatically. As long as the Plan is in effect, the selection and nomination of the disinterested Trustees of the Ultra Series Fund are committed to the discretion of the disinterested Trustees.

                                 TRANSFER AGENT

CUNA Mutual Life Insurance Company, 2000 Heritage Way, Waverly, IA 50677, is the transfer agent and dividend disbursing agent for the Fund. As transfer agent, CUNA Mutual maintains the shareholder records and reports. CIMCO pays CUNA Mutual Life Insurance Company .15% of the average daily net assets for its transfer agency services and other services described in the Fund Expenses section above.

                                   CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, is the current custodian for the securities and cash of the Ultra Series Fund. The custodian holds for the Ultra Series Fund all securities and cash owned by the Ultra Series Fund, and receives for the Ultra Series Fund all payments of income, payments of principal or capital distributions with respect to securities owned by the Ultra Series Fund. Also, the custodian receives payment for the shares issued by the Ultra Series Fund. The custodian releases and delivers securities and cash upon proper instructions from the Ultra Series Fund. Pursuant to and in furtherance of a Custody Agreement with the custodian, the Ultra Series Fund uses automated instructions and a cash data entry system to transfer monies to and from the Ultra Series Fund's account at the custodian.

                              INDEPENDENT AUDITORS

The financial statements have been included herein and elsewhere in the Registration Statement in reliance upon the reports of KPMG Peat Marwick, LLP, 4200 Norwest Center, 90 South Seventh Street, Minneapolis, MN 55402, independent auditors, and upon the authority of said firm as experts in accounting and auditing.

                                   BROKERAGE

It is the policy of the Ultra Series Fund, in effecting transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including without limitation, the overall direct net economic result (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid.

Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information. Any such research and other statistical and factual information provided by brokers to the Ultra Series Fund, or the Investment Adviser or Sub-Adviser ("Advisers" for purposes of this section), is considered to be in addition to and not in lieu of services required to be performed by the Advisers under its contract with the Ultra Series Fund. Research obtained on behalf of the Ultra Series Fund may be used by the Advisers in connection with other clients of the Advisers. Conversely, research received from placement of brokerage for other accounts may be used by the Advisers in managing investments of the Ultra Series Fund. Therefore, the correlation of the cost of research to individual clients of the Advisers, including the Ultra Series Fund, is indeterminable and cannot practically be allocated among the Ultra Series Fund and the Advisers' other clients. Consistent with the above, the Ultra Series Fund may effect principal transactions with a broker-dealer that furnishes brokerage and/or research services, or designate any such broker-dealer to receive selling commissions, discounts or other allowances, or otherwise deal with any broker-dealer, in connection with the acquisition of securities in underwritings. Accordingly, the net prices or commission rates charged by any such broker-dealer may be greater than the amount another firm might charge if the management of the Ultra Series Fund determines in good faith that the amount of such net prices and commissions is reasonable in relation to the value of the services and research information provided by such broker-dealer to the Ultra Series Fund. For the year ended December 31, 1996, Capital Appreciation Stock Fund paid $171,251, Growth and Income Stock Fund paid $336,331 and Balanced Fund paid $150,550 in brokerage fees. There were no brokerage fees paid by Bond, Money Market, or Treasury 2000 Funds in 1996. For the year ended December 31, 1997, Capital Appreciation Stock Fund paid $186,338, Growth and Income Stock Fund paid $352,096 and Balanced Fund paid $92,415 in brokerage fees. There were no brokerage fees paid by Bond, Money Market, or Treasury 2000 Funds in 1997. For the year ended December 31, 1998, Capital Appreciation Stock Fund paid $358,785, Growth and Income Stock Fund paid $372,675, and Balanced Fund paid $117,875 in brokerage fees. There were no brokerage fees paid by Bond, Money Market, or Treasury 2000 Funds in 1998.

The Ultra Series Fund expects that purchases and sales of money market instruments usually will be principal transactions. Money market instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from underwriters will include the underwriting commission or concession and purchases from dealers serving as market makers will include the spread between the bid and asked price. Where transactions are made in the over-the-counter market, the Ultra Series Fund will deal with the primary market makers unless equal or more favorable prices are otherwise obtainable.

Where advantageous, the Ultra Series Fund may participate with other clients of the Advisers in "bunching of trades" wherein one purchase or sale transaction representing several different client accounts is placed with a broker. The Advisers have established various policies and procedures that assure equitable treatment of all accounts.

The policy with respect to brokerage is and will be reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

                           HOW SECURITIES ARE OFFERED

Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Trust without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of the seven funds described in the prospectus. Additional series and/or classes may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Trust, or new series of the Trust, into one or more classes. As of the date of this SAI, the Trustees have authorized the issuance of two classes of shares of the fund, designated as Class C and Class Z. Additional classes of shares may be offered in the future.

The shares of each class of each fund represent an equal proportionate interest in the aggregate net assets attributable to that class of that fund. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by each fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the fact that: (i) the distribution and service fees relating to Class C or Class Z shares will be borne exclusively by that class; (ii) each of Class C shares and Class Z shares will bear any other class expenses properly allocable to such class of shares, subject to the requirements imposed by the Internal Revenue Service on funds having a multiple-class structure. Similarly, the NAV per share may vary depending on whether Class C shares or Class Z shares are purchased.

In the event of liquidation, shareholders of each class of each fund are entitled to share pro rata in the net assets of the class of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per dollar value of shares, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Share certificates will not be issued.

Limitation of Trustee and Officer Liability

The Declaration further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

Limitation of Interseries Liability

All persons dealing with a fund must look solely to the property of that particular fund for the enforcement of any claims against that fund, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a fund or the Trust. No fund is liable for the obligations of any other fund. Since the funds use a combined prospectus, however, it is possible that one fund might become liable for a misstatement or omission in the prospectus regarding another fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined prospectus.

Pursuant to current interpretations of the Act, the Company will solicit voting instructions from owners of variable annuity or variable life insurance contracts issued by it with respect to any matters that are presented to a vote of shareholders. Insurance companies not affiliated with the CUNA Mutual Group will generally follow similar procedures. On any matter submitted to a vote of shareholders, all shares of the Ultra Series Fund then issued and outstanding and entitled to vote shall be voted in the aggregate and not by series or Class, except for matters concerning only a series or Class. Certain matters approved by a vote of the shareholders of the Ultra Series Fund may not be binding on a series or Class whose shareholders have not approved such matter. This is the case if the matter affects interests of that series or Class which are not identical with the interests of all other series and Classes such as a change in investment policy, approval of the Investment Adviser or a material change in the distribution Plan and failure by the holders of a majority of the outstanding voting securities of the series or Class to approve the matter. The holder of each share of each series or Class of stock of the Ultra Series Fund shall be entitled to one vote for each full dollar of net asset value and a fractional vote for each fractional dollar of net asset value attributed to the shareholder.

The Ultra Series Fund is not required to hold annual meetings of shareholders and does not plan to do so. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. The Trustees have the power to alter the number and the terms of office of the Trustees, and may lengthen their own terms or make their terms of unlimited duration and appoint their successors, provided always at least a majority of the Trustees have been elected by the shareholders of the Ultra Series Fund. The Declaration of Trust provides that shareholders can remove Trustees by a vote of two-thirds of the outstanding shares and the Declaration of Trust sets out procedures to be followed.

Because shares of the Ultra Series Fund are sold to the CUNA Mutual Group separate accounts, qualified retirement plans sponsored by CUNA Mutual Group, unaffiliated insurance company separate accounts and qualified retirement plans, it is possible that material conflicts could arise among and between the interests of: (1) variable annuity contract owners (or participants under group variable annuity contracts) and variable life insurance contract owners, or (2) owners of variable annuity and variable life insurance contracts of affiliated and unaffiliated insurance companies and (3) participants in affiliated and unaffiliated qualified retirement plans. Such material conflicts could include, for example, differences in federal tax treatment of variable annuity contracts versus variable life insurance contracts. The Ultra Series Fund does not currently foresee any disadvantage to one category of investors vis-a-vis another arising from the fact that the Ultra Series Fund's shares support different types of variable insurance contracts. However, the Ultra Series Fund's Board of Trustees will continuously monitor events to identify any potential material conflicts that may arise between the interests of different categories or classes of investors and to determine what action, if any, should be taken to resolve such conflicts. Such action may include redeeming shares of the Ultra Series Fund held by one or more of the separate accounts or qualified retirement plans involved in any material irreconcilable conflict.

                           NET ASSET VALUE OF SHARES

Net Asset Value per share is calculated each Valuation Day. Net Asset Value is determined by dividing each Fund's total net assets by the number of shares outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Shares will be sold and redeemed at the Net Asset Value next determined after receipt of the purchase order or request for redemption.

The Net Asset Value of a share issued by the Bond, Balanced, Growth and Income Stock, Capital Appreciation Stock, and Mid-Cap Stock Funds was initially set at $10.00 per share. The Net Asset Value of a share issued by the Money Market Fund was initially set at $1.00 per share. (See Money Market Fund below.) The Net Asset Value of a share of the Treasury 2000 Fund was initially set at $3.62 per share.

Money Market Fund

The Trustees have determined that the best method currently available for determining the Net Asset Value is the amortized cost method. The Trustees will utilize this method pursuant to Rule 2a-7 of the Act. The use of this valuation method will be continuously reviewed and the Trustees will make such changes as may be necessary to assure that assets are valued fairly as determined by the Trustees in good faith. Rule 2a-7 obligates the Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the investment objectives, to stabilize the Net Asset Value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include periodically monitoring, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the Net Asset Value per share based upon available market quotations. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of one percent (1%) between the two. The Trustees will take such steps as they consider appropriate, (e.g., redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Rule requires that the Fund limit its investments to instruments which the Trustees determine will present minimal credit risks and which are of high quality as determined by a major rating agency, or, in the case of any instrument that is not so rated, of comparable quality as determined by the Trustees. It also calls for the Fund to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable Net Asset Value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash in such manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.

It is the normal practice of the Fund to hold portfolio securities to maturity. Therefore, unless a sale or other disposition of a security is mandated by redemption requirements or other extraordinary circumstances, the Fund will realize the par value of the security. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the Net Asset Value is affected by any unrealized appreciation or depreciation. In periods of declining interest rates, the indicated daily yield on shares the Fund has computed by dividing the annualized daily income by the Net Asset Value will tend to be higher than if the valuation were based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares the Fund has computed by dividing the annualized daily income by the Net Asset Value will tend to be lower than if the valuation were based upon market prices and estimates.

Treasury 2000, Bond, Balanced, Growth and Income Stock, Capital Appreciation Stock, and Mid-Cap Stock Funds

Common stocks that are traded on an established exchange or over-the-counter are valued on the basis of market price as of the end of the Valuation Period, provided that a market quotation is readily available. Otherwise, they are valued at fair value as determined in good faith by or at the direction of the Trustees.

Stripped Treasury Securities, long-term straight debt obligations, and non-convertible preferred stocks are valued using readily available market quotations, if available. When exchange quotations are used, the latest quoted sale price is used. If an over-the-counter quotation is used, the last bid price will normally be used. If readily available market quotations are not available, these securities are valued at market value as determined in good faith by or at the direction of the Trustees. Readily available market quotations will not be deemed available if an exchange quotation exists for a debt security, preferred stock, or security convertible into common stock, but it does not reflect the true value of the Fund's holdings because sales have occurred infrequently, the market for the security is thin, or the size of the reported trade is considered not comparable to the Fund's institutional size holdings. When readily available market quotations are not available, the Fund will use an independent pricing service which provides valuations for normal institutional size trading units of such securities. Such a service may utilize a matrix system which takes into account appropriate factors such as institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. These valuations are reviewed by the Investment Adviser. If the Investment Adviser believes that evaluation still does not represent a fair value, it will present for approval of the Trustees such other valuation as the Investment Adviser considers to represent a fair value. The specific pricing service or services to be used will be presented for approval of the Trustees.

Short-term instruments having maturities of sixty (60) days or less will be valued at amortized cost. Short-term instruments having maturities of more than sixty (60) days will be valued at market values or values based on current interest rates.

Options, stock index futures, interest rate futures, and related options which are traded on U.S. exchanges or boards of trade are valued at the closing price as of the close of the New York Stock Exchange.

The Investment Adviser, at the direction of the Trustees, values the following at prices it deems in good faith to be fair:

     1.   Securities  (including  restricted   securities)  for  which  complete
          quotations are not readily available, and

     2. Listed securities if, in the opinion of the Investment Adviser, the last sale price does not reflect the current market value or if no sale occurred, and

     3.   Other assets.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund intends that each of the Funds will qualify each year as a regulated investment company under Subchapter M of Chapter 1 of the Code. If, as intended, each Fund continues to qualify as a regulated investment company and distributes substantially all of its net investment income and net capital gains to its shareholders, then, under the provisions of Subchapter M, there should be little or no income or gains taxable to it. In addition, each Fund intends to comply with other distribution rules specified in Code so that it will not incur a 4% nondeductible federal excise tax that otherwise would apply.

Each Fund of the Trust must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund's gross income must be derived from dividends, interest, payments with respect to securities loaned, and gains from the sale or disposition of securities; and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, U.S. Government securities and other securities (no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund must not hold more than 10% of the outstanding voting stock of any issuer), and (b) the Fund must not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities).

Each of the Funds also intends to comply with section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on separate accounts of life insurance companies that are used to support variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies"). In general, these requirements are that no more than 55% of the value of the assets of a Fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer. These diversification requirements are in addition to the requirements of subchapter M and of the Investment Company Act, and may affect the securities in which a Fund may invest. In order to comply with the current or future requirements of section 817(h) (or related provisions of the Code), the Trust may be required, for example, to alter the investment objectives of one or more of the Funds. (To the extent required by law, approval of owners of VA contracts or VLI policies or of the Commission will be obtained before changing investment objectives.)

If a Fund fails to qualify as a regulated investment company, it will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Fund's available earnings and profits. Owners of VA contracts and VLI policies indirectly invested in such a Fund might be taxed currently on the investment earnings under their contracts or policies and thereby lose the benefit of tax deferral. In addition, if a Fund fails to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of VA contracts and VLI policies indirectly invested in the Fund would be taxed on the investment earnings under their contracts or policies and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the investment adviser and the Trust intends that each Fund comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a Fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the investment adviser might otherwise believe desirable.

The foregoing discussion of federal income tax consequences is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action. Each prospective investor should consult his or her own tax adviser as to the tax consequences of investments in the Funds. For information concerning the federal income tax consequences to the owners of VA contracts and VLI policies, see the prospectuses for such contracts or policies. [For information concerning the federal income tax consequences to plan participants, see the summary plan description.]

It is the intention of the Ultra Series Fund to distribute substantially all of the net investment income, if any, of each Fund thereby avoiding the imposition of any Fund-level income or excise tax as follows:

     (i) Dividends on the Money Market Fund will be declared daily and reinvested monthly in additional full and fractional shares of the Money Market Fund.

     (ii) Dividends of ordinary income from the Bond, Balanced, Growth and Income Stock, and Capital Appreciation Stock, and Mid-Cap Stock Funds will be declared and reinvested quarterly in additional full and fractional shares of the respective Fund.

     (iii)All net realized short-term and long-term capital gains of the Ultra Series Fund, if any, will be declared and distributed at least annually, but in any event, no more frequently than allowed under SEC rules, to the shareholders of each Fund to which such gains are attributable.

     (iv) Dividends on the Treasury 2000 Fund cannot be paid to its shareholders (the Separate Accounts) during the taxable year since no cash will be available for distribution until the securities are sold or mature. The Fund is treated as if it paid a dividend of a certain amount without actually paying the dividend if the shareholder consents to the treatment ("consent dividend"). The Separate Accounts will file a consent on Form 972 each year to include in gross income, as a taxable dividend for that year, an amount computed to be sufficient to enable the Fund to meet the distribution requirements necessary for the Fund to be treated as a conduit and taxed as a regulated investment company.

          Because there will be no periodic payment of interest on the Stripped Treasury Securities held by the Treasury 2000 Fund, shareholders
          (i.e., the separate accounts or qualified plans) will be requested periodically to sign consents to have a certain portion of the accrued amount of discount treated as dividends. Currently the separate accounts are the only shareholders of the Treasury 2000 Fund; it is anticipated that any taxable income will be offset by a corresponding deduction for an increase in reserves.

Options and Futures Transactions

The tax consequences of options transactions entered into by a Fund will vary depending on the nature of the underlying security, whether the option is written or purchased and finally, whether the "straddle" rules, discussed separately below, apply to the transaction. When a Fund writes a call or a put option on an equity or convertible debt security, the treatment for federal income tax purposes of the premium that it receives will, subject to the straddle rules, depend on whether the option is exercised. If the option expires unexercised, or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the amount of the premium) without regard to any unrealized gain or loss on the underlying security. Any such gain or loss will be short-term capital gain or loss, except that any loss on a "qualified" covered call stock option that is not treated as part of a straddle may be treated as long-term capital loss. If a call option written by a Fund is exercised, the Fund will recognize a capital gain or loss from the sale of the underlying security, and will treat the premium as additional sales proceeds. Whether the gain or loss will be long-term or short-term will depend on the holding period of the underlying security. If a put option written by a Fund is exercised, the amount of the premium will reduce the tax basis of the security that the Fund then purchases.

If a put or call option that a Fund has purchased on an equity or convertible debt security expires unexercised, the Fund will realize a capital loss equal to the cost of the option. If the Fund enters into a closing sale transaction with respect to the option, it will realize a capital gain or loss (depending on whether the proceeds from the closing transaction are greater or less than the cost of the option). The gain or loss will be short-term or long-term depending on the Fund's holding period in the option. If the Fund exercises such a put option, it will realize a short-term gain or loss (long-term if the Fund holds the underlying security for more than one year before it purchases the put) from the sale of the underlying security measured by the sales proceeds decreased by the premium paid. If the Fund exercises such a call option, the premium paid for the option will be added to the tax basis of the security purchased.

One or more Funds may invest in Section 1256 contracts. Section 1256 contracts generally include options on nonconvertible debt securities (including securities of U.S. Government agencies or instrumentalities), options on stock indexes, futures contracts, options on futures contracts and certain foreign currency contracts. Options on foreign currency, futures contracts on foreign currency, and options on foreign currency futures will qualify as Section 1256 contracts if the options or futures are traded on or subject to the rules of a qualified board or exchange. In general, gain or loss on Section 1256 contracts will be treated as 60% long-term and 40% short-term capital gain or loss ("60/40"), regardless of the period of time particular positions are actually held by a Fund. In addition, any Section 1256 contracts held at the end of each taxable year (and on October 31 of each year for purposes of determining the amount of capital gain net income that a Fund must distribute to avoid liability for the 4% excise tax) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Straddles

Hedging transactions undertaken by a Fund may result in "straddles" for federal income tax purposes. Straddles are defined to include "offsetting positions" in actively-traded personal property. Under current law, it is not clear under what circumstances one investment made by a Fund, such as an option or futures contract, would be treated as "offsetting" another investment also held by the Fund, such as the underlying security (or vice versa) and, therefore, whether the Fund would be treated as having entered into a straddle. In general, investment positions may be "offsetting" if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions (although certain "qualified" covered call stock options written by a Fund may be treated as not creating a straddle).

To the extent that the straddle rules apply to positions established by a Fund, losses realized by the Fund may be either deferred or recharacterized as long-term losses, and long-term gains realized by the Fund may be converted to short-term gains.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

Distributor

As described in the Prospectus, the Ultra Series Fund does not deal directly with the public. Shares of the Ultra Series Fund are currently issued and redeemed through the distributor, pursuant to a Distribution Agreement between the Ultra Series Fund and the distributor. The principal place of business of CUNA Brokerage Services, Inc. is 5910 Mineral Point Road, Madison, Wisconsin 53705. The distributor is owned by CUNA Mutual Investment Corporation which in turn is owned by CUNA Mutual Insurance Society. The Company and CUNA Mutual Insurance Society entered into an agreement of permanent affiliation on July 1, 1990. Shares of the Ultra Series Fund are purchased and redeemed at Net Asset Value. The Distribution Agreement provides that the distributor will use its best efforts to render services to the Ultra Series Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, it will not be liable to the Ultra Series Fund or any shareholder for any error of judgment or mistake of law or any act or omission or for any losses sustained by the Ultra Series Fund or its shareholders. CUNA Brokerage has not received underwriting commissions from the Ultra Series Fund for any of the last three fiscal years.

                    CALCULATION OF YIELDS AND TOTAL RETURNS

From time to time, the Ultra Series Fund may disclose yields, total returns, and other performance data. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC. The Ultra Series Fund will not disclose performance of the Ultra Series Fund in separate account sales literature or advertising without also showing performance at the separate account level.

The Ultra Series Fund may distribute sales literature showing total return performance. Total return calculations are based on historical results and are not intended to indicate future performance. Total return will vary over time depending on market conditions, assets owned and operating expenses. Information about the performance of the Ultra Series Fund is contained in the annual report to shareholders which may be obtained without charge from the address shown on the first page of this SAI.

Total return figures distributed by the Ultra Series Fund will show the change in value of an investment in the Ultra Series Fund from the beginning of the measuring period to the end of the measuring period. All dividends and capital gains are assumed to be immediately reinvested. Average annual total return is calculated by determining the growth or decline in value of a $1,000 hypothetical investment over a stated period and then calculating the annually compounded percentage rate that would have produced the same ending value if the rate of growth or decline in value had been constant during the entire period. The actual rate of growth or decline varies over time, rather than being constant, so actual year-to-year performance will be different from "average" annual return. The Ultra Series Fund will show average annual total returns for 1, 3, 5, and 10 year periods (or, if shorter, the period since inception) and may show actual and average total returns for other periods. The Ultra Series Fund may also show cumulative return, computed by dividing the value at the end of the period by the value at the beginning of the period. Cumulative total return may be shown either as a percentage change or as a dollar value. Performance data may be shown in the form of graphs, charts, tables and numerical examples.

The Ultra Series Fund may also distribute sales literature showing yield figures for its Money Market and Bond Funds. Yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the fund refers to the income generated by an investment in the fund over the stated period. This income is then annualized, that is, the amount of income generated by the investment during that period is assumed to be generated over a 365-day period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned is assumed to be reinvested or "compounded." The effective yield will be slightly higher than the yield because of the effect of assumed reinvestment.

The Ultra Series Fund may distribute sales literature comparing its total returns to standard industry measures, for example, the Dow Jones Industrial Average, one or more of the Standard & Poor's or Frank Russell Company stock indexes, one or more of the Lehman Brothers bond indexes, the consumer price index, and data published by Lipper Analytical Services, Morningstar, Inc., and Ibbotson Associates. The Dow Jones Industrial Average (DJIA) is a market value-weighted, unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange. The Standard and Poor's and Frank Russell Company stock indexes are unmanaged, market value weighted indexes of various industrial, transportation, utility and financial companies, grouped by size of market capitalization, valuation characteristics (i.e. growth or value) or other attributes. The Lehman Brothers bond indexes represent unmanaged groups of fixed income securities of various issuers and terms to maturity which are representative of bond market performance. The consumer price index is a statistical measure of changes in the prices of goods and services over time published by the U.S. Bureau of Labor Statistics. Lipper Analytical Services and Morningstar, Inc. are independent services that monitor performance of mutual funds and insurance company separate accounts. Lipper Performance Summary Averages represent the average annual total return of all the funds (within a specified investment category) that are covered by the Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

The volatility of each fund may be compared to the volatility of the relevant market as a whole. "Beta" is a measure of the sensitivity of a particular asset or a particular fund relative to the marketplace in which it is traded. The beta of the market is 1.0 which serves as a benchmark to assess other assets including the six funds within the Ultra Series Fund. Beta is a measure of the degree to which the return on the asset or the fund moved relative to how the return of the relevant market moved. A number that is both positive and less than 1.0 means that the asset or fund moved in the same direction as the market but to a smaller degree. In other words, a beta of less than 1.0 indicates less volatility (less investment risk) than the market.

Standard deviation measures the volatility of actual periodic returns around a statistically fitted (average) trendline of the actual returns. For example, a portfolio that grew over a five-year period at an average annual total return of 10% with a standard deviation of 15% would be much more volatile (would involve more investment risk) than a portfolio that grew at an average annual total return of 8% with a standard deviation of 5%. The latter portfolio might meet the investment needs of a risk averse investor better than the former portfolio.

Money Market Fund Yields

From time to time, sales literature may quote the current annualized yield of the Money Market Fund for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the period in the value of a hypothetical account having a balance of 1 share at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in value reflects net income from the Fund attributable to the hypothetical account.
Current yield is calculated according to the following formula:

Current Yield = [(NCS - ES)/UV) X (365/7)] x 100

Where:

     NCS= the net change in the value of the Money Market Fund (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of 1 share.

     ES= per share expenses attributable to the hypothetical account for the seven-day period.

     UV= the share value at the close of business on the day prior to the first day of the seven-day period.

Effective yield = [(1 + ((NCS-ES)/UV)) 365/7 - 1] x 100

Where:

     NCS= the net change in the value of the Money Market Fund (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of 1 share.

     ES = per share expenses attributable to the hypothetical account for the seven-day period.

     UV = the share value at the close of business on the day prior to the first day of the seven-day period.

The current and effective yields on amounts held in the Money Market Fund normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Fund's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Yields on amounts held in the Money Market Fund may also be presented for periods other than a seven-day period.

Other Fund Yields

From time to time, sales literature may quote the current annualized yield of one or more of the Funds (except the Money Market Fund) for 30-day or one-month periods. The annualized yield of a Fund refers to income generated by the Fund during a 30-day or one-month period and is assumed to be generated each period over a 12-month period.

The yield is computed by: 1) dividing the net investment income of the Fund for the period; by 2) the maximum offering price per share on the last day of the period times the daily average number of shares outstanding for the period; by
3) compounding that yield for a six-month period; and by 4) multiplying that result by 2. The 30-day or one-month yield is calculated according to the following formula:

Yield = [2 X (((NI - ES)/(U X UV)) + 1)6 - 1)] x 100

Where:

     NI = net income of the Fund for the 30-day or one-month period attributable to the Fund's shares.

     ES   = expenses of the Fund for the 30-day or one-month period.

     U    = the average number of shares outstanding.

     UV = the share value at the close of the last day in the 30-day or one-month period.

The yield normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Fund's actual yield is affected by the types and quality of portfolio securities held and operating expenses.

Average Annual Total Returns

From time to time, sales literature may also quote average annual total returns for one or more of the Funds for various periods of time.

When a Fund has been in operation for 1, 3, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed.

Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month or calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

The total return is calculated according to the following formula:

TR   = [((ERV/P)1/N) - 1] x 100

Where:

     TR   = the average annual total return net of any Fund recurring charges.

     ERV = the ending redeemable value of the hypothetical account at the end of the period.

     P=   a hypothetical initial payment of $1,000.

     N    = the number of years in the period.

Other Total Returns

From time to time, sales literature may also disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

CTR  = [(ERV/P) - 1] x 100

Where:

     CTR= The cumulative total return net of any Fund recurring charges for the period.

     ERV = The ending redeemable value of the hypothetical investment at the end of the period.

     P=   A hypothetical single payment of $1,000.

FINANCIAL STATEMENTS

Data from the most recent annual report begins on the next page.

                                                         ULTRA SERIES FUND
                                                 Statements of Assets and Liabilities
                                                           December 31, 1998

                                                Capital      Growth and                                       Money        Treasury
                                             Appreciation   Income Stock     Balanced          Bond          Market          2000
Assets:                                       Stock Fund        Fund           Fund            Fund           Fund           Fund
Investments in securities, at value,
   (note 2) - see accompanying schedule
   (cost $487,393,428)                    $627,766,335   $         --    $         --   $         --    $        --      $       --
   (cost $635,624,559)                              --    832,751,106              --             --             --              --
   (cost $368,051,167)                              --             --     447,739,098             --             --              --
   (cost $224,862,908)                              --             --              --    225,198,714             --              --
   (cost $56,438,569)                               --             --              --             --     56,438,569              --
   (cost $1,616,561)                                --             --              --             --             --       1,837,294
  Receivable for investment securities      11,418,257     27,938,953              --             --             --              --
      sold
  Accrued interest receivable                   75,548         67,218       2,168,930      3,189,911          6,147              --
  Accrued dividends receivable                 498,350      1,373,705         349,170             --             --              --
                                           -----------    -----------     -----------    -----------     ----------       ---------
    Total assets                           639,758,490    862,130,982     450,257,198    228,388,625     56,444,716       1,837,294
                                           -----------    -----------     -----------    -----------     ----------       ---------

Liabilities:

  Payable for investment securities
     purchased                               8,975,851     28,538,208              --             --             --              --
  Dividends payable                                 --             --              --             --          7,291              --
  Accrued management fees                      403,344        410,123         259,950        105,350         20,236              --
  Accrued other expenses                         6,229          9,029           4,906          2,125            701           1,390
                                           -----------    -----------     -----------    -----------     ----------       ---------
    Total liabilities                        9,385,424     28,957,360         264,856        107,475         28,228           1,390
                                           -----------    -----------     -----------    -----------     ----------       ---------
Net assets applicable to outstanding
capital stock                             $630,373,066   $833,173,622    $449,992,342   $228,281,150    $56,416,488      $1,835,904
                                           ===========    ===========     ===========    ===========     ==========       =========
Represented by:

  Capital stock, par value $.01               $284,121       $272,644        $240,187       $215,987       $564,165          $1,849
  Additional paid-in capital               489,343,817    632,012,293     372,513,172    227,655,831     55,852,323       1,613,322
  Undistributed net investment income               --             --          27,494         70,041             --              --
  Accumulated net realized gain (loss)
   on investments                              372,221      3,762,138     (2,476,442)          3,485             --              --
  Unrealized appreciation (depreciation)
   on investments                          140,372,907    197,126,547      79,687,931        335,806             --         220,733
                                           -----------    -----------     -----------    -----------     ----------      ----------

Total net assets - representing net assets
applicable to outstanding capital stock   $630,373,066   $833,173,622    $449,992,342   $228,281,150    $56,416,488      $1,835,904
                                           ===========    ===========     ===========    ===========     ==========      ==========
Number of Class Z Shares issued and
outstanding (note 5)                        28,412,098     27,264,375      24,018,663     21,598,720     56,416,488         184,870
                                           ===========    ===========     ===========    ===========     ==========      ==========
Net asset value per share of outstanding
capital stock (note 2)                          $22.19         $30.56          $18.74         $10.57          $1.00           $9.93
                                           ===========    ===========     ===========    ===========     ==========      ==========

See accompanying notes to financial statements.

                                                    CAPITAL APPRECIATION STOCK FUND
                                                       Investments in Securities
                                                           December 31, 1998

CAPITAL APPRECIATION STOCK                    % Net             Quality           Annualized
FUND INVESTMENTS:                            Assets             Rating*              Yield              Shares             Value
Short-Term Investments:

Investment Company:                           1.6%
  State Street Prime Money Market                                                    5.190            9,902,375         $9,902,375
                                                                                                                         ---------
     TOTAL SHORT-TERM INVESTMENTS,
     AT COST                                                                                                            $9,902,375
                                                                                                                         ---------

                                             % Net
Long-Term Investments:                       Assets                                                     Shares              Value

Common Stocks:                               98.0%

Foreign Issues:                               5.7%
  Elan Corp PLC - ADR***                                                                                118,100         $8,215,331
  Glaxo Wellcome PLC - ADR                                                                               49,300          3,426,350
  Mutual Risk Management Ltd.                                                                           386,464         15,120,404
  Telefonos de Mexico SP ADR - Cl L                                                                     191,000          9,299,313
                                                                                                                        ----------
     TOTAL FOREIGN ISSUES
     (COST: $23,888,051)                                                                                               $36,061,398
                                                                                                                        ----------
Domestic Issues:

Building Materials:                           2.6%
  Raychem Corporation                                                                                   240,500         $7,771,156
  The Sherwin-Williams Company***                                                                       294,800          8,659,750
                                                                                                                         ---------
                                                                                                                        16,430,906
                                                                                                                         ---------
Hardware and Tools:                           0.9%
  Illinois Tool Works Inc.                                                                               98,300          5,701,400
                                                                                                                         ---------
Machinery/Equipment:                          1.6%
  Pall Corporation                                                                                      388,600          9,836,438
                                                                                                                         ---------
Forest Products/Paper:                        1.3%
  Willamette Industries, Inc.                                                                           244,700          8,197,450
                                                                                                                         ---------
Insurance:                                    2.7%
  The Allstate Corporation                                                                              137,664          5,317,272
  Everest Reinsurance Holdings, Inc.                                                                    298,000         11,603,374
                                                                                                                         ---------
                                                                                                                        16,920,646
                                                                                                                         ---------
Banks:                                        5.1%
  Bank One Corporation                                                                                  187,320          9,565,028
  Bankers Trust Corporation                                                                              93,700          8,005,494
  Citigroup Inc.                                                                                        297,599         14,731,150
                                                                                                                         ---------
                                                                                                                        32,301,672
                                                                                                                         ---------
Investment Banking/Brokerage:                 2.0%
  A. G. Edwards, Inc.                                                                                   249,300          9,286,425
  Morgan Stanley Dean Witter and Co.                                                                     44,400          3,152,400
                                                                                                                         ---------
                                                                                                                        12,438,825
                                                                                                                         ---------
Drugs/Health Care:                            8.0%
  Aetna Inc.                                                                                            162,400         12,768,700
  ALZA Corporation***                                                                                   188,300          9,838,675
  Bristol-Myers Squibb Company                                                                           60,300          8,068,894
  Centocor, Inc.***                                                                                     229,000         10,333,625
  Crescendo Pharmaceuticals Corporation***                                                                6,260             85,292
  Pharmacia & Upjohn, Inc.                                                                              167,500          9,484,688
                                                                                                                         ---------
                                                                                                                        50,579,874
                                                                                                                         ---------
Hospital Management/Supplies:                 1.4%
  Columbia/HCA Healthcare Corporation                                                                   356,500          8,823,375
                                                                                                                         ---------

                                                    CAPITAL APPRECIATION STOCK FUND
                                                 Investments in Securities (Continued)
                                                           December 31, 1998

CAPITAL APPRECIATION STOCK                  % Net
FUND INVESTMENTS, CONTINUED:                Assets                                                      Shares            Value
Retail - Discount:                            2.6%
  Consolidated Stores Corporation***                                                                    181,300         $3,659,994
  The TJX Companies, Inc.                                                                               428,400         12,423,600
                                                                                                                         ---------
                                                                                                                        16,083,594
                                                                                                                         ---------
Retail - Department:                          5.8%
  Dayton Hudson Corporation                                                                             464,400         25,193,700
  Tiffany & Co.                                                                                         222,700         11,552,562
                                                                                                                         ---------
                                                                                                                        36,746,262
                                                                                                                         ---------
Retail - Drug:                                2.2%
  Rite Aid Corporation                                                                                  291,600         14,452,425
                                                                                                                         ---------
Retail-Grocery:                               3.4%
  Safeway Inc.***                                                                                       352,500         21,480,468
                                                                                                                         ---------
Media:                                        7.6%
  Cox Communications, Inc.***                                                                           224,000         15,484,000
  MediaOne Group, Inc.***                                                                               451,500         21,220,500
  Sprint PCS Group***                                                                                    63,500          1,468,438
  PRIMEDIA Inc.***                                                                                      820,600          9,642,050
                                                                                                                         ---------
                                                                                                                        47,814,988
                                                                                                                         ---------
Foods - Products & Service:                   4.6%
  Nabisco Holdings Corp. - Class A                                                                      247,700         10,279,550
  Sara Lee Corporation                                                                                  253,200          7,137,075
  Tyson Foods, Inc. - Class A                                                                           542,700         11,532,375
                                                                                                                         ---------
                                                                                                                        28,949,000
                                                                                                                         ---------
Office Equipment/Computers:                  12.5%
  3Com Corporation***                                                                                   220,900          9,899,081
  EMC Corporation***                                                                                    310,500         26,392,500
  Gateway 2000, Inc.***                                                                                 216,400         11,076,975
  IMS Health Incorporated                                                                               121,300          9,150,568
  Seagate Technology, Inc.***                                                                           245,400          7,423,350
  Wang Laboratories, Inc.***                                                                            526,250         14,603,438
                                                                                                                         ---------
                                                                                                                        78,545,912
                                                                                                                         ---------
Electronics-Semiconductors:                   4.6%
  Dallas Semiconductor Corporation                                                                      202,200          8,239,650
  Micron Technology, Inc.***                                                                            176,150          8,906,584
  Texas Instruments Incorporated                                                                        144,300         12,346,669
                                                                                                                         ---------
                                                                                                                        29,492,903
                                                                                                                         ---------
Oil/Oil Service:                              4.5%
  Kerr-McGee Corporation                                                                                148,700          5,687,775
  Unocal Corporation                                                                                    212,350          6,197,965
  USX-Marathon Group                                                                                    347,500         10,468,438
  Weatherford International, Inc.***                                                                    293,300          5,682,688
                                                                                                                         ---------
                                                                                                                        28,036,866
                                                                                                                         ---------
Containers:                                   2.4%
  Owens-Illinois, Inc.***                                                                               500,400         15,324,750
                                                                                                                         ---------

                                                    CAPITAL APPRECIATION STOCK FUND
                                                 Investments in Securities (Continued)
                                                           December 31, 1998

CAPITAL APPRECIATION STOCK                  % Net
FUND INVESTMENTS, CONTINUED:                Assets                                                      Shares           Value
Chemicals:                                    4.3%
  The Dexter Corporation                                                                                240,000         $7,545,000
  The Dow Chemical Company                                                                               64,300          5,847,281
  Praxair, Inc.                                                                                         185,000          6,521,250
  Rohm and Haas Company                                                                                 242,700          7,311,338
                                                                                                                         ---------
                                                                                                                        27,224,869
                                                                                                                         ---------
Transportation:                               3.1%
  Delta Air Lines, Inc.                                                                                  80,300          4,175,600
  FDX Corporation***                                                                                    122,600         10,911,400
  Midwest Express Holdings, Inc.***                                                                     169,875          4,469,836
                                                                                                                         ---------
                                                                                                                        19,556,836
                                                                                                                         ---------
Telecommunications:                           3.9%
  AirTouch Communications, Inc.***                                                                      343,550         24,778,544
                                                                                                                         ---------
Utilities-Electric:                           0.8%
  CalEnergy Company, Inc***                                                                              54,100          1,876,594
  PG& E Corporation                                                                                      96,050          3,025,575
                                                                                                                         ---------
                                                                                                                         4,902,169
                                                                                                                         ---------
Utilities-Natural Gas:                        2.1%
  Sonat Inc.                                                                                            162,000          4,384,125
  The Williams Companies, Inc.                                                                          280,900          8,760,569
                                                                                                                         ---------
                                                                                                                        13,144,694
                                                                                                                         ---------
Diversified Companies:                        0.4%
  Rockwell International Corporation                                                                     48,125          2,337,070
  Tyco International Ltd.                                                                                   174             13,126
                                                                                                                         ---------
                                                                                                                         2,350,196
                                                                                                                         ---------
Miscellaneous:                                1.9%
  Interim Services Inc.***                                                                              500,000         11,687,500
                                                                                                                         ---------
     TOTAL DOMESTIC COMMON STOCKS,
     (COST: $453,603,002)                                                                                             $581,802,562
                                                                                                                       -----------
     TOTAL COMMON STOCKS,
     (COST: $477,491,053)                                                                                             $617,863,960
                                                                                                                       -----------
     TOTAL INVESTMENTS, CAPITAL APPRECIATION
     STOCK FUND (COST: $487,393,428)                                                                                  $627,766,335
                                                                                                                       ===========

Notes to investments in securities:

Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

  **At December 31, 1998, the cost of securities for federal income tax purposes was $487,433,663. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:
  Gross unrealized appreciation.................................... $170,021,999
  Gross unrealized depreciation...................................  (29,689,327)
                                                                     -----------
  Net unrealized appreciation...................................... $140,332,672
                                                                     ===========
***This security is non-income producing.

ADR    American Depositary Receipt
PLC    Public Limited Company

                                                     GROWTH AND INCOME STOCK FUND
                                                       Investments in Securities
                                                           December 31, 1998

GROWTH AND INCOME STOCK                      % Net             Quality           Annualized
FUND INVESTMENTS:                           Assets             Rating*              Yield              Shares             Value
Short-Term Investments:
Investment Company:                           2.7%
  State Street Prime Money Market                                                    5.190           22,576,307        $22,576,307
                                                                                                                        ----------
     TOTAL SHORT-TERM INVESTMENTS,
     AT COST                                                                                                           $22,576,307
                                                                                                                        ----------
                                             % Net
Long-Term Investments:                      Assets                                                      Shares            Value
Common Stocks:                               97.2%
Foreign Issues:                               3.2%
  Glaxo Wellcome PLC - ADR                                                                              201,350        $13,993,825
  Philips Electronics N.V. - ADR                                                                        191,900         12,989,231
                                                                                                                        ----------
     TOTAL FOREIGN ISSUES,
     (COST: $18,510,658)                                                                                               $26,983,056
                                                                                                                        ----------
Domestic Issues:
Forest Products/Paper:                        4.0%
   Georgia-Pacific Group                                                                                152,200         $8,913,212
   Kimberly-Clark Corporation                                                                           459,400         25,037,300
                                                                                                                        ----------
                                                                                                                        33,950,512
                                                                                                                        ----------
Insurance:                                    1.8%
  The Allstate Corporation                                                                              383,468         14,811,452
                                                                                                                        ----------
Banks:                                        9.5%
  BankAmerica Corporation                                                                               331,371         19,923,681
  Bank One Corporation                                                                                  408,540         20,861,074
  Bankers Trust Corporation                                                                             143,200         12,234,650
  Citigroup Inc.                                                                                        267,324         13,232,538
  Household International, Inc.                                                                         168,400          6,672,850
  Wachovia Corporation                                                                                   70,700          6,181,831
                                                                                                                        ----------
                                                                                                                        79,106,624
                                                                                                                        ----------
Investment Banking/Brokerage:                 1.8%
  A. G. Edwards, Inc.                                                                                    97,350          3,626,288
  Morgan Stanley Dean Witter and Co.                                                                    166,400         11,814,400
                                                                                                                        ----------
                                                                                                                        15,440,688
                                                                                                                        ----------
Drugs/Health Care:                            10.8%
  Aetna Inc.                                                                                            211,000         16,589,875
  American Home Products Corporation                                                                    448,300         25,244,894
  Bristol-Myers Squibb Company                                                                          170,400         22,801,650
  Johnson & Johnson                                                                                     128,600         10,786,325
  Tenet Healthcare Corporation***                                                                       568,200         14,915,250
                                                                                                                        ----------
                                                                                                                        90,337,994
                                                                                                                        ----------
Retail - Department:                          1.7%
  Sears, Roebuck & Co.                                                                                  335,100         14,241,750
                                                                                                                        ----------
Retail - Discount:                            2.5%
  Wal-Mart Stores, Inc.                                                                                 253,700         20,660,694
                                                                                                                        ----------
Retail - Drug:                                1.7%
  CVS Corporation                                                                                       259,506         14,272,830
                                                                                                                        ----------
Media:                                        3.1%
  MediaOne Group, Inc.***                                                                               541,800         25,464,600
                                                                                                                        ----------

                                                     GROWTH AND INCOME STOCK FUND
                                                 Investments in Securities (Continued)
                                                           December 31, 1998

GROWTH AND INCOME STOCK                     % Net
FUND INVESTMENTS, CONTINUED:                Assets                                                      Shares           Value
Foods - Products & Service:                   6.3%
  ConAgra, Inc.                                                                                         169,000       $  5,323,500
  General Mills, Inc.                                                                                   199,100         15,480,025
  Nabisco Holdings Corp. - Class A                                                                      367,700         15,259,550
  Sara Lee Corporation                                                                                  356,000         10,034,750
  Tyson Foods, Inc. - Class A                                                                           303,725          6,454,156
                                                                                                                        ----------
                                                                                                                        52,551,981
                                                                                                                        ----------
Beverage/Confections/Tobacco:                 1.4%
  PepsiCo, Inc.                                                                                         285,800         11,699,938
                                                                                                                        ----------
Auto-Related:                                 2.1%
  Dana Corporation                                                                                      229,685          9,388,374
  General Motors Corporation                                                                            113,850          8,147,390
                                                                                                                        ----------
                                                                                                                        17,535,764
                                                                                                                        ----------
Office Equipment/Computers:                  10.2%
  Computer Associates International, Inc.                                                               424,700         18,102,838
  EMC Corporation***                                                                                    287,800         24,463,000
  Hewlett-Packard Company                                                                               239,300         16,347,181
  International Business Machines Corporation                                                           139,500         25,772,625
                                                                                                                        ----------
                                                                                                                        84,685,644
                                                                                                                        ----------
Electronics:                                  5.6%
  Harris Corporation                                                                                    347,400         12,723,525
  Motorola, Inc.                                                                                        248,200         15,155,712
  Texas Instruments Incorporated                                                                        222,700         19,054,768
                                                                                                                        ----------
                                                                                                                        46,934,005
                                                                                                                        ----------
Aerospace/Defense:                            1.3%
  United Technologies Corporation                                                                       100,300         10,907,625
                                                                                                                        ----------
Pollution Control:                            1.4%
  Waste Management, Inc.                                                                                241,253         11,248,421
                                                                                                                        ----------
Oil/Oil Service:                              7.2%
  Amoco Corporation                                                                                     185,200         11,181,450
  Exxon Corporation                                                                                     141,200         10,325,250
  Schlumberger Limited                                                                                  254,900         11,757,263
  Texaco Inc.                                                                                           158,500          8,380,688
  Unocal Corporation                                                                                    271,450          7,922,946
  USX-Marathon Group                                                                                    355,850         10,719,981
                                                                                                                        ----------
                                                                                                                        60,287,578
                                                                                                                        ----------
Paper Products:                               1.1%
  Minnesota Mining and Manufacturing, Inc,                                                              131,400          9,345,825
                                                                                                                        ----------
Containers:                                   2.2%
  Crown Cork & Seal Company, Inc.                                                                       364,400         11,228,075
  Owens-Illinois, Inc.***                                                                               221,300          6,777,313
                                                                                                                        ----------
                                                                                                                        18,005,388
                                                                                                                        ----------
Chemicals:                                    2.6%
  The Dexter Corporation                                                                                 22,600            710,487
  The Dow Chemical Company                                                                              155,550         14,145,328
  PPG  Industries, Inc.                                                                                 119,100          6,937,575
                                                                                                                        ----------
                                                                                                                        21,793,390
                                                                                                                        ----------
Transportation:                               0.9%
  Delta Air Lines, Inc.                                                                                 138,900          7,222,800
                                                                                                                        ----------

                                                     GROWTH AND INCOME STOCK FUND
                                                 Investments in Securities (Continued)
                                                           December 31, 1998

GROWTH AND INCOME STOCK                      % Net
FUND INVESTMENTS, CONTINUED:                Assets                                                      Shares           Value
Railroad Equipment:                           1.8%
  Burlington Northern Santa Fe Corporation                                                              220,200       $  7,431,750
  Norfolk Southern Corporation                                                                          227,700          7,215,244
                                                                                                                        ----------
                                                                                                                        14,646,994
                                                                                                                        ----------
Telecommunications:                           4.5%
  AirTouch Communications, Inc.***                                                                      192,900         13,912,913
  Sprint Corporation                                                                                    157,600         13,258,100
  Tele-Communications, Inc.***                                                                          186,500         10,315,781
                                                                                                                        ----------
                                                                                                                        37,486,794
                                                                                                                        ----------
Utilities-Telephone:                          3.0%
  Ameritech Corporation                                                                                 211,900         13,429,163
  GTE Corporation                                                                                       179,950         11,696,750
                                                                                                                        ----------
                                                                                                                        25,125,913
                                                                                                                        ----------
Utilities-Electric:                           2.5%
  Duke Energy Corporation                                                                               113,900          7,296,719
  Northern States Power Company                                                                         229,700          6,374,175
  PG&E Corporation                                                                                      232,300          7,317,450
                                                                                                                        ----------
                                                                                                                        20,988,344
                                                                                                                        ----------
Utilities-Natural Gas:                        1.6%
  The Williams Companies, Inc.                                                                          415,600         12,961,525
                                                                                                                        ----------
Diversified Companies:                        1.4%
  Rockwell International Corporation                                                                    236,275         11,474,105
  Tyco International Ltd.                                                                                    34              2,565
                                                                                                                        ----------
                                                                                                                        11,476,670
                                                                                                                        ----------
     TOTAL DOMESTIC ISSUES,
     (COST: $594,537,594)                                                                                             $783,191,743
                                                                                                                       -----------
     TOTAL COMMON STOCKS,
     (COST: $613,048,252)                                                                                             $810,174,799
                                                                                                                       -----------
     TOTAL INVESTMENTS, GROWTH AND INCOME
     FUND, (COST: $635,624,559)**                                                                                     $832,751,106
                                                                                                                       ===========

Notes to investments in securities:

Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

  **At December 31, 1998, the cost of securities for federal income tax purposes was $635,624,559. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:
  Gross unrealized appreciation.................................... $228,624,275
  Gross unrealized depreciation........................ ........... (31,497,728)
                                                                     -----------
  Net unrealized appreciation...................................... $197,126,547
                                                                     ===========
***This security is non-income producing.

ADR    American Depositary Receipt
PLC    Public Limited Company

                                                             BALANCED FUND
                                                       Investments in Securities
                                                           December 31, 1998
                                             % Net    Quality Rating   Annualized       Maturity
BALANCED FUND INVESTMENTS:                  Assets     (Unaudited)*       Yield           Date            Shares            Value
Short-Term Investments:
Investment Company:                           1.4%
  State Street Prime Money Market                                         5.190                          6,150,058      $6,150,058
                                                                                                                        ----------
     TOTAL SHORT-TERM INVESTMENTS,
     AT COST                                                                                                            $6,150,058
                                                                                                                        ----------
                                             % Net    Quality Rating     Coupon         Maturity            Par
U.S. Government & Agency Bonds:             Assets     (Unaudited)*       Rate            Date            Amount            Value
Government Notes:                             6.8%
  U.S. Treasury Notes                                     AAA             5.875       Nov 30, 2001     $10,000,000     $10,334,380
  U.S. Treasury Notes                                     AAA             7.875       Nov 15, 2004       8,000,000       9,270,000
  U.S. Treasury Notes                                     AAA             4.625       Nov 30, 2000      11,000,000      11,010,318
                                                                                                                        ----------
     TOTAL GOVERNMENT
     (COST: $30,597,908)                                                                                               $30,614,698
                                                                                                                        ----------
Government Agencies:                          6.0%
  Federal Home Loan Bank Note - CPI
    Floating Rate                                         AAA             4.800       Feb 20, 2007      $5,000,000      $4,700,150
  Federal Home Loan Mortgage
     CMO-FHR.-1978 AD                                     AAA             7.000       Apr 15, 2025       2,045,655       2,089,651
  Federal Home Loan Bank Bond                             AAA             5.190       Oct 20, 2003       5,000,000       4,999,620
  Federal National Mortgage Assn.-96-M6  G                AAA             7.750       Sep 17, 2023       4,000,000       4,207,500
  Federal National Mortgage Assn.
     - I.O. Strip 272-2****                               AAA             7.500      July 01, 2026       6,042,126         862,924
  FNMA MBS - Pool 252104                                  AAA             6.500       Nov 01, 2018       4,951,467       5,008,706
  FNMA MBS - Pool 252268                                  AAA             5.500       Dec 01, 2008       5,000,000       4,976,650
                                                                                                                        ----------
     TOTAL GOVERNMENT AGENCIES
     (COST: $27,937,836)                                                                                               $26,845,201
                                                                                                                        ----------
Sovereign Issues:                             0.6%
  Columbia, Republic                                      BAA-3/BBB-      7.250       Feb 23, 2004      $3,000,000      $2,570,277
                                                                                                                        ----------
     TOTAL SOVEREIGN ISSUES
         (COST: $2,962,323)                                                                                             $2,570,277
                                                                                                                        ----------
U.S. Corporate Bonds:                        25.9%
Drug/Health Care:                             0.1%
  Bergen Brunswig                                         BAA-1/A-        7.250       Jun 01, 2005        $500,000        $541,417
                                                                                                                        ----------
Electronics:                                  0.1%
  Texas Instruments, Inc.                                 A-3/A           9.000       Mar 15, 2001         500,000         539,024
                                                                                                                        ----------
Electrical/Household Appliance:               1.2%
  Westinghouse Electric                                   BAA-3/BBB-      6.875       Sep 01, 2003       5,400,000       5,566,428
                                                                                                                        ----------
Telecommunications:                           1.3%
  Cable & Wireless                                        BAA-1/A-        6.750       Dec 01, 2008       3,000,000       3,043,524
  Sprint Spectrum, Step Coupon (A)                        BAA-3/A-       12.500       Aug 15, 2006       3,000,000       2,715,000
                                                                                                                        ----------
                                                                                                                         5,758,524
                                                                                                                        ----------
Forest Products/Paper:                        2.2%
  Champion International Corp.                            BAA-1/BBB       6.400       Feb 15, 2026       5,000,000       5,022,200
  International Paper                                     A-3/BBB+        7.500       May 15, 2004       2,800,000       2,968,478
  Kimberly Clark Corp.                                    AA-2/AA         9.000       Aug 01, 2000         750,000         795,485
  Weyerhaeuser Company                                    A-2/A           8.375       Feb 15, 2007         800,000         921,030
                                                                                                                        ----------
                                                                                                                         9,707,193
                                                                                                                        ----------
Hospital Supplies:                            0.7%
  Columbia/HCA Healthcare Corporation                     BA-2-2/BBB      6.125       Dec 15, 2000       1,000,000         979,889
  Columbia/HCA Healthcare Corporation                     BA-2-2/BBB      8.020       Aug 05, 2002       2,000,000       2,038,014
                                                                                                                        ----------
                                                                                                                         3,017,903
                                                                                                                        ----------

                                                             BALANCED FUND
                                                 Investments in Securities (Continued)
                                                           December 31, 1998
BALANCED FUND INVESTMENTS,                   % Net     Quality Rating    Coupon         Maturity            Par
CONTINUED:                                  Assets      (Unaudited)*      Rate            Date            Amount            Value
Insurance/Casualty:                           1.8%
  Aetna Services, Inc.                                    A-3/A           6.970       Aug 15, 2036      $4,800,000      $5,098,190
  Equitable Life Assoc. 144A, (B)                         A-2/A           6.950       Dec 01, 2005       3,000,000       3,177,501
                                                                                                                        ----------
                                                                                                                         8,275,691
                                                                                                                        ----------
Investment Banking/Brokerage:                 1.1%
  Goldman Sachs LP 144A, MTN (B)                          A+              6.250       Feb 01, 2003       4,800,000       4,840,781
                                                                                                                        ----------
Finance Co.                                   3.6%
  Chrysler Financial                                      A-3             5.690       Nov 15, 2001       5,000,000       5,044,300
  Ford Motor Company                                      A-1/A           7.500       Nov 15, 1999         500,000         509,242
  Hertz Corporation                                       A-3/BBB+        7.000       Apr 15, 2001       5,000,000       5,143,890
  Norwest Financial Inc.                                  AA-3/A+         7.875       Feb 15, 2002         500,000         533,696
  PHH Corp Mortgage                                       A-2             7.020       Nov 09, 2001       5,000,000       5,056,115
                                                                                                                        ----------
                                                                                                                        16,287,243
                                                                                                                        ----------
Aerospace/Defense:                            2.3%
  Lockheed Martin Corp.                                   A-3/BBB+        6.500       Apr 15, 2003       5,000,000       5,192,510
  Raytheon Co. 144A, (B)                                  BAA-1/BBB       6.000        Dec 15,2010       5,000,000       5,006,340
                                                                                                                        ----------
                                                                                                                        10,198,850
                                                                                                                        ----------
Asset-backed:                                 5.7%
  Citibank Credit Card Master Trust I,
     Series 1998-6, Class A, ABS                          AAA/AAA         5.850       Apr 10, 2003       4,800,000       4,850,712
  Deutsche Mortgage and Asset Receiving
     Corp., 1998, Class C, CMO                            A-2             6.861       Mar 15, 2008       5,000,000       5,052,975
  First Union Corp                                        A-2/A-          8.125       Jun 24, 2002       5,000,000       5,391,495
  GMAC Commerical Mortgage                                BAA-1/BBB       7.730       Oct 15, 2028       5,204,500       5,397,301
  Residential Funding Mortgage
     Securities II, 1998-HI2, (C)                         AAA/AAA         6.290      July 25, 2013       4,800,000       4,830,984
                                                                                                                        ----------
                                                                                                                        25,523,467
                                                                                                                        ----------
Publishing-News:                              0.1%
  Knight Ridder, Inc.                                     A-3/A           8.500       Sep 01, 2001         375,000         392,295
                                                                                                                        ----------
Office Equipment/Computers:                   1.1%
  Computer Associates                                     BAA-1/A-        6.375       Apr 15, 2005       5,000,000       4,985,590
                                                                                                                        ----------
Engineering/Construction Services:            0.2%
  Foster Wheeler Corp.                                    BAA-3/BBB       6.750       Nov 15, 2005       1,020,000         952,738
                                                                                                                        ----------
Machinery/Tools:                              0.5%
  Cummins Engine                                          BAA-1/BBB+      6.750       Feb 15, 2027       1,500,000       1,511,010
  Giddings & Lewis                                        BA1             7.500       Oct 01, 2005         500,000         544,842
                                                                                                                        ----------
                                                                                                                         2,055,852
                                                                                                                        ----------
Oil/Oil Service:                              0.2%
  Enron Corp.                                             BAA-2/BBB+      7.625       Sep 10, 2004         500,000         536,073
  Mobil Corporation                                       AA-2/AA         8.375       Feb 12, 2001         500,000         532,378
                                                                                                                        ----------
                                                                                                                         1,068,451
                                                                                                                        ----------
Chemicals:                                    1.0%
  Monsanto Co. 144A, (B)                                  A-2/A           5.375       Dec 01, 2001       4,000,000       3,986,808
  Union Carbide Corporation                               BAA-2/BBB       6.790       Jun 01, 2025         700,000         713,366
                                                                                                                        ----------
                                                                                                                         4,700,174
                                                                                                                        ----------

                                                             BALANCED FUND
                                                 Investments in Securities (Continued)
                                                           December 31, 1998
BALANCED FUND INVESTMENTS,                   % Net     Quality Rating    Coupon         Maturity            Par
CONTINUED:                                  Assets      (Unaudited)*      Rate            Date            Amount            Value
Transportation:                               1.6%
  American Airlines                                       A-2/BBB         8.040       Sep 16, 2011      $1,000,000      $1,074,925
  Burlington Northern Inc.                                BAA-2/BBB+      7.400       May 15, 1999         500,000         503,697
  Delta Air Lines                                         BAA-1/BBB       8.540       Jan 02, 2007       1,408,928       1,549,371
  Federal Express                                         A-3/BBB+        7.850       Jan 30, 2015         960,681       1,030,479
  Federal Express                                         A-3/BBB+        7.890       Sep 23, 2008         474,965         508,201
  Golden State Petroleum Transport
     Corp. 144A, (B)                                      AA-2            8.040       Feb 01, 2019       2,000,000       1,938,654
  United Airlines                                         BAA-1/BBB       9.020       Apr 19, 2012         451,888         515,064
                                                                                                                        ----------
                                                                                                                         7,120,391
                                                                                                                        ----------
Utilities-Electric:                           0.1%
  Midwest Power Systems                                   A-2/AA-         7.125       Feb 01, 2003         250,000         265,562
  Pacific Gas & Electric Co.                              A-1/AA-         6.250       Aug 01, 2003         300,000         312,241
                                                                                                                        ----------
                                                                                                                           577,803
                                                                                                                        ----------
Utilities-Natural Gas Pipeline:               0.6%
  Transcontinental Gas                                    A-2/BBB         6.125       Jan 15, 2005       2,800,000       2,826,754
                                                                                                                        ----------
Metals/Copper:                                0.3%
  MAGMA Copper Co.                                        A-2             8.700       May 15, 2005       1,400,000       1,510,694
                                                                                                                        ----------
Diversified Companies:                        0.1%
  Whitman Corporation                                     BAA-2/BBB+      7.500       Feb 01, 2003         300,000         319,455
                                                                                                                        ----------
     TOTAL U.S. CORPORATE BONDS,
     (COST: $115,646,177)                                                                                             $116,766,718
                                                                                                                       -----------
Non-U.S. Corporate Bonds:                     1.7%
  Shell Canada, Ltd.                                      AA-2/AA         8.875       Jan 14, 2001     $   500,000     $   538,535
  Petro Geoservices 144A, (B)                             BBB             6.250        Nov 19 2003       7,000,000       6,976,109
                                                                                                                        ----------
     TOTAL NON-U.S. CORPORATE BONDS,
     (COST: $7,473,945)                                                                                                 $7,514,644
                                                                                                                        ----------
                                             % Net
                                            Assets                                                         Shares           Value
Common Stocks:                               57.5%
Foreign Issues:                               1.8%
  Glaxo Wellcome PLC - ADR                                                                                  46,150      $3,207,425
  Philips Electronics N.V. - ADR                                                                            42,200       2,856,413
  Telefonos de Mexico  SP ADR - Cl L                                                                        39,000       1,898,812
                                                                                                                        ----------
     TOTAL FOREIGN ISSUES,
     (COST: $5,513,281)                                                                                                  7,962,650
                                                                                                                        ----------
Domestic Issues:
Building Materials:                           0.5%
  Raychem Corporation                                                                                       72,300      $2,336,194
                                                                                                                        ----------
Machinery/Equipment:                          0.7%
  Pall Corporation                                                                                         115,000       2,910,938
                                                                                                                        ----------
Forest Products/Paper:                        1.9%
  Kimberly-Clark Corporation                                                                               107,500       5,858,750
  Willamette Industries, Inc.                                                                               80,300       2,690,050
                                                                                                                        ----------
                                                                                                                         8,548,800
                                                                                                                        ----------
Insurance:                                    1.4%
  The Allstate Corporation                                                                                  95,614       3,693,090
  Everest Reinsurance Holdings, Inc.                                                                        60,600       2,359,613
                                                                                                                        ----------
                                                                                                                         6,052,703
                                                                                                                        ----------

                                                             BALANCED FUND
                                                 Investments in Securities (Continued)
                                                           December 31, 1998
BALANCED FUND INVESTMENTS,                   % Net
CONTINUED:                                  Assets                                                        Shares            Value
Banks:                                        4.0%
  Bank One Corporation                                                                                      92,290    $  4,712,558
  BankAmerica Corporation                                                                                   99,798       6,000,355
  Bankers Trust Corporation                                                                                 38,200       3,263,712
  Citigroup Inc.                                                                                            78,086       3,865,257
                                                                                                                        ----------
                                                                                                                        17,841,882
                                                                                                                        ----------
Investment Banking/Brokerage:                 1.3%
  A. G. Edwards, Inc.                                                                                      $65,900      $2,454,775
  Morgan Stanley Dean Witter and Co.                                                                        49,100       3,486,100
                                                                                                                        ----------
                                                                                                                         5,940,875
                                                                                                                        ----------
Drugs/Health Care:                            5.6%
  Aetna Inc.                                                                                                64,300       5,055,588
  American Home Products Corporation                                                                       130,200       7,331,888
  Bristol-Myers Squibb Company                                                                              45,000       6,021,562
  Centocor, Inc.***                                                                                         60,800       2,743,600
  Pharmacia & Upjohn, Inc.                                                                                  71,800       4,065,675
                                                                                                                        ----------
                                                                                                                        25,218,313
                                                                                                                        ----------
Hospital Management/Supplies:                 0.7%
  Columbia/HCA Healthcare Corporation                                                                      119,950       2,968,762
                                                                                                                        ----------
Retail-Department:                            3.2%
  Dayton Hudson Corporation                                                                                120,800       6,553,400
  Sears, Roebuck & Co.                                                                                      71,200       3,026,000
  Tiffany & Co.                                                                                             90,300       4,684,313
                                                                                                                        ----------
                                                                                                                        14,263,713
                                                                                                                        ----------
Retail - Discount:                            0.9%
  Wal-Mart Stores, Inc.                                                                                     48,800       3,974,150
                                                                                                                        ----------
Retail - Drug:                                0.9%
  CVS Corporation                                                                                           74,252       4,083,860
                                                                                                                        ----------
Retail - Grocery:                             1.0%
  Safeway Inc.***                                                                                           72,600       4,424,063
                                                                                                                        ----------
Media:                                        3.3%
  Cox Communications, Inc.***                                                                               66,700       4,610,638
  MediaOne Group, Inc.***                                                                                  159,100       7,477,700
  PRIMEDIA Inc.***                                                                                         215,200       2,528,600
                                                                                                                        ----------
                                                                                                                        14,616,938
                                                                                                                        ----------
Foods - Products & Services:                  3.0%
  General Mills, Inc.                                                                                       38,400       2,985,600
  Nabisco Holdings Corp. - Class A                                                                         115,700       4,801,550
  Sara Lee Corporation                                                                                     100,800       2,841,300
  Tyson Foods, Inc. - Class A                                                                              141,125       2,998,906
                                                                                                                        ----------
                                                                                                                        13,627,356
                                                                                                                        ----------
Auto-Related:                                 0.4%
  General Motors Corporation                                                                                27,300       1,953,656
                                                                                                                        ----------

                                                             BALANCED FUND
                                                 Investments in Securities (Continued)
                                                           December 31, 1998
BALANCED FUND INVESTMENTS,                   % Net
CONTINUED:                                  Assets                                                        Shares            Value
Office Equipment/Computers:                  8.5%
  3Com Corporation***                                                                                       96,000    $  4,302,000
  EMC Corporation***                                                                                       127,800      10,863,000
  Gateway 2000, Inc.***                                                                                     65,100       3,332,306
  Hewlett-Packard Company                                                                                   52,500       3,586,406
  IMS Health Incorporated                                                                                   34,600       2,610,138
  International Business Machines
     Corporation                                                                                            36,800       6,798,800
  Seagate Technology, Inc.***                                                                              103,300       3,124,825
  Wang Laboratories, Inc. ***                                                                              122,700       3,404,925
                                                                                                                        ----------
                                                                                                                        38,022,400
                                                                                                                        ----------
Electronics:                                 2.5%
  Micron Technology, Inc.***                                                                                73,550       3,718,872
  Motorola, Inc.                                                                                            56,700       3,462,244
  Texas Instruments Incorporated                                                                            48,300       4,132,668
                                                                                                                        ----------
                                                                                                                        11,313,784
                                                                                                                        ----------
Pollution Control:                           0.6%
  Waste Management, Inc.                                                                                    54,127       2,523,671
                                                                                                                        ----------
Oil/Oil Service:                             3.6%
  Amoco Corporation                                                                                         45,300       2,734,988
  Exxon Corporation                                                                                         37,200       2,720,250
  Kerr-McGee Corporation                                                                                    55,100       2,107,575
  Schlumberger Limited                                                                                      68,600       3,164,175
  Unocal Corporation                                                                                        86,200       2,515,962
  USX-Marathon Group                                                                                        95,200       2,867,900
                                                                                                                        ----------
                                                                                                                        16,110,850
                                                                                                                        ----------
Containers:                                  1.2%
  Crown Cork & Seal Company, Inc.                                                                           54,500       1,679,281
  Owens-Illinois, Inc.***                                                                                  125,800       3,852,625
                                                                                                                        ----------
                                                                                                                         5,531,906
                                                                                                                        ----------
Chemicals:                                   1.8%
 The Dow Chemical Company                                                                                   36,200       3,291,938
  Praxair, Inc.                                                                                             59,900       2,111,475
  Rohm and Haas Company                                                                                     86,900       2,617,862
                                                                                                                        ----------
                                                                                                                         8,021,275
                                                                                                                        ----------
Transportation:                              1.3%
  Delta Air Lines, Inc.                                                                                     44,400       2,308,800
  FDX Corporation***                                                                                        39,700       3,533,300
                                                                                                                        ----------
                                                                                                                         5,842,100
                                                                                                                        ----------
Railroad Equipment:                          0.5%
  Norfolk Southern Corporation                                                                              66,800       2,116,725
                                                                                                                        ----------
Aerospace/Defense:                           0.7%
  United Technologies Corporation                                                                           29,000       3,153,750
                                                                                                                        ----------
Telecommunications:                          1.5%
  AirTouch Communications, Inc.***                                                                          95,850       6,913,181
                                                                                                                        ----------
Utilities-Telephone:                         2.1%
  Ameritech Corporation                                                                                     53,000       3,358,875
  Bell Atlantic Corporation                                                                                 50,000       2,650,000
  GTE Corporation                                                                                           50,900       3,308,500
                                                                                                                        ----------
                                                                                                                         9,317,375
                                                                                                                        ----------

                                                             BALANCED FUND
                                                 Investments in Securities (Continued)
                                                           December 31, 1998
BALANCED FUND INVESTMENTS,                   % Net
CONTINUED:                                  Assets                                                        Shares            Value
Utilities-Electric:                          0.8%
  Northern States Power Company                                                                             58,200      $1,615,050
  PG&E Corporation                                                                                          64,350       2,027,025
                                                                                                                        ----------
                                                                                                                         3,642,075
                                                                                                                        ----------
Utilities-Natural Gas:                       0.8%
  The Williams Companies, Inc.                                                                             113,500       3,539,781
                                                                                                                        ----------
Diversified Companies:                       0.6%
  Rockwell International Corporation                                                                        59,000       2,865,188
                                                                                                                        ----------
Miscellaneous:                               0.4%
  Interim Services Inc.***                                                                                 $70,100      $1,638,588
                                                                                                                        ----------
     TOTAL DOMESTIC COMMON STOCKS,
     (COST: $171,769,639)                                                                                             $249,314,852
                                                                                                                       -----------
     TOTAL COMMON STOCKS,
     (COST: $177,282,920)                                                                                             $257,277,502
                                                                                                                       -----------
     TOTAL INVESTMENTS, BALANCED FUND
     (COST: $368,051,167)                                                                                             $447,739,098
                                                                                                                       ===========

Notes to investments in securities:
Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

    **At December 31, 1998, the cost of securities for federal income tax purposes was $368,051,167. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:
  Gross unrealized appreciation..................................... $90,121,578
  Gross unrealized depreciation.....................................(10,433,647)
                                                                      ----------
  Net unrealized appreciation....................................... $79,687,931
                                                                      ==========
  ***This security is non-income producing.

****This security provides a claim on the interest component of the underlying mortgages, but not on their principal component. That is, the security's cash flows depend on the amount of principal outstanding at the payment date. If prepayments on the underlying mortgages are higher than expected, the yield on the security may be adversely affected.

(A) Represents a security that remains zero coupon until a predetermined date, at which the stated coupon rate becomes the effective rate.

(B) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other "qualified institutional investors." On December 31, 1998, the total market value of these investments was $25,926,193 or 5.8% of total net assets.

(C) Represents a security whose interest rate increases at predetermined dates. The rate disclosed is the rate currently in effect.

ABS    Asset Backed Security
ADR      American Depositary Receipt
CMO    Collateralized Mortgage Obligation
CPI    Consumer Price Index
IO     Interest Only
MTN    Medium Term Note
PLC    Pubic Limited Company

                                                               BOND FUND
                                                       Investments in Securities
                                                           December 31, 1998

                                             % Net    Quality Rating   Annualized       Maturity
BOND FUND INVESTMENTS:                      Assets     (Unaudited)*       Yield           Date            Shares            Value
Short-Term Investments:
Investment Company:                           2.0%
  State Street Prime Money Market                                         5.190                          4,553,516      $4,553,516
                                                                                                                         ---------
     TOTAL SHORT-TERM INVESTMENTS,
     AT COST                                                                                                            $4,553,516
                                                                                                                         ---------
                                             % Net    Quality Rating     Coupon         Maturity            Par
                                            Assets     (Unaudited)*       Rate            Date            Amount            Value
U.S. Government & Agency Bonds:              32.4%
Government Notes:                            13.8%
  U.S. Treasury Note                                      AAA             7.625       Feb 15, 2007    $  5,000,000    $  5,414,065
  U.S. Treasury Note                                      AAA             6.625       Jul 31, 2001      10,000,000      10,478,130
  U.S. Treasury Note                                      AAA             5.750       Apr 30, 2003      15,500,000      15,514,539
                                                                                                                        ----------
     TOTAL GOVERNMENT NOTES,
     (COST: $ 31,431,650)                                                                                              $31,406,734
                                                                                                                        ----------
Government Agencies:                         18.6%
  Federal Home Loan Bank Note
     - CPI Floating Rate                                  AAA             4.800       Feb 20, 2007      $2,000,000      $1,880,060
  Federal Home Loan Bank Note                             AAA             5.125       Sep 15, 2003       5,000,000       4,994,175
  Federal Home Loan Mortgage Corp.
     CMO - 1978 AD                                        AAA             7.000       Apr 15, 2025       1,000,000       1,021,507
  FHLMC (Gold) - Pool D92482                              AAA             7.000       Aug 01, 2018       2,086,236       2,132,551
  FHLMC (Gold) - Pool D92564                              AAA             7.000       Oct 01, 2018       2,894,570       2,958,829
  FHLMC (Gold) - Pool E00574                              AAA             6.500       Oct 01, 2013       4,681,724       4,759,300
  Federal National Mortgage Association
      96-M6 G                                             AAA             7.750       Sep 17, 2023       1,000,000       1,051,875
  Federal National Mortgage Association
     - I.O. Strip 272-2***                                AAA             7.500       Jul 01, 2026       6,042,126         862,924
  FNMA MBS - Pool 252104                                  AAA             6.500       Nov 01, 2018       4,649,047       4,702,790
  FNMA MBS - Pool 252099                                  AAA             7.000       Nov 01, 2013       9,728,649       9,952,700
  FNMA MBS - Pool 252268                                  AAA             5.500       Dec 01, 2008       5,000,000       4,976,650
  Federal National Mortgage Association,MTN               AAA             5.900       Jul 09, 2003       3,000,000       3,054,532
                                                                                                                        ----------
     TOTAL GOVERNMENT AGENCIES
     (COST: $42,843,571)                                                                                               $42,347,893
                                                                                                                        ----------
Non-U.S. Government Bonds:                   1.3%
Canadian Provincials:                        0.5%
  Nova Scotia, Province of                                A-3/A-          9.735       Jul 15, 2002      $1,000,000      $1,128,110
                                                                                                                         ---------
Sovereign Issues:                            0.8%
  Columbia, Republic                                      BAA-3/BBB-      7.250       Feb 23, 2004       2,000,000       1,713,518
                                                                                                                         ---------
     TOTAL NON - U.S. GOVERNMENT BONDS,
     (COST: $3,022,711)                                                                                                 $2,841,628
                                                                                                                         ---------
U.S. Corporate Bonds:                       60.0%
Forest Products/Paper:                       3.4%
  Boise Cascade Corp.                                     BAA-3/BB+       9.450       Nov 01, 2009     $   500,000     $   566,285
  Boise Cascade Corp.                                     BAA-3/BB+       9.875       Feb 15, 2001         500,000         501,512
  Champion International Corp.                            BAA-1/BBB       6.400       Feb 15, 2026       5,000,000       5,022,200
  Chesapeake Corp.                                        BAA-3/BBB       7.200       Mar 15, 2005       1,000,000       1,062,224
  Kimberly-Clark Corp.                                    AA-2/AA         9.000       Aug 01, 2000         600,000         636,388
                                                                                                                        ----------
                                                                                                                         7,788,609
                                                                                                                        ----------
Investment Banking/Brokerage:                4.8%
  Goldman Sachs LP 144A, MTN (B)                          A+              6.250       Feb 01, 2003       4,800,000       4,840,780
  Paine Webber                                            BAA-1           6.585       Jul 23, 2001       1,000,000       1,007,157
  Salomon Inc.                                            AA-3/A          7.200       Feb 01, 2004       4,800,000       5,048,002
                                                                                                                        ----------
                                                                                                                        10,895,939
                                                                                                                        ----------

                                                               BOND FUND
                                                 Investments in Securities (Continued)
                                                           December 31, 1998
BOND FUND INVESTMENTS,                       % Net     Quality Rating    Coupon         Maturity            Par
CONTINUED:                                  Assets      (Unaudited)*      Rate            Date            Amount            Value
Finance Co. :                                8.2%
  Capital One Master Trust 1998-1 A                       AAA/AAA         6.310       Jun 15, 2011      $5,000,000      $5,232,390
  Chrysler Financial                                      A-3             5.690       Nov 15, 2001       5,000,000       5,044,300
  Ford Motor Company                                      A-1/A           7.500       Nov 15, 1999       1,500,000       1,527,724
  Liberty Financial                                       A-3/A           6.750       Nov 15, 2008       1,700,000       1,752,284
  PHH Corp Mortgage                                       A-2             7.020       Nov 09, 2001       5,000,000       5,056,115
                                                                                                                        ----------
                                                                                                                        18,612,813
                                                                                                                        ----------
Insurance:                                   5.3%
  Aetna Services, Inc.                                    A-3/A           6.970       Aug 15, 2036       4,800,000       5,098,190
  Equitable Life Assurance 144A, (B)                      A-2/A           6.950       Dec 01, 2005       1,842,000       1,950,986
  Prudential Insurance 144A, (B)                          A-2/A+          6.375       Jul 23, 2006       5,000,000       5,156,300
                                                                                                                        ----------
                                                                                                                        12,205,476
                                                                                                                        ----------
Asset-Backed Securities:                    10.5%
  Carramerica Realty Corp.                                BAA-3/BBB       6.625       Oct 01, 2000       2,000,000       1,984,332
  Citibank Credit Card Master Trust I,
     1998-6, ABS                                          AAA/AAA         5.850       Apr 10, 2003       4,800,000       4,850,712
  Deutsche Mortgage and Asset Receiving
     Corp., 1998, Class C, CMO                            A-2             6.861      June 15, 2031       5,000,000       5,052,975
  GMAC Commerical Mortgage                                BAA-1/BBB       7.730       Oct 15, 2028       5,204,500       5,397,301
  KIMCO Realty Corp., MTN                                 A-3/A-          6.960       Jul 16, 2007       2,000,000       1,929,880
  Residential Funding Mortgage
     Securities II, 1998 HI2 (C)                          AAA/AAA         6.290      July 25, 2013       4,800,000       4,830,984
                                                                                                                        ----------
                                                                                                                        24,046,184
                                                                                                                        ----------
Hospital Management/Supplies                 2.1%
  Columbia/HCA Healthcare Corporation                     BA-2/BBB        6.125       Dec 15, 2000       1,800,000       1,763,800
  Columbia/HCA Healthcare Corporation                     BA-2/BBB        8.020       Aug 05, 2002       3,000,000       3,057,021
                                                                                                                        ----------
                                                                                                                         4,820,821
                                                                                                                        ----------
Publishing-News:                             0.2%
  Knight Ridder                                           A-3/A           8.500       Sep 01, 2001         397,000         415,310
                                                                                                                        ----------
Packaged Food Products:                      1.8%
  Nabisco, Inc.                                           BAA-2/BBB       6.700      June 15, 2002       4,000,000       4,053,984
                                                                                                                        ----------
Aerospace/Defense:                           4.7%
  Lockheed Martin Corp.                                   A-3/BBB+        6.500       Apr 15, 2003       5,050,000       5,244,435
  Lockheed Martin Corp.                                   A-3/BBB+        9.375       Oct 15, 1999         500,000         514,472
  Raytheon Co. 144A, (B)                                  BAA-1/BBB       6.000       Dec 15, 2010       5,000,000       5,006,340
                                                                                                                        ----------
                                                                                                                        10,765,247
                                                                                                                        ----------
Engineering/Construction Services:           1.2%
  Foster Wheeler Corp.                                    BAA-3/BBB       6.750       Nov 15, 2005       3,000,000       2,802,171
                                                                                                                        ----------
Machinery/Tools:                             3.4%
  Cummins Engine                                          BAA-1/BBB+      6.750       Feb 15, 2027       5,000,000       5,036,700
  Giddings & Lewis                                        BA1             7.500       Oct 01, 2005       2,500,000       2,724,210
                                                                                                                        ----------
                                                                                                                         7,760,910
                                                                                                                        ----------
Oil/Oil Service:                             1.3%
  Enron Corp.                                             BAA-2/BBB+      7.625       Sep 10, 2004       1,500,000       1,608,219
  Equistar Chemicals                                      BAA-3/BBB-     10.000       Jun 01, 1999       1,250,000       1,263,675
                                                                                                                        ----------
                                                                                                                         2,871,894
                                                                                                                        ----------
Chemicals:                                   2.3%
  Monsanto Co. 144A, (B)                                  A-2/A           5.750       Dec 01, 2005       2,000,000       1,998,226
  Union Carbide Corporation                               BAA-2/BBB       6.790       Jun 01, 2025       3,300,000       3,363,010
                                                                                                                        ----------
                                                                                                                         5,361,236
                                                                                                                        ----------

                                                               BOND FUND
                                                 Investments in Securities (Continued)
                                                           December 31, 1998

BOND FUND INVESTMENTS,                       % Net     Quality Rating    Coupon         Maturity            Par
CONTINUED:                                  Assets      (Unaudited)*      Rate            Date            Amount            Value
Transportation:                              5.6%
  American Airlines                                       A-2/BBB         8.040       Sep 16, 2011      $2,000,000      $2,149,850
  Burlington Northern, Inc.                               BAA-2/BBB+      7.400       May 15, 1999         200,000         201,479
  CSX Corp                                                BAA-2/BBB       9.000       Aug 15, 2006       1,800,000       2,122,929
  Delta Air Lines                                         BAA-1/BBB       8.540       Jan 02, 2007         278,816         306,609
  Federal Express                                         A-3/BBB+        7.850       Jan 30, 2015       3,362,383       3,606,678
  Golden State Petroleum Transport 144A,(B)               BA-2            8.040       Feb 01, 2019       4,000,000       3,877,308
  Southwest Airlines                                      A-1/A           8.700       Jul 01, 2011          18,827          21,666
  United Airlines                                         BAA-1/BBB       9.020       Apr 19, 2012         451,888         515,064
                                                                                                                        ----------
                                                                                                                        12,801,583
                                                                                                                        ----------
Railroad Equipment:                          0.2%
  Union Pacific RR                                        A-1/A-          6.540       Jul 01, 2015         418,593         424,698
                                                                                                                        ----------
Utilities-Telephone:                         0.7%
  Carolina T&T                                            A-2/A+          5.750       Aug 15, 2000       1,000,000       1,006,328
  GTE Corporation                                         BAA-1/A         9.375       Dec 01, 2000         500,000         538,142
                                                                                                                        ----------
                                                                                                                         1,544,470
                                                                                                                        ----------
Utilities-Electric:                          0.7%
  Cincinnati Gas & Electric Co.                           A-3/A-          5.800       Feb 15, 1999       1,000,000       1,000,433
  Midwest Power Systems                                   A-2/AA-         7.125       Feb 01, 2003         150,000         159,337
  Niagara Mohawk Power                                    BA-1/BBB        9.250       Oct 01, 2001         500,000         542,675
                                                                                                                        ----------
                                                                                                                         1,702,445
                                                                                                                        ----------
Telecommunications:                          0.9%
  Cable & Wireless                                        BAA-1/A-        6.750       Dec 01, 2008       2,000,000       2,029,016
                                                                                                                        ----------
Utilities-Natural Gas Pipeline:              2.0%
  El Paso Natural Gas                                     BAA-2/BBB       9.450       Sep 01, 1999         500,000         511,822
  Michigan Consolidated Gas                               A-2/A-          5.750       May 01, 2001       1,000,000       1,006,420
  Southwestern Energy                                     BAA-2/BBB+      6.700       Dec 01, 2005       1,000,000       1,008,167
  Transcontinental Gas                                    A-2/BBB         6.125       Jan 15, 2005       2,000,000       2,019,110
                                                                                                                        ----------
                                                                                                                         4,545,519
                                                                                                                        ----------
Metals/Copper:                               0.7%
  MAGMA Copper Co.                                        A-2             8.700       May 15, 2005       1,400,000       1,510,694
                                                                                                                        ----------
Diversified Companies:                       0.0%
  Whitman Corporation                                     BAA-2/BBB+      7.500       Feb 01, 2003         100,000         106,485
                                                                                                                        ----------
     TOTAL U.S. CORPORATE BONDS,
     (COST: $136,025,588)                                                                                             $137,065,504
                                                                                                                       -----------
Non-U.S. Corporate Bonds:                    3.1%
  BHP Finance, Inc.                                       A-3/A           6.420       Mar 01, 2026      $2,000,000      $2,000,504
  Petro GeoServices 144A, (B)                             BBB             6.250       Nov 19, 2003       5,000,000       4,982,935
                                                                                                                       -----------
     TOTAL NON-U.S. CORPORATE BONDS,
     (COST: $6,985,872)                                                                                                 $6,983,439
                                                                                                                       -----------
TOTAL INVESTMENTS, BOND FUND
     (COST: $224,862,908)                                                                                             $225,198,714
                                                                                                                       ===========

                                    BOND FUND
                      Investments in Securities (Continued)
                                December 31, 1998

BOND FUND INVESTMENTS, CONTINUED:
Notes to investments in securities:

Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

  **At December 31, 1998, the cost of securities for federal income tax purposes was $224,862,908. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:
  Gross unrealized appreciation..................................... $1,826,875
  Gross unrealized depreciation.................................... (1,491,069)
                                                                      ---------
  Net unrealized depreciation.......................................   $335,806
                                                                      =========
***This security provides a claim on the interest component of the underlying mortgages, but not on their principal component. That is, the security's cash flows depend on the amount of principal outstanding at the payment date. If prepayments on the underlying mortgages are higher than expected, the yield on the security may be adversely affected.

(B) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other "qualified institutional investors." On December 31, 1998, the total market value of these investments was $27,812,875 or 12.2% of total net assets.

(C) Represents a security whose interest rate increases at predetermined dates. The rate disclosed is the rate currently in effect.

ABS    Asset Backed Security
CMO    Collateralized Mortgage Obligation
CPI    Consumer Price Index
IO     Interest Only
MTN    Medium Term Note
PLC    Public Limited Company

                                                           MONEY MARKET FUND
                                                       Investments in Securities
                                                           December 31, 1998

                                             % Net    Quality Rating   Annualized       Maturity            Par
MONEY MARKET FUND INVESTMENTS:              Assets     (Unaudited)*       Yield           Date            Amount            Value
Short-Term Investments:
Commercial Paper:                            73.2%
  American General Finance Corp.                          A-1/P-1         5.290       Jan 19, 1999      $2,000,000      $1,994,860
  Associates Corp NA                                      A-1+/P-1        5.280       Mar 01, 1999       2,500,000       2,478,981
  Bell South Telecom Inc.                                 A-1+/P-1        5.260       Jan 20, 1999       1,140,000       1,136,901
  Bell South Telecom Inc.                                 A-1+/P-1        5.490       Jan 20, 1999         635,000         633,190
  Caterpillar Financial Services                          A-1/P-1         5.510       Jan 04, 1999       2,000,000       1,999,108
  Coca-Cola Co.                                           A-1+/P-1        5.090       Mar 23, 1999       2,100,000       2,076,611
  Consolidated Natural Gas                                A-1+/P-1        5.250       Jan 25, 1999       1,000,000         996,580
  Deere & Company                                         A-1/P-1         5.170       Jan 26, 1999       2,000,000       1,993,014
  Ford Motor Credit Company                               A-1/P-1         5.290       Feb 02, 1999       2,400,000       2,389,013
  General Electric Capital Corporation                    A-1+/P-1        5.700       Jan 07, 1999       1,000,000         999,087
  General Electric Capital Corporation                    A-1+/P-1        5.440       Jan 07, 1999       1,300,000       1,298,856
  General Mills Inc                                       A-1/P-1         5.360       Jan 04, 1999         479,000         478,790
  General Motors Acceptance Corporation                   A-1/P-1         5.460       Jan 21, 1999         500,000         498,520
  General Motors Acceptance Corporation                   A-1/P-1         4.880       Jun 28, 1999       2,200,000       2,148,875
  Goldman Sachs Group                                     A-1+/P-1        5.420       Feb 23, 1999       2,300,000       2,282,291
  Household Finance                                       A-1/P-1         5.170       Jan 05, 1999       1,000,000         999,440
  Household Finance                                       A-1/P-1         5.290       Jan 05, 1999       1,000,000         999,426
  Lucent Technologies                                     A-1/P-1         5.120       Jan 28, 1999       1,000,000         996,250
  Lucent Technologies                                     A-1/P-1         5.200       Feb 26, 1999       1,600,000       1,587,356
  McGraw-Hill Companies                                   A-1/P-1         5.160       Mar 24, 1999       2,400,000       2,372,557
  Merrill Lynch & Co Inc                                  A-1+/P-1        5.300       Jan 26, 1999       1,500,000       1,494,635
  Merrill Lynch & Co Inc                                  A-1+/P-1        5.150       Mar 24, 1999       1,000,000         988,611
  Morgan Stanley, Dean Witter, Discover
     and Co.                                              A-1/P-1         5.300       Feb 12, 1999       2,000,000       1,987,983
  Motorola Credit Corp                                    A-1+/P-1        5.280       Jan 28, 1999       2,500,000       2,490,344
  Norwest Financial                                       A-1/P-1         5.580       Jan 12, 1999       2,000,000       1,996,712
  Walt Disney Company                                     A-1/P-1         5.050       Feb 08, 1999       2,000,000       1,989,635
                                                                                                                        ----------
     TOTAL COMMERCIAL PAPER,
     AT COST                                                                                                           $41,307,626
                                                                                                                        ----------
Quasi-Government/Government Sponsored:       19.6%
  Federal Home Loan Bank Discount Notes                                   4.720       Mar 17, 1999      $2,000,000      $1,980,958
  Federal Home Loan Bank Discount Notes                                   5.000       Apr 30, 1999       2,500,000       2,459,920
  Federal Home Loan Mortgage Discount Notes                               4.720       Mar 12, 1999       1,500,000       1,486,671
  Federal Home Loan Mortgage Discount Notes                               5.130       Feb 18, 1999       1,000,000         993,320
  Federal Home Loan Mortgage Discount Notes                               5.150       Feb 26, 1999       1,702,000       1,688,709
  Federal Farm Credit Discount Notes                                      5.620       Feb 25, 1999         475,000         471,132
  Federal Farm Credit Discount Notes                                      4.900       Jun 01, 1999       1,000,000         980,160
  Federal National Mortgage Association                                   5.080       Mar 10, 1999       1,000,000         990,650
                                                                                                                        ----------
     TOTAL QUASI-GOVERNMENT/GOVERNMENT
     SPONSORED,  AT COST                                                                                               $11,051,520
                                                                                                                        ----------
Government Guaranteed:                       5.3%
  U.S. Treasury Bill                                                      5.240       Feb 04, 1999      $3,000,000      $2,985,763
                                                                                                                        ----------
                                                                                                          Shares            Value
Investment Company:                          1.9%
  State Street Prime Money Market                                         5.190                          1,093,659      $1,093,660
                                                                                                                        ----------
     TOTAL INVESTMENTS, MONEY MARKET
     FUND AT COST                                                                                                      $56,438,569
                                                                                                                        ==========

Notes to investments in securities:

Values of investment securities are determined as described in Note 2 of the financial statements.

*Moody's/Standard & Poors' quality ratings (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

                                                          TREASURY 2000 FUND
                                                       Investments in Securities
                                                           December 31, 1998

                                            % Net                       Interest        Maturity        Principal
TREASURY 2000 FUND INVESTMENTS:             Assets                        Rate            Date            Amount          Value
Government Guaranteed - U.S.:
   U.S. Treasury Strip (Cost $1,616,561)*   100.1%                        6.900       Nov 15, 2000      $2,000,000     $1,837,294
                                                                                                                        =========

Notes to investments in securities:

Values of investment securities are determined as described in Note 2 of the financial statements.

Interest rate on stripped Treasury Security represents annualized yield to maturity at date of purchase.

*At December 31, 1998, the cost of securities for federal income tax purposes was $1,616,561. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:
  Gross unrealized appreciation....................................... $220,733
  Gross unrealized depreciation.............. .......................        --
                                                                       --------
  Net unrealized appreciation......................................... $220,733
                                                                       ========

                                                           ULTRA SERIES FUND
                                                       Statements of Operations
                                                     Year Ended December 31, 1998

                                             Capital      Growth and                                       Money          Treasury
                                          Appreciation   Income Stock      Balanced         Bond           Market           2000
                                          Stock Fund        Fund            Fund            Fund           Fund             Fund
Investment income (note 2):
  Interest income                           $1,137,243     $1,458,228     $12,156,177    $13,419,620     $2,454,777        $114,238

  Dividend income                            4,810,528     11,188,272       2,572,782             --             --              --
                                           -----------    -----------     -----------    -----------      ---------        --------
    Total income                             5,947,771     12,646,500      14,728,959     13,419,620      2,454,777         114,238
                                           -----------    -----------     -----------    -----------      ---------        --------
Expenses (note 4):

  Management fees                            4,287,520      4,275,173       2,631,828      1,135,607        202,445           7,946

  Trustees' fees                                 3,782          6,787           3,619          1,322            478              --

  Audit fees                                     5,994         10,179           5,382          2,112            693              --
                                           -----------    -----------     -----------    -----------      ---------        --------
    Total net expenses                       4,297,296      4,292,139       2,640,829      1,139,041        203,616           7,946
                                           -----------    -----------     -----------    -----------      ---------        --------
   Net investment incomes                    1,650,475      8,354,361      12,088,130     12,280,579      2,251,161         106,292

Realized and unrealized gain (loss)
  on investments (notes 2 and 3):

  Realized gain (loss) on investments:

   Proceeds from sale of investments and
    principal pay downs (notes 2 and 3):   106,002,318    127,994,232     292,869,418    303,044,744      6,411,577              --

   Cost of investments sold               (90,926,633)   (93,703,097)   (295,345,860)  (302,885,556)    (6,411,577)              --
                                           -----------    -----------     -----------    -----------      ---------        --------
  Net realized gain (loss) on investments   15,075,685     34,291,135     (2,476,442)       159,188              --              --
                                           -----------    -----------     -----------    -----------      ---------        --------
  Net change in unrealized appreciation
   or depreciation on investments           86,357,794     73,755,119      38,583,512       (85,864)             --          21,682
                                           -----------    -----------     -----------    -----------      ---------        --------
  Net gain (loss) on investments           101,433,479    108,046,254      36,107,070         73,324             --          21,682
                                           -----------    -----------     -----------    -----------      ---------        --------

  Net increase in net assets
   resulting from operations              $103,083,954   $116,400,615     $48,195,200    $12,353,903     $2,251,161        $127,974
                                           ===========    ===========     ===========    ===========      =========        ========

See accompanying notes to financial statements.

                                                           ULTRA SERIES FUND

                                                  Statements of Changes in Net Assets
                                                Years Ended December 31, 1998 and 1997

                                       CAPITAL APPRECIATION               GROWTH AND INCOME
                                            STOCK FUND                       STOCK FUND                      BALANCED FUND

Operations:                           1998            1997            1998             1997            1998              1997
  Net investment income          $1,650,475        $1,059,234     $8,354,361        $5,120,623    $12,088,130        $9,624,016
   Net realized gain (loss) on
   investments                   15,075,685         5,517,238     34,291,135         9,499,009     (2,476,442)        3,792,615

  Net change in unrealized
   appreciation or depreciation
   on investments                86,357,794        40,907,564     73,755,119        84,642,706     38,583,512        25,504,114
                                -----------       -----------    -----------       -----------    -----------       -----------
   Change in net assets from
    operations                  103,083,954        47,484,036    116,400,615        99,262,338     48,195,200        38,920,745
                                -----------       -----------    -----------       -----------    -----------       -----------
Distributions to shareholders:

  From net investment income     (1,663,199)       (1,065,876)    (8,355,956)       (5,180,495)   (12,093,642)       (9,668,911)

  From realized gains on
   investments                  (14,650,506)       (5,541,711)   (30,527,402)       (9,518,672)       (19,797)       (3,841,952)

  Return of capital                      --           (43,461)            --          (118,470)            --                --
                                -----------       -----------    -----------       -----------    -----------       -----------
   Change in net assets from
    distributions               (16,313,705)       (6,651,048)   (38,883,358)      (14,817,637)   (12,113,439)      (13,510,863)
                                -----------       -----------    -----------       -----------    -----------       -----------

Class Z Share transactions
  (note 5):

  Proceeds from sale of shares   74,042,102       311,778,406    138,687,461       260,073,329     98,736,778        80,187,804

  Net asset value of shares
   issued in reinvestment of
   distributions                 16,313,705         6,651,048     38,883,358        14,817,637     12,113,439        13,510,863
                                -----------       -----------    -----------       -----------    -----------       -----------
                                 90,355,807       318,429,454    177,570,819       274,890,966    110,850,217        93,698,667

  Cost of shares repurchased     (2,947,225)       (1,742,040)   (12,049,887)       (2,041,007)    (6,743,348)       (4,029,711)
                                -----------       -----------    -----------       -----------    -----------       -----------
   Change in net assets derived
   from capital share
   transactions                  87,408,582       316,687,414    165,520,932       272,849,959    104,106,869        89,668,956
                                -----------       -----------    -----------       -----------    -----------       -----------
Increase in net assets          174,178,831       357,520,402    243,038,189       357,294,660    140,188,630       115,078,838

Net assets:

  Beginning of year             456,194,235        98,673,833    590,135,433       232,840,773    309,803,712       194,724,874
                                -----------       -----------    -----------       -----------    -----------       -----------
  End of year                  $630,373,066      $456,194,235   $833,173,622      $590,135,433   $449,992,342      $309,803,712
                                ===========       ===========    ===========       ===========    ===========       ===========
Undistributed net investment
  income included in net assets          --                --             --                --        $27,494          $ 49,986
                                ===========       ===========    ===========       ===========    ===========       ===========

See accompanying notes to financial statements.

                                                           ULTRA SERIES FUND
                                            Statements of Changes in Net Assets (Continued)
                                                Years Ended December 31, 1998 and 1997

                                             BOND FUND                    MONEY MARKET FUND               TREASURY 2000 FUND
Operations:                          1998             1997            1998             1997            1998              1997
  Net investment income         $12,280,579        $3,058,282     $2,251,161        $1,475,243       $106,292          $106,851

  Net realized gain (loss) on
   investments                      159,188            22,394             --                --             --                --

  Net change in unrealized
   appreciation or depreciation
   on investments                  (85,864)           326,623             --                --         21,682             1,846
                                -----------       -----------     ----------        ----------     ----------        ----------
   Change in net assets from
    operations                   12,353,903         3,407,299      2,251,161         1,475,243        127,974           108,697
                                -----------       -----------     ----------        ----------     ----------        ----------
Distributions to shareholders:

  From net investment income    (12,272,877)       (3,013,977)    (2,251,161)       (1,475,243)            --                --

  From realized gains on
   investments                     (155,703)         (22,394)            --                --             --                --

  Return of capital                      --                --             --                --             --                --
                                -----------       -----------     ----------        ----------     ----------        ----------
   Change in net assets from
    distributions               (12,428,580)       (3,036,371)    (2,251,161)       (1,475,243)            --                --
                                -----------       -----------     ----------        ----------     ----------        ----------
Class Z Share transactions
   (note 5):

  Proceeds from sale of shares   30,878,732       160,361,652     45,266,763        57,328,276          7,253             7,239

  Net asset value of shares
   issued in reinvestment of
   distributions                 12,428,580         3,036,371      2,249,737         1,473,088             --                --
                                -----------       -----------     ----------        ----------     ----------        ----------
                                 43,307,312       163,398,023     47,516,500        58,801,364          7,253             7,239

  Cost of shares repurchased     (3,791,053)       (1,501,306)   (32,270,164)      (38,642,199)            --                --
                                -----------       -----------     ----------        ----------     ----------        ----------

   Change in net assets derived
   from capital share
   transactions                  39,516,259       161,896,717     15,246,336        20,159,165          7,253             7,239
                                -----------       -----------     ----------        ----------     ----------        ----------
Increase (decrease) in net
   assets                        39,441,582       162,267,645     15,246,336        20,159,165        135,227           115,936

Net assets:

  Beginning of year             188,839,568        26,571,923     41,170,152        21,010,987      1,700,677         1,584,741
                                -----------       -----------     ----------        ----------     ----------        ----------
  End of year                  $228,281,150      $188,839,568    $56,416,488       $41,170,152     $1,835,904        $1,700,677
                                ===========       ===========     ==========        ==========     ==========        ==========

Undistributed net investment
  income included in net assets     $70,041           $62,339             --                --             --                --
                                ===========       ===========     ==========        ==========     ==========        ==========

See accompanying notes to financial statements.

                                                    CAPITAL APPRECIATION STOCK FUND
                                                         Financial Highlights
                                                        Year Ended December 31

                                               ------------------------ CAPITAL APPRECIATION STOCK FUND -----------------------
(For a share outstanding throughout the period):  1998              1997             1996              1995             1994
Net Asset Value, Beginning of Period             $18.85            $14.60           $12.51             $9.97           $10.00
                                                 ------            ------           ------            ------            ------
  Income from Investment Operations

   Net Investment Income                           0.06              0.07             0.13              0.14             0.16

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 3.87              4.52             2.55              2.91             0.37
                                                 ------            ------           ------            ------            ------
  Total from Investment Operations                 3.93              4.59             2.68              3.05             0.53
                                               --------------------------------------------------------------------------------
  Distributions

   Distributions from Net Investment Income       (0.06)            (0.07)           (0.13)            (0.14)           (0.15)

   Distributions from Realized Capital Gains      (0.53)            (0.27)           (0.46)            (0.37)           (0.41)
                                                 ------            ------           ------            ------            ------
  Total Distributions                             (0.59)            (0.34)           (0.59)            (0.51)           (0.56)
                                               --------------------------------------------------------------------------------

Net Asset Value, End of Period                   $22.19            $18.85           $14.60            $12.51             $9.97
===============================================================================================================================
Total Return*                                    20.90%            31.57%           21.44%            30.75%             5.44%
===============================================================================================================================
Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $630,373          $456,194          $98,674           $38,117            $9,449

Ratio of Expenses to Average Net Assets**          0.80%             0.82%            0.65%             0.65%            0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       0.31%             0.70%            0.96%             1.37%            1.55%

Portfolio Turnover Rate                           18.67%            17.06%           49.77%            61.32%           65.81%
===============================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
   Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.83%, 0.66%, 0.75%, and 0.85% for 1997, 1996, 1995, and 1994,
   respectively.

                                                     GROWTH AND INCOME STOCK FUND
                                                         Financial Highlights
                                                        Year Ended December 31

                                               -------------------------- GROWTH AND INCOME STOCK FUND ------------------------
(For a share outstanding throughout the period):  1998              1997             1996              1995             1994
Net Asset Value, Beginning of Period             $27.20            $21.32           $18.20            $15.06           $15.51
                                                 ------            ------           ------            ------            ------
   Income from Investment Operations

   Net Investment Income                           0.34              0.31             0.34              0.37             0.32

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 4.52              6.36             3.93              4.37            (0.04)
                                                 ------            ------           ------            ------            ------
Total from Investment Operations                   4.86              6.67             4.27              4.74             0.28
                                               --------------------------------------------------------------------------------
  Distributions

   Distributions from Net Investment Income       (0.34)            (0.32)           (0.34)            (0.37)           (0.33)

   Distributions from Realized Capital Gains      (1.16)            (0.47)           (0.81)            (1.23)           (0.40)
                                                 ------            ------           ------            ------            ------
  Total Distributions                             (1.50)            (0.79)           (1.15)            (1.60)           (0.73)
                                               --------------------------------------------------------------------------------

Net Asset Value, End of Period                   $30.56            $27.20           $21.32            $18.20           $15.06
===============================================================================================================================
Total Return*                                    17.92%            31.42%           22.02%            31.75%             1.42%
===============================================================================================================================
Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $833,174          $590,135         $232,841          $102,138           $48,913

Ratio of Expenses to Average Net Assets**          0.60%             0.61%            0.65%             0.65%            0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       1.17%             1.39%            1.78%             2.28%            2.19%

Portfolio Turnover Rate                           17.69%            20.39%           40.55%            57.80%           45.36%
===============================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
   Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.61%, 0.65%, 0.69%, and 0.70% for 1997, 1996, 1995, and 1994,
   respectively.

                                                             BALANCED FUND
                                                         Financial Highlights
                                                        Year Ended December 31

                                               ------------------------------ BALANCED FUND -----------------------------------
(For a share outstanding throughout the period):  1998              1997             1996              1995             1994
Net Asset Value, Beginning of Period             $17.02            $15.29           $14.63            $12.90           $13.70
                                                 ------            ------           ------            ------            ------
  Income from Investment Operations

   Net Investment Income                           0.57              0.62             0.58              0.55             0.52

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 1.72              1.93             0.98              2.29            (0.56)
                                                 ------            ------           ------            ------            ------
  Total from Investment Operations                 2.29              2.55             1.56              2.84            (0.04)
                                               --------------------------------------------------------------------------------
  Distributions

   Distributions from Net Investment Income       (0.57)            (0.63)           (0.58)            (0.55)           (0.51)

   Distributions from Realized Capital Gains        --              (0.19)           (0.32)            (0.56)           (0.25)
                                                 ------            ------           ------            ------            ------
  Total Distributions                             (0.57)            (0.82)           (0.90)            (1.11)           (0.76)
                                               --------------------------------------------------------------------------------

Net Asset Value, End of Period                   $18.74            $17.02           $15.29            $14.63           $12.90
===============================================================================================================================
Total Return*                                    13.40%            16.87%           10.79%            22.27%           (0.46)%
===============================================================================================================================
Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $449,992          $309,804         $194,725          $110,969           $67,468

Ratio of Expenses to Average Net Assets**          0.70%             0.68%            0.65%             0.65%            0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       3.20%             3.81%            3.91%             4.03%            4.00%

Portfolio Turnover Rate                           78.71%            21.15%           33.48%            36.68%           28.53%
===============================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
   Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.69%, 0.65%, 0.68%, and 0.70% for 1997, 1996, 1995, and 1994,
   respectively.

                                                               BOND FUND
                                                         Financial Highlights
                                                        Year Ended December 31

                                               ------------------------------ BOND FUND ---------------------------------------
(For a share outstanding throughout the period):  1998              1997             1996              1995             1994
Net Asset Value, Beginning of Period             $10.54            $10.33           $10.63             $9.67           $10.58
                                                 ------            ------           ------            ------            ------
  Income from Investment Operations

   Net Investment Income                           0.63              0.54             0.65              0.60             0.59

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 0.02              0.20            (0.28)             0.96            (0.90)
                                                 ------            ------           ------            ------            ------
  Total from Investment Operations                 0.65              0.74             0.37              1.56            (0.31)
                                               --------------------------------------------------------------------------------
  Distributions

   Distributions from Net Investment Income       (0.62)            (0.51)           (0.64)            (0.59)           (0.59)

   Distributions from Realized Capital Gains         --             (0.02)           (0.03)            (0.01)           (0.01)
                                                 ------            ------           ------            ------            ------
  Total Distributions                             (0.62)            (0.53)           (0.67)            (0.60)           (0.60)
                                               --------------------------------------------------------------------------------

Net Asset Value, End of Period                   $10.57            $10.54           $10.33            $10.63            $9.67
===============================================================================================================================
Total Return*                                     6.18%             7.45%            2.86%            16.37%           (3.06)%
===============================================================================================================================
Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $228,281          $188,840          $26,572           $13,725            $7,867

Ratio of Expenses to Average Net Assets**          0.55%             0.56%            0.65%             0.65%             0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       5.94%             6.50%            6.25%             6.08%             6.03%

Portfolio Turnover Rate                          142.98%            30.71%           25.67%            14.74%            11.97%
===============================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
   Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.57%, 0.67%, 0.68%, and 0.70% for 1997, 1996, 1995, and 1994,
   respectively.

                                                           MONEY MARKET FUND
                                                         Financial Highlights
                                                        Year Ended December 31

                                               ------------------------------ MONEY MARKET FUND -------------------------------
(For a share outstanding throughout the period):  1998              1997             1996              1995             1994
Net Asset Value, Beginning of Period              $1.00             $1.00            $1.00             $1.00            $1.00
                                                 ------            ------           ------            ------            ------
  Income from Investment Operations

   Net Investment Income                           0.05              0.05             0.05              0.05             0.03
                                               --------------------------------------------------------------------------------
  Distributions

   Distributions from Net Investment Income       (0.05)            (0.05)           (0.05)            (0.05)           (0.03)
                                               --------------------------------------------------------------------------------
Net Asset Value, End of Period                    $1.00             $1.00            $1.00             $1.00            $1.00
===============================================================================================================================
Total Return*                                     5.00%             5.01%            4.72%             5.21%             3.34%
===============================================================================================================================
Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $56,416           $41,170          $21,011           $11,374            $7,799

Ratio of Expenses to Average Net Assets**         0.45%             0.50%            0.65%             0.65%             0.65%

Ratio of Net Investment Income to Average
  Net Assets                                      4.99%             5.05%            4.74%             5.17%             3.66%
===============================================================================================================================

For the Money Market Fund, the "seven-day average" yield for the seven days ended December 31, 1998, was 4.65% and the "effective" yield for that period was 4.76%.

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
   Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.51%, 0.67%, 0.73%, and 0.78% for 1997, 1996, 1995, and 1994,
   respectively.

                                                          TREASURY 2000 FUND
                                                         Financial Highlights
                                                        Year Ended December 31

                                               ------------------------------ TREASURY 2000 FUND ------------------------------
(For a share outstanding throughout the period)   1998              1997             1996              1995             1994
Net Asset Value, Beginning of Period              $9.24             $8.64            $8.47             $7.00            $7.53
                                                 ------            ------           ------            ------            ------
  Income from Investment Operations

   Net Investment Income                           0.58              0.58             0.58              0.58             0.53

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 0.11              0.02            (0.41)             0.89            (1.06)
                                                 ------            ------           ------            ------            ------
  Total from Investment Operations                 0.69              0.60             0.17              1.47            (0.53)
                                               --------------------------------------------------------------------------------
  Distributions

   Distributions from Net Investment Income          --                --               --                --                --

   Distributions from Realized Capital Gains         --                --               --                --                --
                                                 ------            ------           ------            ------            ------
  Total Distributions                                --                --               --                --                --
                                               --------------------------------------------------------------------------------

Net Asset Value, End of Period                    $9.93             $9.24            $8.64             $8.47            $7.00
===============================================================================================================================
Total Return*                                     7.52%             6.85%            2.10%            20.99%           (7.12)%
===============================================================================================================================
Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)         $1,836            $1,701           $1,585            $1,545            $1,272

Ratio of Expenses to Average Net Assets           0.45%             0.45%            0.45%             0.45%             0.45%

Ratio of Net Investment Income to Average
  Net Assets                                      6.01%             6.56%            7.03%             7.40%             7.50%
===============================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

                                ULTRA SERIES FUND
                          Notes to Financial Statements

(1)  Description of the Fund

     The Ultra Series Fund (the "Fund"), a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end management investment company. The Fund is a series fund with six investment portfolios (the "funds"), each with different investment objectives and policies and each having available two separate classes of common stock with a par value of $.01 per share. Fund shares are sold and redeemed at a price equal to the shares' net asset value. The assets of each fund are held separate from the assets of the other funds.

     Effective May 1, 1997, the shares of each fund were divided into Class Z and Class C Shares. Class Z Shares are offered to all insurance company separate accounts issued by, and all qualified retirement plans sponsored by, CUNA Mutual Life Insurance Company or its affiliates ("CUNA Mutual Life"). Class C Shares are offered to separate accounts of insurance companies other than CUNA Mutual Life, and to qualified retirement plans of companies not affiliated with the Fund or CUNA Mutual Life. Both classes of shares are identical in all respects except that: Class C Shares may be subject to a distribution fee (note 4); each class will have exclusive voting rights with respect to matters that affect just that class; and each class will bear a different name or designation. All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding share of each class based on the daily net asset value of shares of that class. As of December 31, 1998, no Class C Shares have been issued.

(2)  Significant Accounting Policies

     (a) Valuation of Investment Securities

         Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the funds' board of trustees in good faith at fair value.

         Pricing services value domestic and foreign equity securities (and occasionally fixed-income securities) traded on a securities exchange or Nasdaq at the last reported sale price, up to the time of valuation. If there are no reported sales of a security on the valuation date, it is valued at the mean between the published bid and asked prices reported by the exchange or Nasdaq. If there are no sales and no published bid and asked quotations for a security on the valuation date or the security is not traded on an exchange or Nasdaq, the pricing service may obtain market quotations directly from broker-dealers.

         Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available. In circumstances where prices are not available from the fund's pricing service, securities may be valued using market quotations obtained from one or more dealers or a quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

     (b) Share Valuation and Dividends to Shareholders

         The net asset value of the shares of each fund is determined on a daily basis based on the valuation of the net assets of the funds divided by the number of shares of the fund outstanding. Expenses, including the investment advisory, advisory/administrative, and distribution fees (note 4), are accrued daily and reduce the net asset value per share.

         Dividends on the Money Market Fund will be declared and reinvested daily in additional full and fractional shares of the Money Market Fund. Dividends of ordinary income from the Capital Appreciation Stock Fund, Growth and Income Stock Fund, Bond Fund, and Balanced Fund will be declared and reinvested quarterly in additional full and fractional shares of the respective funds. All net realized capital gains of these funds, if any, will be declared and reinvested at least annually. The Treasury 2000 Fund will utilize an annual consent dividend procedure which provides the fund with the deduction for dividends constructively paid to shareholders.

     (c) Federal Income Taxes

         Each fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for income or excise taxes is required.

         Net investment income and net realized gains (losses) for the funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds.

         For federal income tax purposes, at December 31, 1998, the Balanced Fund had a capital loss carryover of $2,476,442 that will expire in the year 2006 if not offset by subsequent capital gains. It is unlikely that the Board of Trustees will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

         The statements of assets and liabilities, as a result of certain book-tax differences, reflect the following reclassification adjustments:

                                                                    Capital        Growth and                          Treasury
                                                                 Appreciation     Income Stock        Balanced           2000
                                                                  Stock Fund          Fund              Fund             Fund
Increase (Decrease) in undistributed net investment income         $12,724          $1,595           ($16,980)        ($106,292)
Increase (Decrease) in accumulated net realized
gain (loss) on investments                                        ($12,724)        ($1,595)           $16,980              --
Increase additional paid-in capital                                   --               --                --            $106,292

      (d)Security Transactions and Investment Income

         Security transactions are recorded on the trade date basis. Realized gains and losses from security transactions are reported on the identified cost basis. Interest, including amortization of premium and discount, is accrued daily and dividend income is recorded on the ex-dividend date.

     (e) Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)  Purchase and Sales of Investment Securities

     The cost of securities purchased and the proceeds from securities sold (including maturities, excluding short-term securities for all funds except Money Market) for each fund during the year ended December 31, 1998, were as follows:

                                             Capital       Growth and                                      Money       Treasury
                                          Appreciation    Income Stock       Balanced        Bond         Market         2000
                                           Stock Fund         Fund             Fund          Fund          Fund          Fund
  Total costs of securities purchased   $181,315,505     $276,619,830    $413,924,975  $342,207,737   $398,291,967     $     --
                                          ==========      ===========     ===========    ==========    ===========     ========
  Total proceeds received on security
  sales and principal paydowns          $100,026,853     $125,952,187    $296,571,119  $296,047,051   $385,466,018     $     --
                                          ==========      ===========     ===========    ==========    ===========     ========

(4)  Transactions with Affiliates

     Fees and Expenses

     The Fund has entered into an investment advisory agreement with CIMCO Inc. (the "Investment Adviser"), an affiliated company. The fees under the agreement, paid monthly, are calculated as a percentage of the average daily net assets for each portfolio at the following annual rates:

              Capital Appreciation Stock             0.80%
              Growth and Income Stock                0.60%
              Balanced                               0.70%
              Bond                                   0.55%
              Money Market                           0.45%
              Treasury 2000                          0.45%

     Under this unified fee structure, the Investment Adviser is responsible for providing or obtaining services and paying certain expenses including custodian fees, transfer agent fees, pricing costs, and accounting and legal fees as indicated in the investment advisory agreement.

     In addition to the unified investment advisory fee, each fund also pays certain expenses including trustees fees, brokerage commissions, interest expense, audit fees, and other extraordinary expenses.

     All capital shares outstanding at December 31, 1998, are owned by separate investment accounts of CUNA Mutual Life.

     Certain officers and directors of the Fund are also officers of CUNA Mutual Life or CIMCO Inc. During the twelve-month period ended December 31, 1998, the Fund made no direct payments to its officers and paid trustees' fees of approximately $15,988 to its unaffiliated trustees.

     Distribution Plan

     All shares are distributed through CUNA Brokerage Service, Inc.("CBS"), and affiliated company, or other registered broker-dealers authorized by CBS. Class C Shares may also be subject to an asset-based distribution fee pursuant to Rule 12b-1 under the 1940 Act, equal to not more than 0.25%, on an annual basis, of the average value of the daily net assets of each series of the Fund attributable to Class C Shares on an annual basis.

 (5) Share Activity

     Transactions in Class Z Shares of each fund for the years ended December 31, 1998 and 1997, were as follows:

                                            Capital        Growth and                                     Money        Treasury
                                         Appreciation     Income Stock      Balanced         Bond        Market          2000
                                          Stock Fund          Fund            Fund           Fund         Fund           Fund

Shares outstanding at December 31, 1996   6,759,264    10,919,647      12,737,422      2,573,070    21,010,987        183,351

Shares sold, including reinvestment
       of dividends                      17,535,010    10,850,472       5,705,061     15,479,381    58,801,364            787

Shares repurchased                         (93,915)      (77,316)       (243,133)      (143,139)  (38,642,199)            --
                                         ---------     ---------       ---------      ---------    ----------        -------
Shares outstanding at December 31, 1997  24,200,359    21,692,803      18,199,350     17,909,312    41,170,152        184,138

Shares sold, including reinvestment
       of dividends                       4,353,976     5,984,581       6,194,436      4,043,397    47,516,500            732

Shares repurchased                        (142,237)     (413,009)       (375,123)      (353,989)  (32,270,164)            --
                                         ---------      ---------       ---------      ---------    ----------        -------
Shares outstanding at December 31, 1998  28,412,098    27,264,375      24,018,663     21,598,720    56,416,488        184,870
                                         ---------      ---------       ---------      ---------    ----------        -------

                                ULTRA SERIES FUND
                          Independent Auditors' Report

The Board of Trustees and Shareholders
Ultra Series Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Capital Appreciation Stock Fund, Growth and Income Stock Fund, Balanced Fund, Bond Fund, Money Market Fund and Treasury 2000 Fund (funds within Ultra Series Fund) as of December 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Appreciation Stock Fund, Growth and Income Stock Fund, Balanced Fund, Bond Fund, Money Market Fund and Treasury 2000 Fund as of December 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
February 5, 1999

                                ULTRA SERIES FUND
                              Officers and Trustees

OFFICERS

Michael S. Daubs, President
Lawrence R. Halverson, Vice President/Secretary
Michael G. Joneson, Chief Accounting Officer, Treasurer and Assistant Secretary Robert M. Buckingham, Chief Financial Officer/Assistant Secretary


BOARD OF TRUSTEES

Gwendolyn M. Boeke
Michael S. Daubs
Alfred L. Disrud
Lawrence R. Halverson

Keith S. Noah
Thomas C. Watt

                                     PART C
                                OTHER INFORMATION

Item 23.  Exhibits:

         (a) Amended and Restated Declaration of Trust. Incorporated herein by reference to post-effective amendment number 19 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 28, 1997.

         (b) Amended and Restated Bylaws. Incorporated herein by reference to post-effective amendment number 19 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 28, 1997.

         (c)      Not Applicable.

         (d)      1.       Management   Agreement   effective   May   1,   1997.
                           Incorporated  herein by reference  to  post-effective
                           amendment  number 19 to this  Form N-1A  registration
                           statement   (File  No.   2-87775)   filed   with  the
                           Commission on February 28, 1997.

                  2. Amendment No. 1 to Management Agreement effective May 1, 1999.

                  3. Investment Sub-Advisory Agreement Between CIMCO Inc. and Heartland Advisors, Inc. effective May 1, 1999.

                  4. Servicing Agreement between CIMCO Inc. and CUNA Mutual Insurance Society effective May 1, 1997. Incorporated herein by reference to post-effective amendment number 22 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 12, 1999.

                  5. Servicing Agreement between CUNA Mutual Life Insurance Company and CIMCO Inc. effective May 1, 1997. Incorporated herein by reference to post-effective amendment number 22 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 12, 1999.

         (e) Distribution Agreement between Ultra Series Fund and CUNA Brokerage Services, Inc. effective December 29, 1993. Incorporated herein by reference to post-effective amendment number 19 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 28, 1997.

         (f)      N/A

         (g)      1.       Mutual Fund Custody  Agreement  between  Ultra Series
                           Fund  and  State   Street  Bank  and  Trust   Company
                           effective April 30, 1997. Incorporated herein by reference to post-effective amendment number 22 to this Form N-1A registration statement (File No.
                           2-87775) filed with the Commission on February 12, 1999.

                  2. Amendment No. 1 to Mutual Fund Custody Agreement effective May 1, 1999.

         (h)      1.       Participation Agreement between Ultra Series Fund and
                           CUNA Mutual Life Insurance  Company  Pension Plan for
                           Home  Office   Employees.   Incorporated   herein  by
                           reference to post-effective amendment number 22 to this Form N-1A registration statement (File No.
                           2-87775) filed with the Commission on February 12, 1999.

                  2. Participation Agreement between Ultra Series Fund and CUNA Mutual Life Insurance Company Pension Plan for Agents. Incorporated herein by reference to post-effective amendment number 22 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 12, 1999.

                  3. Participation Agreement between Ultra Series Fund and CUNA Mutual Life Insurance Company 401(k)/Thrift Plan for Home Office Employees. Incorporated herein by reference to post-effective amendment number 22 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 12, 1999.

                  4. Participation Agreement between Ultra Series Fund and CUNA Mutual Life Insurance Company 401(k)/Thrift Plan for Agents. Incorporated herein by reference to post-effective amendment number 22 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 12, 1999.

                  5. Participation Agreement between Ultra Series Fund and CUNA Mutual Pension Plan. Incorporated herein by reference to post-effective amendment number 22 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 12, 1999.

                  6. Participation Agreement between Ultra Series Fund and CUNA Mutual Savings Plan. Incorporated herein by reference to post-effective amendment number 22 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 12, 1999.

                  7. Participation Agreement between Ultra Series Fund and CUNA Mutual Thrift Plan. Incorporated herein by reference to post-effective amendment number 22 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 12, 1999.

         (i) Opinion of Counsel. Incorporated herein by reference to post-effective amendment number 19 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 28, 1997.

         (j)      Consent of KPMG Peat Marwick LLP.

         (k)      Not Applicable.

         (l)      Not Applicable.

         (m)      1.       Plan of Distribution dated May 1, 1997.  Incorporated
                           herein  by  reference  to  post-effective   amendment
                           number 19 to this Form  N-1A  registration  statement
                           (File No. 2-87775) filed with the Commission on February 28, 1997.

                  2.       Supplement No. 1 to  Distrubution  Plan effective May
                           1, 1999.

         (n)      Financial Data Schedules.

         (o) Multi-Class Plans. Incorporated herein by reference to post-effective amendment number 19 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 28, 1997.

Other Exhibits

         Powers of Attorney

Item 24.  Persons Controlled by or Under Common Control with the Fund

Class Z shares of the Ultra Series Fund are currently sold to separate accounts of CUNA Mutual Life Insurance Company, CUNA Mutual Insurance Society, or their affiliates, and to their qualified retirement plans.

Class C shares of the Ultra Series Fund are offered to separate accounts of insurance companies other than CUNA Mutual Life Insurance Company, CUNA Mutual Insurance Society, or their affiliates, and to qualified retirement plans of companies not affiliated with the Fund, CUNA Mutual Life Insurance Company, CUNA Mutual Insurance Society, or their affiliates. Currently, there are no Class C shares outstanding.

CUNA Mutual Life Insurance Company is a mutual life insurance company and therefore is controlled by its contractowners. Various companies and other entities are controlled by CUNA Mutual Life Insurance Company and various companies may be considered to be under common control with CUNA Mutual Life Insurance Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in the following organization charts. In addition, by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), the Ultra Series Fund could be considered to be an affiliated person or an affiliated person of an affiliated person of CUNA Mutual. Likewise, CUNA Mutual and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

See organization charts on the following pages.

                          CUNA Mutual Insurance Society
                  ORGANIZATIONAL CHART AS OF DECEMBER 31, 1998

CUNA Mutual Insurance Society
Business: Life, Health & Disability Insurance
May 20, 1935*
State of domicile: Wisconsin

CUNA Mutual Insurance Society, either directly or indirectly is the controlling company of the following wholly-owned subsidiaries:

         1.       CUNA Mutual Investment Corporation
                  Business: Holding Company
                  September 15, 1972*
                  State of domicile: Wisconsin

CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

                  a.       CUMIS Insurance Society, Inc.
                           Business: Corporate Property/Casualty Insurance May 23, 1960*
                           State of domicile: Wisconsin

                  CUMIS Insurance Society, Inc. is the 100% owner of the
                    following subsidiary:

                           (1)      Credit Union Mutual Insurance Society New
                                      Zealand Ltd.
                                    Business: Fidelity Bond Coverage
                                    November l, 1990*
                                    State of domicile: Wisconsin

                  b.                CUNA Brokerage Services, Inc.
                                    Business: Brokerage
                                    July 19, 1985*
                                    State of domicile: Wisconsin

                  c.                CUNA Mutual General Agency of Texas, Inc.
                                    Business: Managing General Agent
                                    August 14, 1991*
                                    State of domicile: Texas

                  d.                MEMBERS Life Insurance Company
                                    Business: Credit Disability/Life/Health
                                    February 27, 1976*
                                    State of domicile: Wisconsin
                                    Formerly CUMIS Life & CUDIS

                  e.                International Commons, Inc.
                                    Business: Special Events
                                    January 13, 1981*
                                    State of domicile: Wisconsin

                  f.                CUNA Mortgage Corporation
                                    Business: Mortgage Servicing
                                    November 20, 1978*
                                    State of domicile: Wisconsin

                           (1)      CU Mortgage Corporation Inc.
                                    Business:  Mortgage Servicing
                                    May 28, 1987*
                                    State of domicile:  California

                  g.                Investors Equity Insurance Company, Inc.
                                    Business: Private Mortgage Insurance
                                    April 14, 1994*
                                    State of Domicile: California

                  h.                CUNA Mutual Insurance Agency, Inc.
                                    Business: Leasing/Brokerage
                                    March 1, 1974*
                                    State of domicile: Wisconsin
                                    Formerly CMCI Corporation

                  i.                Stewart Associates Incorporated
                                    Business:  Credit Insurance
                                    March 6, 1998
                                    State of domicile:  Wisconsin

CUNA Mutual Insurance Agency, Inc. is the 100% owner of the following subsidiaries:

(1)      CM Field Services, Inc.
         Business: Serves Agency Field Staff
         January 26,1994*
         State of domicile: Wisconsin

(2)      CUNA Mutual Insurance Agency of Alabama, Inc.
         Business: Property & Casualty Agency
         May 27, 1993*
         State of domicile: Alabama

(3)      CUNA Mutual Insurance Agency of New Mexico, Inc.
         Business: Brokerage of Corporate & Personal Lines
         June 10, 1993*
         State of domicile: New Mexico

(4)      CUNA Mutual Insurance Agency of Hawaii, Inc.
         Business: Property & Casualty Agency
         June 10, 1993*
         State of domicile: Hawaii

(5)      CUNA Mutual Casualty Insurance Agency of Mississippi, Inc.
         Business: Property & Casualty Agency
         June 24, 1993 *
         State of domicile: Mississippi

(6)      CUNA Mutual Insurance Agency of Kentucky, Inc.
         Business: Brokerage of Corporate & Personal Lines
         October 5, 1994*
         State of domicile: Kentucky

(7)      CUNA Mutual Insurance Agency of Massachusetts, Inc.
         Business: Brokerage of Corporate & Personal Lines
         January 27, 1995*
         State of domicile: Massachusetts

2.       C.U.I.B.S. Pty. Ltd.
         Business: Brokerage
         February 18,1981*
         Country of domicile: Australia

3.       CUNA Caribbean Insurance Society Limited
         Business:  Life and Health
         July 4, 1985*
         Country of domicile:  Trinidad and Tobago

* Dates shown are dates of acquisition, control or organization.

CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

1.       C. U. Family Insurance Services, Inc./Colorado
         50% ownership by CUNA Mutual Insurance Agency, Inc.
         50% ownership by Colleague Services Corporation
         September 1, 1981

2.       C. U. Insurance Services, Inc./Oregon
         50% ownership by CUNA Mutual Insurance Agency, Inc.
         50% ownership by Oregon Credit Union League
         December 27, 1989

3.       CUFIS of New York, Inc.
         50% ownership by CUNA Mutual Insurance Agency, Inc. 50% ownership by CUC Services, Inc.
         March 28, 1991

4.       The CUMIS Group Limited
         63.449% ownership by CUNA Mutual Insurance Society (as of 12-31 -96)

5.       CIMCO Inc. (CIMCO)
         50% ownership by CUNA Mutual Investment Corporation 50% ownership by CUNA Mutual Life Insurance Company January 1, 1992

6.       GWARANT, Ltd.
         50% ownership by CUNA Mutual Insurance Society 50% ownership by Foundation for Polish Credit Unions February 18, 1994

7.       CUNA Mutual Insurance Agency of Ohio, Inc.
         1% of value owned by Michael Corcoran (CUNA Mutual Employee) subject to a voting trust agreement, Michael B. Kitchen as Voting Trustee.
         99% of value-owned by CUNA Mutual Insurance Agency, Inc. Due to Ohio regulations, CUNA Mutual Insurance Agency, Inc. holds no voting stock in this corporation.
         June 14, 1993

8.       SECURITY Management Company, Ltd. (Hungary)
         90% ownership by CUNA Mutual Insurance Society
         10% ownership by: Federation of Savings Cooperatives
         Savings Cooperative of Szoreg
         Savings Cooperative of Szekkutas
         (collectively called Hungarian Associates)
         September 5, 1992

9.       CMG Mortgage Insurance Company
         50% ownership by CUNA Mutual Investment Corporation 50% ownership by PMI Mortgage Insurance Co.
         April 14, 1994

10. Cooperators Life Assurance Society Limited (Jamaica) CUNA Mutual Insurance Society owns 122,500 shares
         Jamaica Co-op Credit Union League owns 127,500 shares
         (NOTE:  Awaiting  authority to write  business) May 10, 1990

11.      CU Interchange Group, Inc.
         Owned by CUNA Mutual Investment Corporation, CUNA Service Group and various state league organizations
         December  15, 1993 - CUNA Mutual Investment Corporation purchased
         100 shares stock

12.      CUNA Service Group, Inc.
         April 22, 1974 - CUNA Mutual Insurance Society purchased 200.71 shares

13.      Credit Union Service Corporation
         Owned by CUNA Mutual Investment Corporation, Credit Union National Association, Inc. and 18 state league organizations March 29, 1996 - CUNA Mutual Investment Corporation purchased 1,300,000 shares of stock

Partnerships

1.       LeaSo Partners, a California partnership
         CUNA Mutual Insurance Society - 50% Partner
         California Credit Union League - 50% Partner
         December 29, 1981

2.       CM CUSO Limited Partnership, a Washington Partnership
         CUMIS Insurance Society, Inc. - General Partner
         Credit Unions in Washington - Limited Partners
         June 14, 1993

Limited Liability Companies

1.       "Sofia LTD." (Ukraine)
         99.96% CUNA Mutual Insurance Society
         .04% CUMIS Insurance Society, Inc.
         March 6, 1996

2.       'FORTRESS' (Ukraine)
         80% "Sofia LTD."
         19% The Ukrainian National Association of Savings and Credit Unions 1% Service Center by UNASCU
         September 25, 1996

Affiliated (Nonstock)

1.       MEMBERS Prime Club, Inc.
         August 8, 1978

2.       CUNA Mutual Group Foundation, Inc.
         July 5, 1967

3.       CUNA Mutual Life Insurance Company
         July 1, 1990

                       CUNA Mutual Life Insurance Company
                  ORGANIZATIONAL CHART AS OF DECEMBER 31, 1998

CUNA Mutual Life Insurance Company
An Iowa mutual life insurance company
Fiscal Year End: December 31

CUNA Mutual Life Insurance Company is the controlling company for the following subsidiaries:

1.       Red Fox Motor Hotel Corporation
         An Iowa Business Act Corporation.
         100% ownership by CUNA Mutual Life Insurance Company

2.       CIMCO Inc.
         An Iowa Business Act Corporation
         50% ownership by CUNA Mutual Life Insurance Company
         50% ownership by CUNA Mutual Investment Corporation

         CIMCO Inc. is the investment adviser of:

         Ultra Series Fund
         MEMBERS Mutual Funds

3.       Plan America Program, Inc.
         A Maine Business Act Corporation
         100% ownership by CUNA Mutual Life Insurance Company

4.       CMIA Wisconsin Inc.
         A Wisconsin Business Act Corporation
         100% ownership by CUNA Mutual Life Insurance Company

Item 25.  Indemnification

Each officer, Trustee or agent of the Ultra Series Fund shall be indemnified by the Ultra Series Fund to the full extent permitted under the General Laws of the State of Massachusetts and the Investment Company Act of 1940, as amended, except that such indemnity shall not protect any such person against any liability to the Ultra Series Fund or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"). Indemnification shall be made when (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of the quorum of Trustees who are not "interested persons" of the Ultra Series Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, or (b) an independent legal counsel in a written opinion. The Ultra Series Fund may, by vote of a majority of a quorum of Trustees who are not interested persons, advance attorneys' fees or other expenses incurred by officers, Trustees, Investment Advisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that he is entitled to indemnification. Such advance shall be subject to at least one of the following: (1) the person to be indemnified shall provide a security for his undertaking, (2) the Ultra Series Fund shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested non-party Trustees of the Ultra Series Fund, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

The Investment Adviser for the Ultra Series Fund is CIMCO Inc. See Part A MANAGEMENT OF THE ULTRA SERIES FUND, The Investment Adviser for a more complete description.

         The officers and directors of the Investment Adviser are as follows:

NAME/ADDRESS             POSITION HELD

Michael S. Daubs           CIMCO Inc.
5910 Mineral Point Rd.     President
Madison, WI 53705          1982-Present
                           Director
                           1995-Present

                           CUNA Mutual Insurance Society
                           Chief Officer - Investment
                           1990-Present

                           CUNA Mutual Life Insurance Company
                           Chief Officer - Investment
                           1989-Present

Janice C. Doyle            CIMCO Inc.
5910 Mineral Point Rd.     Assistant Secretary
Madison, WI 53705          1995-Present

Lawrence R. Halverson      CIMCO Inc.
5910 Mineral Point Rd.     Senior Vice President and Secretary
Madison, WI 53705          1996-Present
                           Vice President and Secretary
                           1992-1996

                           CUNA Brokerage Services, Inc.
                           President
                           1996-1998

Joyce A. Harris            CIMCO Inc.
PO Box 7130                Director and Chair
Madison, WI  53707         1992 - Present

                           Telco Community Credit Union
                           President, Chief Executive Officer
                           1978- Present

James C. Hickman           CIMCO Inc.
975 University Avenue      Director
Madison, WI 53706          1992 - Present

                           University of Wisconsin
                           Professor
                           1972 - Present

Michael B. Kitchen         CIMCO Inc.
5910 Mineral Point Rd.     Director
Madison, WI 53705          1995 - Present

                           CUNA Mutual Insurance Society
                           President and Chief Executive Officer
                           1995- Present

                           CUNA Mutual Life Insurance Company
                           President and Chief Executive Officer
                           1995 - Present

Daniel J. Larson           CIMCO Inc.
5910 Mineral Point Rd.     Vice President
Madison, WI 53705          1995 - Present

Thomas J. Merfeld          CIMCO Inc.
5910 Mineral Point Rd.     Vice President
Madison, WI 53705          1994 - Present

George A. Nelson           CIMCO Inc.
PO Box 44965               Director and Vice Chair
Madison, WI 53744          1992 - Present

                           Evening Telegram Co. - WISC-TV
                           Vice President
                           1982 - Present

Jeffrey B. Pantages        CIMCO Inc.
5910 Mineral Point Rd.     Senior Vice President
Madison, WI 53705          1998-Present

Scott R. Powell            CIMCO Inc.
5910 Mineral Point Rd.     Vice President
Madison, WI 53705          1998 - Present

Item 27.  Distributor

a. CUNA Brokerage Services, Inc., a registered broker-dealer, is the principal Distributor of the shares of the Ultra Series Fund. CUNA Brokerage Services, Inc. does not act as principal underwriter, depositor or investment adviser for any investment company other than the Registrant, MEMBERS Mutual Funds, CUNA Mutual Life Variable Account, and CUNA Mutual Life Variable Annuity Account.

b. The officers and directors of CUNA Brokerage Services, Inc. are as follows:

Name and Principal         Position with                Positions and Offices
Business Address           Distributor                     with Registrant

Wayne A. Benson*           Director & President         Chief Officer - Sales

Donna C. Blankenheim*      Assistant Secretary          Vice President
                                                        Assistant Secretary

Timothy L. Carlson**       Assistant Treasurer          None

Jan C. Doyle*              Assistant Secretary          Assistant Secretary

John C. Fritsche           Assistant Vice President     None
4455 LBJ Freeway
Suite 1108
Dallas, TX 75244

Lawrence R. Halverson*     Director                     None

John W. Henry*             Director & Vice President    Vice President

Michael G. Joneson*        Director, Treasurer          Vice President
                             & Secretary

Brian C. Lasko**           Managing Principal           None

Campbell D. McHugh*        Compliance Officer           None

Barbara L. Secor**         Assistant Secretary          Assistant Vice President
                                                        Assistant Secretary

Jason E. Smith*            Assistant Secretary          Assistant Secretary

Sandra K. Steffeney        Vice President               None
33320 9th Avenue South
Suite 250
Federal Way, WA 98063-3919

Joanne M. Toay*            Assistant Compliance Officer None

Michael A. Ullsperger*     Assistant Treasurer          Assistant Treasurer

Scott Vignovich**          Vice President               None

John M. Waggoner*          Chief Officer - Legal        Chief Officer - Legal

John W. Wiley*             Associate Compliance Officer None

*The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.
**The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677

c. There have been no commissions or other compensation paid by Registrant to unaffiliated principal underwriters.

Item 28.  Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by:

a.       CUNA Mutual Life Insurance Company
         2000 Heritage Way
         Waverly,  Iowa 50677

b.       CIMCO Inc.
         5910 Mineral Point Road
         Madison, Wisconsin 53705

c        CUNA Mutual Insurance Society
         5910 Mineral Point Road
         Madison, Wisconsin 53705

d.       State Street Bank & Trust Company
         225 Franklin Street
         Boston, Massachusetts 02110

Item 29.  Management Services

     Not applicable.

Item 30.  Undertakings

     Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, State of Wisconsin, on the 14th day of April, 1999.



                                       Ultra Series Fund


                                       By:      /s/ Michael S. Daubs
                                                Michael S. Daubs
                                                President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE AND TITLE                                               DATE



/s/ Gwendolyn M. Boeke*                                    February 8, 1999
--------------------------------                           -----------------
Gwendolyn M. Boeke
Trustee


/s/ Robert M. Buckingham                                   April 14, 1999
--------------------------------                           -----------------
Robert M. Buckingham
Assistant Secretary


/s/ Michael S. Daubs                                       April 14, 1999
--------------------------------                           -----------------
Michael S. Daubs
President and Trustee


/s/ Alfred L. Disrud*                                      February 8, 1999
--------------------------------                           -----------------
Alfred L. Disrud
Trustee


/s/ Lawrence R. Halverson                                  April 14, 1999
--------------------------------                           -----------------
Lawrence R. Halverson
Vice President, Secretary and Trustee


/s/ Michael G. Joneson                                     April 14, 1999
--------------------------------                           -----------------
Michael G. Joneson
Treasurer and Assistant Secretary


/s/ Keith S. Noah*                                         February 8, 1999
--------------------------------                           -----------------
Keith S. Noah
Trustee


/s/ Thomas C. Watt*                                        February 8, 1999
--------------------------------                           -----------------
Thomas C. Watt
Trustee

*Pursuant to Powers of Attorney.

                              INDEX TO EXHIBITS TO

                                  FORM N-1A FOR

                                ULTRA SERIES FUND


Item 23.

         (d)      2.       Amendment No. 1 to Management Agreement effective May
                           1, 1999.

                  3. Investment Sub-Advisory Agreement Between CIMCO Inc. and Heartland Advisors, Inc. effective May 1, 1999.

         (g)      2.       Amendment  No. 1 to  Mutual  Fund  Custody  Agreement
                           effective May 1, 1999.

         (j)      Consent of KPMG Peat Marwick LLP

         (m)      2.       Supplement No. 1 to  Distrubution  Plan effective May
                           1, 1999.

         (n)      Financial Data Schedules


     Powers of Attorney

                                 Exhibit 23(d)2

                                 AMENDMENT NO. 1
                     ULTRA SERIES FUND MANAGEMENT AGREEMENT


         Effective May 1, 1999, pursuant to adoption by the Board of Trustees on March 9, 1999, the following amendments are made to the Ultra Series Fund Management Agreement dated February 5, 1997.

         1. Paragraph No. 1 of the Recitals section of the Management Agreement is amended to read as follows:

                  "1. The fund is a series-type, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act) that currently consists of seven investment portfolios (each, a Series) designated as capital appreciation stock, mid-cap stock, growth and income stock, balanced, bond, money market, and treasury 2000, each such Series having its own investment objective;"

         2. Article 3 entitled Compensation of Manager is amended to add the following annual rate to the current list of rates:

                     "Mid-Cap Stock             1.00%"



                                Ultra Series Fund

                                By:      /s/ L. R. Halverson
                                Name:    Lawrence R. Halverson
                                Title:    Senior Vice President
ATTEST:

/s/ Diane M. Fisher

                                CIMCO Inc.

                                By:      /s/ Michael S. Daubs
                                Michael S. Daubs
                                President
ATTEST:

/s/ Kevin S. Thompson

                                 Exhibit 23(d)3

                             Mid-Cap Stock Portfolio
                                     of the
                                ULTRA SERIES FUND
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     Between
                                   CIMCO Inc.
                                       and
                            Heartland Advisors, Inc.
                                (April 13, 1999)

THIS AGREEMENT ("Agreement") is made this 13th day of April, 1999, by and between CIMCO Inc., an Iowa corporation (the "Adviser"), and Heartland Advisors, Inc. (the "Sub-Adviser"), a Wisconsin corporation.


1.       Representations.

         (a) Ultra Series Fund (the "Trust") is a Delaware business trust organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "ICA").

         (b) The Adviser and the Sub-Adviser each is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

         (c) The Board of Trustees of the Trust (the "Trustees") have engaged the Investment Adviser to act as investment adviser for the Mid-Cap Stock Fund (the "Portfolio"), one series of the Trust, under the terms of a management agreement, dated February 7, 1997, with the Trust (the "Management Agreement").

         (d) The Adviser, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Trustees have approved the engagement of the Sub-Adviser, to provide investment advice and other investment services set forth below.


2. Investment Services. The Adviser hereby engages the services of Sub-Adviser in connection with Adviser's management of the Portfolio. Pursuant to this Agreement and subject to the oversight and supervision of the Adviser and the Trustees, the Sub-Adviser shall manage the investment and reinvestment of that portion of the Portfolio as Adviser shall determine from time to time (hereinafter referred to as the "Sub-Portfolio").

Adviser intends to use a manager-of-managers approach to manage the Portfolio. The number of sub-advisers, the named sub-advisers, and the percentage of assets of the Portfolio managed by each sub-adviser shall be determined by the Trustees and the Adviser from time to time; provided, however, the Sub-Adviser shall be given not less than thirty (30) days advance written notice of all changes affecting this Agreement or the Sub-Adviser's role hereunder.

The Sub-Adviser shall formulate and implement a continuous investment program for the Sub-Portfolio conforming to the investment objective, investment policies and restrictions of the Sub-Portfolio as set forth in the Prospectus and Statement of Additional Information of the Fund as in effect from time to time (together, the "Registration Statement"), the Agreement and Declaration of Trust and By-laws of the Fund, any investment guidelines or other instructions received by the Sub-Adviser in writing from the Adviser from time to time and all applicable securities laws and related regulations. Any amendments to the foregoing documents (excluding securities laws and regulations) will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof.

The Adviser acknowledges and agrees that the Sub-Adviser is hereby authorized, to freely exercise on behalf of the Trust, its rights as a shareholder of the various companies in which the Sub-Portfolio may invest including, but not limited to its right to, (a) communicate its views on matters of policy to management, the board of directors and other shareholders of a portfolio company and (b) take such other steps, either individually or as part of a group, to (i) influence a portfolio company's decision-making process, (ii) seek changes in a company's management or board of directors, (iii) effect the sale of all or some of a portfolio company's assets and (iv) vote to participate in or oppose a takeover effort by or of a portfolio company whenever the Sub-Adviser believes such activities may affect the value of the Trust's investment ("control actions"). The Adviser understands that such control actions could result in additional expense to the Trust, including expenses associated with operational or regulatory requirements and the ongoing cost of potential litigation as a plaintiff. However, no expense shall be incurred without the written consent of the Adviser. The Adviser further understands that such control actions also could restrict the Trust's ability to freely trade in the securities of a portfolio company with respect to which it is deemed to be investing for control, which might adversely affect the Trust's liquidity as well as the valuation of those securities. Greater public disclosure could be required regarding the Trust's investment and trading strategies in regulatory filings relating to such securities.

The appropriate officers and employees of the Sub-Adviser will be available to consult with the Adviser, the Trust and the trustees at reasonable times and upon reasonable notice concerning the business of the Sub-Portfolio, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Sub-Portfolio's assets except for recommending to the Adviser upon request proposed valuations for portfolio securities when market quotations are not readily available.

Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio or Sub-Portfolio, except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Adviser, the Portfolio or the Portfolio's shareholders the information required to be provided by the Sub-Adviser hereunder. To the extent the Sub-Adviser agrees to perform any such services, they shall be performed based upon the books and records the Sub-Adviser maintains with respect to the Sub-Portfolio. Any records maintained hereunder shall be the property of the Fund and surrendered promptly upon request.


2. Compliance Monitoring and Reporting The parties acknowledge and agree that the Sub-Adviser shall not be the compliance agent or administrator for the Trust or for the Adviser. However, the Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Sub-Portfolio. In furnishing the services under this Agreement, the Sub-Adviser shall manage the Sub-Portfolio in accordance with the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapters L and M (including, respectively, Section 817(h) and Sections 851(b)(1), (2), (3), and (4) of the Internal Revenue Code and the regulations promulgated thereunder; (iii) other applicable provisions of state or federal law; (iv) the Agreement and Declaration of Trust and By-Laws of the Trust; (v) policies and determinations of the Trust and the Adviser provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions as may be amended from time to time by the Portfolio's shareholders or Trustees and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and (viii) investment guidelines or other instructions provided to the Sub-Adviser in writing from the Adviser.

Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Adviser or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is accurately, completely and timely provided to the Sub-Adviser in writing.

The Sub-Adviser shall be responsible for the preparation and filing of any reports required to be filed under Sections 13 and 16 of the Securities and Exchange Act of 1934, as amended (the "1934 Act") with respect to securities held in the Sub-Portfolio. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio or Sub-Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

The Adviser and Sub-Adviser shall cooperate with each other in providing information, reports and other materials to regulatory and administrative bodies having proper jurisdiction over the Adviser, the Sub-Adviser, the Portfolio or the Sub-Portfolio; provided, however, that this agreement to cooperate does not apply to the provision of information, reports and other materials which either of them reasonably believes a regulatory or administrative body does not have the authority to request or is the respective party's privileged or confidential information.


3. Execution of Portfolio Transactions. Subject to the supervision and control of the Adviser, which in turn is subject to the supervision and control of the Trustees, the Sub-Adviser in its discretion shall determine which issuers and securities or other investments shall be purchased, held, sold or exchanged by the Sub-Portfolio or otherwise represented in the Sub-Portfolio's investment portfolio from time to time and, subject to the provisions of this section 3 of the Agreement, shall place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Sub-Portfolio shall be maintained by a custodian bank (the "Custodian") designated by the Trust, and the Adviser shall authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Sub-Portfolio. No assets may be withdrawn from the Sub-Portfolio other than for settlement of transactions on behalf of the Sub-Portfolio, except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

In connection with the investment and reinvestment of the assets of the Sub-Portfolio, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase, sale, exchange and other transactions for the Sub-Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine form time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Sub-Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Sub-Portfolio on a continuing basis. Subject to such polices and procedures as the Trustees may determine and communicate in writing to the Sub-Adviser, the Sub-Adviser shall have discretion to effect investment transactions for the Sub-Portfolio through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-Adviser) qualified to obtain best execution of such transactions who provide brokerage and /or research services, as such services are defined in section 28(e) of the 1934 Act, and to cause the Sub-Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment or the Sub-Adviser's overall responsibilities with respect to the Sub-Portfolio and other accounts as to which the Sub-Adviser exercises investment discretion as such term is defined in section 3(a)(35) of the Securities and Exchange Act of 1934 (the "1934 Act") (the "Separate Accounts"). The Sub-Adviser shall not be required to use a broker-dealer which provides research services to the Adviser or other sub-advisers or to use a particular broker-dealer which the Adviser has recommended.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Sub-Portfolio as well as other Separate Accounts, the Sub-Adviser, in good faith and conformity with its responsibilities under applicable laws, rules and regulations may, but shall not be required to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and achieve more efficient execution. In the event of such an allocation, the allocation of securities and the related transaction expenses shall be made by the Sub-Adviser among the Sub-Portfolio, the Portfolio and other clients of the Sub-Adviser in such manner as the Sub-Adviser reasonably believes is fair and equitable and consistent with its fiduciary obligations.


4. Proxy Voting; Class Actions. Unless the Adviser gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Sub-Portfolio may be invested. Sub-Adviser's sole responsibility with respect to matters of Class Actions received by the Trust relating to securities held in the Sub-Portfolio shall be to consult with the Adviser and/or the Trustees regarding the merits thereof.


5. Reports by the Sub-Adviser. The Sub-Adviser shall report to the Adviser with such frequency and in such form as may be mutually agreed from time to time information concerning transactions and performance of the Sub-Portfolio, including information required in the Registration Statement or information necessary for the Adviser to review the Sub-Portfolio or discuss the management of it. The Sub-Adviser shall permit the books and records maintained with respect to the Sub-Portfolio to be inspected and audited by the Trust, the Adviser or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Adviser and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser, the Portfolio or the Trust. The Sub-Adviser shall promptly notify the Adviser of any changes in any information regarding the Sub-Adviser or the investment program for the Sub-Portfolio as described in the Registration Statement.

6. Compensation of the Sub-Adviser. For the services rendered hereunder, Adviser shall pay Sub-Adviser at the end of each month, a fee at the annual rate of 0.60 of the average daily net assets of the Sub-Portfolio.

Sub-Adviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Sub-Portfolio shall be determined by the method and on the dates set forth in the Trust's Registration Statement, as amended from time to time, and in accordance with such valuation procedures as adopted by the Fund. In the event of termination of this Agreement, all compensation due through the date of termination shall be calculated on a pro-rated basis through the date of termination and paid within thirty business days of the termination date.

The Adviser and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser is an independent contractor and, unless otherwise expressly provided herein or otherwise authorized, shall have no authority to act or represent the Adviser, the Trust or the Portfolio or to otherwise act as agent for any of them.

The Sub-Adviser shall provide the office space, furnishings, equipment and personnel and shall pay such other of its expenses required to perform the services to be provided under this Agreement, but shall not be obligated to pay any expenses of the Adviser, the Portfolio or the Fund. Except as otherwise specifically provided herein, the Adviser, the Portfolio and the Fund shall not be obligated to pay any expenses of the Sub-Adviser.


7. Delivery of Documents to the Sub-Adviser. On or before the effective date of this Agreement, the Adviser shall furnish the Sub-Adviser with true, correct and complete copies of each of the following documents each of which is hereby acknowledged as received by the Sub-Adviser by its signature below:

         (a) The Agreement and Declaration of Trust of the Fund, as in effect on the date hereof;

         (b)      The By-Laws of the Fund, as in effect on the date hereof;

         (c) The resolutions of the Trustees approving the engagement of the Sub-Adviser as portfolio manager of the Sub-Portfolio and approving the form of this Agreement;

         (d) The resolutions of the Trustees selecting the Adviser as investment manager to the Portfolio and approving the form of the Management Agreement;

         (e)      The Management Agreement;

         (f) The Code of Ethics of the Fund and of the Adviser, as in effect on the date hereof;

         (g)      The Registration Statement of the Fund; and

         (h) A list of affiliates of the Fund, the Adviser, other sub-advisers to the Fund and their respective officers, directors, trustees, and shareholders to the extent such affiliations will affect or limit investment management of the Sub-Portfolio.

The Adviser shall furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) and (h) above shall be provided promptly and in no event later than 30 days from the date such materials become available to the Adviser. Such amendments or supplements as to item (g) above shall be provided not later than the end of the business day next following the date such amendments or supplements become known to the Adviser. Any amendments or supplements to the foregoing shall not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The Adviser shall provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.


8. Delivery of Documents to the Adviser. On or before the effective date of this Agreement, the Sub-Adviser shall furnish the Adviser with true, correct and complete copies of each of the following documents each of which is hereby acknowledged as received by the Adviser by its signature below:

         (a) At least 48 hours prior to execution of this Agreement, the Sub-Adviser's Form ADV as filed with the Securities and Exchange commission as of the date hereof;

         (b) Separate lists of persons who the Sub-Adviser wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Sub-Portfolio;

         (c) The Code of Ethics of the Sub-Adviser, as in effect on the date hereof; and

         (d) Any other portfolio management policies or procedures affecting management of the Sub-Portfolio the Adviser reasonably requests.

The Sub-Adviser shall furnish the Adviser from time to time with copies of all amendments of or supplements to the foregoing, if any. Such amendments or supplements shall be provided promptly and in no event later than 30 days from the date such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Adviser until the Adviser's receipt thereof. The Sub-Adviser shall provide additional information as the Adviser may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.


9. Confidential Treatment. The parties hereto understand that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Trust or such persons the Adviser may designate in connection with the Sub-Portfolio. The parties also understand that any information supplied to the Sub-Adviser by the Adviser or the Trust in connection with the performance of its obligations hereunder, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Sub-Portfolio. This paragraph shall not apply to information, reports or other materials that are either public information or required to be disclosed by federal or state regulatory authorities.


10. Use of Name. The Adviser shall not use, and shall not permit the Trust to use, the Sub-Adviser's name (or that of any of its affiliates) or any derivative thereof, or logo, servicemark or trademark owned by the Sub-Adviser in any Trust sales literature or other public communication without prior approval by the Sub-Adviser.


11. Representations of the Parties. Each party hereto hereby further represents and warrants to the other that: (i) it is registered as an investment adviser under the Advisers Act; and (ii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and (iii) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

The Sub-Adviser further represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1(b) of the ICA. The Sub-Adviser shall be subject to such Code of Ethics and shall not be subject to any other Code of Ethics, including the Adviser's Code of Ethics, unless specifically adopted by the Sub-Adviser. The Adviser further represents and warrants to the Sub-Adviser that
(i) the appointment of the Sub-Adviser by the Adviser has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Fund's governing documents and other applicable law.


12. Liability. The federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Portfolio or the Adviser may have under applicable law.


13. Other Activities of the Sub-Adviser. The Adviser agrees that the Sub-Adviser and any of its shareholders or employees, and persons affiliated with the Sub-Adviser or with any such shareholder or employee, may render investment management, advisory or brokerage services to other investors and institutions, and that such investors and institutions may own, purchase or sell securities or other interests in property that are in the same as, similar to, or different from those which are selected for purchase, holding or sale for the Sub-Portfolio. The Adviser further acknowledges that the Sub-Adviser and any of its shareholders or employees, and persons affiliated with the sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Sub-Portfolio. Subject to applicable securities laws and regulations, nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Sub-Portfolio any security which the Sub-Adviser, its shareholders, employees or persons affiliated with the Sub-Adviser may purchase or sell for their own respective accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security of issuers named on the list provided by the Adviser pursuant to subparagraph 7(h) hereof for the Sub-Adviser's other clients, advisory or otherwise.

14. Continuance and Termination. This Agreement shall become effective only after it is approved by the Trustees and shall remain in full force and effect for two years from the effective date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person (or as otherwise permitted under the ICA) at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Adviser or the Sub-Adviser upon 60 days written notice, and will automatically terminate in the event of
(i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management Agreement, provided the Sub-Adviser has received prior written notice thereof.

15. Notification. Unless otherwise expressly agreed in writing, any notice, instruction or other communication required or contemplated by this Agreement shall be in writing . All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

  Adviser:          CIMCO Inc.
                    5910 Mineral Point Road
                    Madison, WI  53701-0391
                    Attention: Lawrence R. Halverson, Senior Vice President

  Sub-Adviser:      Heartland Advisors, Inc.
                    790 N. Milwaukee St.
                    Milwaukee, WI  53202
                    Attention: Jilaine Hummel Bauer
                               Senior Vice President and General Counsel


16. Limitation of Liability and Indemnification. Neither the Sub-Adviser nor any of its officers, directors, employees, shareholders, nor any other person performing executive, administrative, trading or other functions for the
Sub-Portfolio (at the direction or request of the Sub-Adviser) or the Sub-Adviser in connection with the discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser, the Fund or the Portfolio or its shareholders in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence or from the reckless disregard of such duties by the Sub-Adviser. In no case shall the Sub-Adviser be liable for any loss incurred by reason of any act or omission of the Trust, the Adviser, or their respective agents including the Trust's custodian or any broker-dealer.

The Sub-Adviser shall indemnify and hold harmless the Adviser, its directors, officers, and employees, any affiliated person of the Adviser and each controlling person of the Adviser if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or any such other indemnified person may become subject arising out of the Sub-Adviser's responsibilities as investment manager of the Sub-Portfolio to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of, or any person, acting on behalf of the Sub-Adviser; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Adviser or any other such indemnified person deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.


The Adviser agrees to indemnify and hold harmless the Sub-Adviser, its directors, officers, employees and shareholders, any affiliated person of the Sub-Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or any such other indemnified person may become subject arising out of the Adviser's responsibilities as investment manager of the Portfolio (i) to the extent of and as a result of the willful misconduct, bad faith or gross negligence by the Adviser, any of the Adviser's employees or representatives or any affiliate of, or any person, other than the Sub-Adviser, acting on behalf of the Adviser, or
(ii) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Adviser's indemnity in favor of the Sub-Adviser or any other such indemnified person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

It is agreed that the obligations of the indemnifying party under this section shall extend to expenses and costs (including reasonable attorneys fees) incurred by the indemnified party as a result of any litigation brought by the indemnifying party alleging the indemnified party's- failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the indemnifying party. It is further agreed that the indemnity of the indemnifying party under this section shall not apply unless the indemnified party shall have notified the indemnifying party in writing within a reasonable time after the summons or other first legal process giving information of the nature of a claim hereunder shall have been served upon the indemnified party.


17. Conflict of Laws. The provisions of this Agreement shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control. The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statue, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.


18. Amendments, Waivers, etc. Provisions of this Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.


19. Governing State Law. This Agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Wisconsin.


20. Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.


Attest:                                              CIMCO Inc.


/s/ Kevin S. Thompson                   By: /s/ Michael S. Daubs
Kevin S. Thompson                           Michael S. Daubs, President

Attest:                                              Heartland Advisors, Inc.


/s/ Lois Schmatzhagen                   By: /s/ William J. Nasgovitz
Lois Schmatzhagen, Secretary                William J. Nasgovitz, President

                                 Exhibit 23(g)2

                               AMENDMENT NO. 1 TO
                          MUTUAL FUND CUSTODY AGREEMENT


         THIS AGREEMENT is made as of ___________, 1999 by and between the ULTRA SERIES FUND, a Massachusetts Business Trust (the "Fund"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts State chartered bank trust company ("State Street").

1. The parties  entered  into a Mutual Fund  Custody  Agreement  dated April 30,
1997.

2. The Parties agree to amend Attachment B of the Custody Agreement to read as follows:



                                  ATTACHMENT B

         Portfolios of the Ultra Series Fund

                  Capital Appreciation Stock Series
                  Mid-Cap Stock Fund
                  Money Market Series
                  Growth and Income Stock Series
                  Bond Series
                  Balanced Series
                  Treasury 2000 Series


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

                              ULTRA SERIES FUND



Attest:                       By: ----------------------------
                                       Michael S. Daubs
----------------------                 President




                              STATE STREET BANK AND TRUST COMPANY


Attest:                       By:
                                 ----------------------------------
                                   Name:
                                   Title:
----------------------

                                  Exhibit 23(j)

                        Consent of KPMG Peat Marwick LLP


KPMG Peat Marwick LLP
4200 Norwest Center
90 South Seventh Street
Minneapolis, MN 55402


                          Independent Auditors' Consent



The Board of Trustees
Ultra Series Fund:


We consent to the use of our report dated February 5, 1999 included herein and to the references to our Firm under the headings "FINANCIAL HIGHLIGHTS" in Part A and "INDEPENDENT AUDITORS" in Part B of the Registration Statement.



                                             KPMG Peat Marwick LLP

Minneapolis, Minnesota
April 20, 1999

                                 Exhibit 23(m)2

                                ULTRA SERIES FUND
                               Supplement No. 1 to
                                Distribution Plan


A. Ultra Series Fund (the Fund) is a diversified, open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the 1940 Act).

B. Paragraph B of the Distribution Plan (the Plan) states that the Plan shall also apply to the Shares of any other series of the Fund as shall be designated from time to time by the board of trustees of the Fund (the Board) in any supplement to the Plan.

C. At its March 9, 1999 meeting, the Board of Trustees approved supplementing the Plan to include the Mid-Cap Stock Fund as part of the Plan.

D. The  Distribution  Plan is hereby  supplemented  to include the Mid-Cap Stock
Fund.

         IN WITNESS WHEREOF, Ultra Series Fund has adopted this Supplement to the Distribution Plan as of May 1, 1999.


                                         ULTRA SERIES FUND



                                         By:  /s/ Michael S. Daubs
                                              Michael S. Daubs
                                              President